UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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TTEC Holdings, Inc.
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Our Vision

We are transforming our company to help our clients transform theirs. Every interaction we have with our clients, their customers, our colleagues and the communities where we operate are guided by this vision and these values.

Purpose

Deliver humanity to business.

Vision

Leading the world's most respected organizations to create and grow emotionally connected, valuable, lasting relationships.

Mission

Accelerate growth by simplifying and personalizing interactions that build deep engagement between people and brands.

Our Values

Lead every day

We lead every day at every level to achieve results. We know that courageous, authentic leadership translates into positive impact.

Seek first to understand

We delight customers every chance we get. We strive to see the world through the eyes of our clients, their customers and our colleagues.

Do the right thing

We expect the highest degree of integrity from ourselves and each other. We act with honesty and respect in everything we do.

Act as one

We're stronger together — one company with one purpose and one team. We work together and have each others' backs.

Reach for amazing

We are innovators who make amazing things possible. We spark creativity and never accept "can't."

Live life passionately

We believe in our purpose and live it with intensity. We celebrate, laugh and have fun together.

April 3, 2020

Dear Stockholders:

It is my pleasure to invite you to join us at the Annual Meeting of Stockholders of TTEC Holdings, Inc., to be held at 9197 South Peoria Street, Englewood, Colorado 80112. The meeting will take place on Wednesday, May 13, 2020, at 10:00 a.m., Mountain Daylight Time.

We currently plan to hold the Annual Meeting in person, as presented in the Notice of the Annual Meeting of Stockholders provided with the enclosed proxy materials. As of the date of this mailing, however, the spread of Coronavirus/COVID-19 continues to present a serious threat around the world and throughout the United States, including Colorado. The health and safety of our stockholders and employees are of paramount concern to our Board of Directors and management. To minimize the risk of the virus, we strongly encourage all stockholders to access the meeting via live webcast, rather than attend the meeting in person.

You will be able to access the webcast online at https://www.ttec.com/AnnualMeeting. At the meeting, we will report on TTEC’s results of operation for fiscal year 2019 and provide commentary on how our business is managing the global Coronavirus/COVID-19 pandemic’s impacts and opportunities, and our outlook for the remainder of 2020. We hope you are able to join the webcast.

Details regarding admission to the meeting, as well as attendance at the meeting and the business to be conducted at the meeting are provided in the Notice of the Annual Stockholders Meeting and the accompanying Proxy Statement. Please note that in order to attend the meeting in person or to participate in the webcast, attendees will need to present an admission ticket as further described in the accompanying Proxy Statement. Together with the Proxy Statement, we are making available a copy of our 2019 Annual Report to Stockholders. We encourage you to read our Annual Report, which includes our audited financial statements and provides detailed information about our business.

We elected to provide access to our proxy materials via the internet under the U.S. Securities and Exchange Commission’s internet notice and access rules. In our business, we are focused on improving the engagement between our clients and their customers. Our aspirations with respect to our stockholders are no different. We believe that by making our proxy materials available via the internet, we enhance our stockholders’ experience in accessing our information, understanding our business, and the way in which TTEC is governed and managed to maximize our stockholder, client and employee value. By providing the proxy materials via the internet, we also reduce the environmental impact of our Annual Meeting, which is consistent with our ongoing ESG (environmental-social-governance) goals.

For additional information about the Annual Meeting, please see the Important Information About the Proxy Materials and Voting Your Shares section of this Proxy Statement.

PLEASE VOTE

Your vote is important. Whether or not you plan to attend the Annual Meeting in person or via a webcast, we encourage you to read these materials carefully and promptly vote your shares. There are several ways you can vote: via the internet, by telephone, by mailing the enclosed proxy or by attending our Annual Stockholders Meeting in person. Please vote as soon as possible to ensure that your vote is recorded promptly. If you hold shares in a brokerage account, your broker will not be able to vote your shares on most matters unless you provide your voting instructions.

On behalf of the Board of Directors and all TTEC employees, thank you for your continued confidence in TTEC and our business.

Very truly yours,

KENNETH D. TUCHMAN

Chairman and Chief Executive Officer

I

Notice of 2020 Annual Meeting of Stockholders

Wednesday, May 13, 2020

10:00 a.m. Mountain Daylight Time

TTEC Global Headquarters

9197 South Peoria Street

Englewood, Colorado 80112

Join the webcast at https://www.ttec.com/AnnualMeeting.

ITEMS OF BUSINESS:

At the meeting, our stockholders will be asked to:

•                  Elect seven directors named in the Proxy Statement, for a term of one year;

•                  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2020;

•                  Approve the TTEC 2020 Equity Incentive Plan;

•                  Approve an Advisory Vote on Executive Compensation; and

Transact such other business, including stockholder proposals, as may properly come before the meeting.

The meeting will also include a report on our financial results for fiscal year 2019, our commentary on how the business is managing the global Coronavirus/COVID-19 pandemic’s impacts and opportunities, and our outlook for the remainder of 2020.

RECORD DATE:

Only stockholders of record at the close of business on March 18, 2020, will be entitled to receive notice of, and to vote at, the 2020 Annual Stockholders Meeting.

By Order of the Board of Directors

Margaret B. McLean
Senior Vice President, Corporate Secretary and General Counsel

Englewood, Colorado
April 3, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 13, 2020: This Notice of Annual Meeting and Proxy Statement and the 2019 Annual Report are available at ttec.com.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
VIA INTERNET Visit the website listed on your proxy card.	BY MAIL Sign, date and return your proxy card in the enclosed envelope.
BY TELEPHONE Call the telephone number on your proxy card.	IN PERSON Attend the Annual Meeting and vote in person.
ELECTION TO RECEIVE ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS. You can expedite delivery and avoid costly mailings by confirming in advance your preference for electronic delivery.

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9197 South Peoria Street
Englewood, Colorado 80112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT EXECUTIVE SUMMARY

This summary highlights only selected information contained in this Proxy Statement. We encourage you to read the entire Proxy Statement and TTEC’s 2019 Annual Report on Form 10K for the period ended December 31, 2019, and any subsequent financial filings, before voting your shares.

MATTERS TO BE VOTED ON AT THE 2020 ANNUAL MEETING

Proposal	Board Recommendation	For more detail, see page:
1. Election of directors	FOR each Nominee	49
2. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2020	FOR	55
3. Approval of the TTEC 2020 Equity Incentive Plan	FOR	56
4. Approval of an Advisory vote on Executive Compensation	FOR	61

OUR COMPANY

TTEC Holdings, Inc. (“TTEC” or “the Company”) is a leading global customer experience technology and services company focused on the design, implementation, and delivery of transformative customer experience outcomes for many of the world’s most iconic and disruptive brands. Since our inception in 1982, we have been helping clients deliver frictionless customer experiences, strengthen their customer relationships, brand recognition and loyalty through personalized interactions, significantly improve their Net Promoter Score (“NPS”), and lower their total cost to serve by enabling and delivering simplified, consistent and seamless customer experience across channels and phases of the customer lifecycle.

•                  Our customer experience thought leadership is substantiated, with innovative programs that differentiate our clients from their competition.

•                  In the fast expanding direct-to-customer (“DTC”) channel where experiences are everything, enterprises must become increasingly customer-centric and digitally enabled. Digital transformation has become a have-to-have in winning and keeping customers. It is our mission to enable and accelerate our clients’ path to digital transformation. We are focused on improving the experience of our clients’ customers by leveraging existing and emerging technologies — artificial intelligence (“AI”), machine learning (“ML”), robotic process automation (“RPA”), cloud, analytics, omnichannel and real-time messaging.

Through the first quarter of 2019, the Company reported its financial results of operations across four segments: Customer Strategy Services (“CSS”), Customer Technology Services (“CTS”), Customer Growth Services (“CGS”) and Customer Management Services (“CMS”). Starting in the second quarter of 2019, the Company changed its go-to-market strategy, how its clients evaluate and consume its services, how TTEC assesses its operating performance and the leadership accountability for its segments. As a result, the Company now reports its financial information based on two segments: TTEC Digital and TTEC Engage.

TTEC Digital designs, builds and delivers tech-enabled, insight-based, and outcome-driven customer experience solutions through our professional services and suite of technology offerings. These solutions are critical to enabling and accelerating digital transformation for our clients. These services were previously included in the CSS and CTS segments.

TTEC Engage provides the essential technologies, human resources, infrastructure, and processes to operate customer care, acquisition, and fraud detection and prevention services. These services were previously included in the CGS and CMS segments.

TTEC Digital and TTEC Engage come together under our unified offering, Humanify™ Customer Experience as a Service (“CXaaS”), which drives measurable customer results for clients through the delivery of personalized, omnichannel experiences. Our Humanify™ cloud platform provides a fully integrated ecosystem of Customer Experience (“CX”) offerings, including omnichannel, messaging, AI, ML, RPA, analytics, cybersecurity, customer relationship management (“CRM”), knowledge management and journey orchestration. Our end-to-end platform differentiates us from many competitors by combining design, strategic consulting, best in class technology, data analytics, process optimization, system integration and operational excellence. This unified offering is value-oriented, outcome-based and delivered to large enterprise and governments on a global scale.

During fiscal 2019, the TTEC global operating platform delivered services in 22 countries — the United States, Australia, Belgium, Brazil, Bulgaria, Canada, Costa Rica, Germany, Greece, Hong Kong, India, Ireland, Mexico, the Netherlands, New Zealand, the Philippines, Poland, Singapore, South Africa, Thailand, United Arab Emirates, and the United Kingdom. We provide onshore, nearshore, and offshore services on six continents to accommodate client requirements.

ESG: GROWING A SOCIALLY AND ENVIRONMENTALLY RESPONSIBLE BUSINESS

At TTEC, meeting the needs of the present without compromising the ability of future generations to enjoy our world is a part of our mission to bring humanity to business. We believe that proactively managing environmental, social, and governance (“ESG”) issues as part of our business strategy is critical to our sustainable growth and is an important part of our risk management strategy. ESG framework covers a diverse set of risks designed to capture the needs of various industries. At TTEC, our ESG initiatives are focused on issues specific to our business, employees, clients and stockholders, including sustainable operations, investing in our people, workplace diversity, philanthropy, and responsible data management.

Sustainable Operations

Resource Consumption. TTEC is committed to reducing energy and other resource consumption across our global footprint. In 2019, we reduced energy consumption by nearly 15%. That was made possible by:

•                  Using high-efficiency HVAC equipment and implementing a global HVAC temperature standard

•                  Enabling building automation controls as standard

•                  Converting 8,000 outdated fluorescent light bulbs to LED

•                  Introducing electronic remote lighting controls as standard

•                  Installing occupancy sensors in offices and meeting rooms

We also focused on the reduction in our resource consumption by supporting and encouraging a paperless production floor and installing water-saving touchless faucets at 25% of all restroom facilities globally.

Sustainable by Design. TTEC promotes reuse-repurpose-recycle programs throughout the company. Recycling programs and environmentally conscious consumption is designed into our global initiatives. For example, in 2019, we committed over $5.5 million to a CultureCX initiative that converted traditional contact center sites into engaging, collaborative, and innovative workspace. In implementing these enhancements, we added technology enabling physical mobility; invested in furniture and flooring that had 40%-100% of environmentally friendly recycled materials; installed water bottle refill stations to encourage reusable consumption, eliminating disposable drinking caps and bottles from many of our sites; and adopted environmentally-friendly cleaning products.

Recycling. Comingled recycling is a standard at all our sites. During 2019, in the United States alone, we recycled 88 tons of material, and collected approximately 648 tons of recyclable waste.

What is the impact of our efforts?

106 sites
>49K employees

$3-6K
savings per site per year due to global standard temp settings

40-100%
of recently purchased furniture made from recycled materials

16.1
tons of recycled waste in US sites in Q4 2019

15%
YOY reduction of utilities consumption

$1.5M
in utility costs saved in 2019

100%
green cleaning products

8000
florescent light bulbs replaced with LED bulbs

850
computers donated to schools in 2019

TTEC is making a meaningful difference!

Innovator in @Home Employment. TTEC has been recognized for the sixth year in a row by FlexJobs as a leader in providing virtual work opportunities. Our HumanifyTM @Home platform provides employees with opportunities to work remotely anywhere in the world, reducing commute time and CO2 emissions in the process. We estimate that through HumanifyTM @Home, in 2019, we were able to reduce our annualized carbon emissions by an estimated 355 thousand metric tons. The Coronavirus/COVID-19 pandemic provided TTEC with a unique opportunity to expand its work-at-home service delivery model by rapidly transitioning employees to work at home arrangements, and that number is growing every day. Supported by tested technology capabilities at scale, the transition allowed us to maintain life sustaining and essential infrastructure services such as healthcare, communications, financial services, food delivery and other logistics, reducing the stress and disruption to people’s lives during a global health crisis, while providing stable employment. As Coronavirus/COVID-19 pandemic subsides, we expect to continue to expand our HumanifyTM @Home platform and reduce our brick & mortar footprint, while expanding our capabilities around the world.

Sustainability is Good for Business. Resource consumption management, recycling, and enabling employees to work from home is not only good for the environment, it is also good for our business. It allows us to reduce our real estate, utilities, and equipment costs, improve performance management and increase training efficiency. More importantly, it allows us to increase the loyalty and retention of our talented employee base, thus reducing our cost of recruitment while improving the reliability and quality of our services to our clients and their customers.

Recruiting for at-home opportunities, eliminates geographic barriers for a quality talent pool. Our HumanifyTM @Home platform provides attractive employment options for veterans, employees with disabilities, parents, and caretakers at a stage of life where flexibility is as important as compensation. With an average age of 40 and an average work experience of 10+ years, our HumanifyTM @Home employees bring unique professional and life experience to our client programs.

People Strategies: Diversity, Development, Engagement

Diversity and Inclusion. We believe uniqueness is powerful, and we are building a culture of inclusion by promoting diversity across our sites and by offering social forums, mentorship programs, affinity groups, webinars, and recognition events to celebrate the diverse and culturally rich community we employ in 22 countries on six continents.

In 2019, TTEC was ranked by Forbes as #184 among best employers for diversity and #268 for best employers for women. We were also named by Comparably to the Best Company for Diversity 2019 List. We believe that successful organizations leverage gender diversity and we empower women with unique opportunities: 55% of our employees are women, and nearly half are in managerial roles. We encourage career development and personal enrichment for our female colleagues through our global Women in Leadership (WIL) program.

Development and Training. We invest in training and development of our people. In 2019, we invested approximately $1.2 million in the training and development of our employees through tuition reimbursement, scholarships, professional certification programs, and the TTEC University curriculum. More than 70% of our global employee population completed professional development plans devoting more than 446 thousand company sponsored professional development hours during the year. Through our centers of excellence, more than 2,100 employees completed certifications in people management, finance & accounting, negotiations, and talent acquisition; 168 participated in our mentorship programs; and 160 completed recognized certification preparatory programs. This investment resulted in career advancement for thousands of employees with 54% of all promotional opportunities filled through internal mobility.

We are committed to becoming the best employer in geographies where we work, and We have been named Kincentric Best Employer in the Philippines, and the UK Employer of the Year by the Global Sourcing Association.

Employee Engagement. We measure the success of our people strategy across 7 key indicators: overall engagement, rational engagement, emotional engagement, job satisfaction, intent to stay, values adoption, and employee Net Promoter Score (NPS).

We are proud that over the last several years our employee engagement indicators have continued to improve.

Our overall employee engagement in 2019, exceeded the Gallup’s Great Workplaces engagement score.

Philanthropy

Philanthropy and giving back are shared values for TTEC and its employees. In 2019, our TeleTech Foundation approved over a 100 employee-recommended grants to donate $0.4 million globally for programs that our employees are passionate about and to which they donated time and resources. Seventy-five percent of these programs were STEM programs and education-related charities. Inspired by our employees, our TeleTech Foundation also donated 850 computers to schools and individuals around the world, while 3,695 employees banded together in the run-in-sync race to raise money for schools in the Philippines.

Responsible Data Management

As an innovative technology company, TTEC is committed to safeguarding the privacy of our clients’, their customers’, and our employee’s data. Long before it became a regulatory requirement, TTEC stood up robust data privacy programs around the world. These programs are reviewed and refreshed annually, as best practices and global privacy expectations evolve. TTEC believes in privacy first and works to provide all stakeholders with notice of what data we collect and how it is being used. We position our internal and external solutions to honor data subjects’ rights. We are committed to data security and have implemented an information security program based on the standards recommended by the Center for Internet Security (CIS) and the National Institute of Standards and Technology (NIST) that meets our obligation to take reasonable, appropriate safeguards to protect data.

2019 PERFORMANCE HIGHLIGHTS

Our 2019 performance is summarized below:

•             Our revenue was a record $1.644 billion, an increase of 8.9 percent over the year ago period.

•             Our income from operations was $123.7 million or 7.5 percent of revenue, a 34.3 percent increase year over year. Income from operations on a non-GAAP basis[1] was $129.2 million, or 7.9 percent of revenue, compared to 6.9 percent in the prior year.

•             Our net cash provided by operating activities was $238.0 million compared to $168.3 million in the prior year.

•             We booked $488 million in new business, an 18.7 percent decrease over the prior year.

•             Our diluted earnings per share were $1.65 compared to $0.77 in the prior year, and $1.89 compared to $1.49 in prior year on a non-GAAP basis.

•             We paid a total of $28.7 million in cash dividends to our shareholders.

(1)         TTEC computes company performance metrics on a non-GAAP basis, which adjusts for non-operating items including, but not limited to, asset impairment, restructuring charges and integration expenses, deconsolidation of subsidiaries, changes in acquisition earn-outs, changes in tax valuation allowances, return to provision adjustments, and one-time non-recurring items. Please review a copy of the 2019 Annual Report and 2019 full-year earnings press release for a reconciliation of these non-GAAP adjustments.

CORPORATE GOVERNANCE HIGHLIGHTS

Our Board follows sound governance practices.

Independence

•             In 2019, six out of our seven Board members were independent directors.

•             All Board committees, except a special purpose Executive Committee, are comprised exclusively of independent directors.

•             In 2020, six out of seven Board of Directors nominees are independent directors.

Executive Sessions

•             The independent directors regularly meet in executive sessions without management.

•             The independent directors regularly meet with the independent auditor, internal audit, and legal executives in executive sessions without management.

Board Oversight of Risk Management

•             Our Board understands, oversees, and regularly reviews risks inherent in TTEC’s business.

•             The Audit Committee of the Board reviews our overall enterprise risk management policies and practices, is actively involved in the oversight of our Enterprise Risk Management program, and reviews risks inherent in our internal controls over our financial reporting, risks specific to how we collect, store, use and transfer information, risks specific to our geographic footprint and concentration, risks specific to our varied regulatory compliance framework around the world, and our cybersecurity risks.

•             The Compensation Committee of the Board evaluates the risks associated with TTEC’s management and employee compensation plans and the structure of our employee incentives.

•             The Nominating & Governance Committee of the Board is focused on risks inherent in our governance, management, and board succession planning, and risks specific to crisis management and incident response.

Stock Ownership Requirements

•             Our Chief Executive Officer and Chief Financial Officer must, within five years of attaining their positions, hold common stock valued at 3x their base salary.

•             Members of our executive leadership team at the executive vice president level must, within five years of appointment, hold common stock valued at 2.5x their base salary; while executives at the senior vice president level must hold 1.5x their base salary.

•             Our Board members must, within five years of joining our Board, hold common stock valued at 3x their annual cash retainer fees.

Board Practices

•             Our Board annually reviews its overall effectiveness and the effectiveness of its committees.

•             Board nomination priorities are adjusted annually to ensure that our Board, as a whole, continues to reflect the appropriate mix of skills, experience, and competencies necessary to support TTEC’s strategy.

•             Our Board committees have access to independent advisors at their sole discretion.

Accountability	• All directors stand for election annually. • Our Chairman of the Board and Chief Executive Officer is the controlling stockholder of TTEC. He controls 60.2 percent of our common stock.

DIRECTOR EXPERIENCE

The Board and our Nominating and Governance Committee believe that diversity in experience and perspectives is important for achieving sound decisions and driving stockholder value. The following chart reflects the experience of our Board members in 2019:

2020 BOARD NOMINEES

Director	Age	Director Since	Independent	Qualifications
Kenneth D. Tuchman	60	1994

•             Business Transformation Experience

•             Capital Markets or M&A Experience

•             Global Experience

•             Industry Experience

•             Operator or CEO Experience

•             Public Company Experience

•             Risk Management Experience

•             Service Industry Experience

•             Social Responsibility

•             Tech, Digital, AI and ML Experience

•             TTEC founder

Steven J. Anenen	67	2016	✓

•             Business Transformation Experience

•             Capital Markets or M&A Experience

•             Global Experience

•             Industry Experience

•             Operator or CEO Experience

•             Public Company Experience

•             Risk Management

•             Service Industry Experience

Tracy L. Bahl	58	2013	✓

•             Business Transformation Experience

•             Capital Markets or M&A Experience

•             Industry Experience

•             Operator or CEO Experience

•             Public Company Audit Experience

•             Public Company Experience

•             Service Industry Experience

Gregory A. Conley	65	2012	✓

•             Business Transformation Experience

•             Capital Markets or M&A Experience

•             Global Experience

•             Industry Experience

•             Operator or CEO Experience

•             Public Company Audit Experience

•             Public Company Experience

•             Service Industry Experience

•             Tech, Digital, AI and ML Experience

Robert N. Frerichs	68	2012	✓

•             Business Transformation Experience

•             Capital Markets or M&A Experience

•             Global Experience

•             Industry Experience

•             Operator or CEO Experience

•             Public Company Audit Experience

•             Public Company Experience

•             Public Sector

•             Risk Management Experience

•             Service Industry Experience

•             Tech, Digital, AI Experience

Marc L. Holtzman	60	2014	✓

•             Business Transformation Experience

•             Capital Markets or M&A Experience

•             Global Experience

•             Industry Experience

•             Operator or CEO Experience

•             Public Company Experience

•             Risk Management Experience

•             Service Industry Experience

•             Social Responsibility

Ekta Singh-Bushell	48	2017	✓

•             Business Transformation Experience

•             Global Experience

•             Public Company Audit Experience

•             Public Company Experience

•             Risk Management Experience

•             Service Industry Experience

•             Social Responsibility

•             Tech, Digital, AI and ML Experience

2019 EXECUTIVE COMPENSATION HIGHLIGHTS

•        Our executive compensation program is designed to reward financial results and effective strategic leadership, which we believe are key to building sustainable value for our stockholders.

•        Our executive compensation program utilizes a mix of base salary, and short- and long-term incentives, to attract and retain highly qualified executives and maintain a strong relationship between executive pay and company performance.

•        Our executive compensation program places significant weight on ethical and responsible conduct in pursuit of TTEC’s strategic goals. In 2019, we codified an incentive recoupment (clawback) policy that enables our Board of Directors to recoup cash and equity incentive compensation from those senior executives whose conduct would contribute to financial restatements or damage our Company in other material respects.

•        Our executive compensation program places a meaningful portion of compensation “at risk” by aligning cash incentive payments to performance and by granting equity that vests over four- and five-year periods to ensure that the actual compensation realized by executives aligns with stockholder value over the long term.

•        Our executive officers are subject to stock holding requirements that further align their interests with our stockholders.

•        In 2019, we restructured our equity compensation program for our Executive Officers. We introduced a long-term equity incentive opportunity based on the Company’s performance over a three-year period and reduced the previously available incentive opportunity that was based on annual performance metrics and vested over time. By emphasizing long-term growth objectives for Executive Officers’ compensation purposes, we continue to align their interests with the interests of our stockholders. The transition from the annual performance-based to multi-year performance-based equity incentive program will be fully implemented 2019 thru 2021.

•        We ensure that our rewards are affordable by aligning them to the Company’s annual business plan.

•        At our 2017 Annual Meeting of Stockholders, the last time our stockholders had the opportunity to consider our executive compensation, they indicated strong support for the program with 99.6 percent voting in favor of the program(1). The stockholders will again consider our executive compensation on an advisory basis as part of this year’s Annual Stockholder Meeting.

The following table reflects the compensation decisions made by the Compensation Committee for TTEC’s Named Executive Officers (NEOs) who continue to serve as TTEC’s Executive Officers as of the date of this Proxy Statement.

Named Executive Officers	Actual Total Direct (TDC) Compensation (1)		Market TDC at 25th	Market TDC at 50th	Market TDC at 75th	Percentile
Kenneth D. Tuchman	$1	(2)	$5,313,000	$5,866,000	$8,006,000	<25th
Martin F. DeGhetto	$1,411,427		$1,890,000	$2,053,000	$2,459,000	<25th
Judi A. Hand	$1,291,437		$1,008,000	$1,745,000	$2,971,000	>25th
Jonathan B. Lerner (3)	$1,015,396		$1,890,000	$2,053,000	$2,459,000	—
Regina M. Paolillo	$1,417,525		$2,125,000	$2,469,000	$3,081,000	<25th
Steven C. Pollema	$1,141,790		$1,890,000	$2,053,000	$2,459,000	<25th

(1)         Actual TDC represents base salary earned in 2019, full-year bonus earned for 2019 performance paid in 2019 and 2020, FMV equity grants awarded in 2019, and performance-based awards earned under 2019 long-term incentive plan.

(2)         As previously disclosed, at Mr. Tuchman’s request, the Compensation Committee approved Mr. Tuchman’s base salary to be $1 per year.

(3)         Mr. Lerner joined TTEC on December 9, 2019. As a result, he was not eligible for a cash or other incentives for 2019 performance. At the time that he joined the Company, Mr. Lerner received a new hire FMV equity grant. Based on his limited tenure with the company, we do not compare his 2019 actual compensation against market.

(1)         At our 2017 Annual Meeting of Stockholders, 82.96 percent voted in favor of holding an advisory vote on Say-On-Pay every three years. The stockholders will have the opportunity to consider again how often they wish review and provide their advisory input on the Company’s executive compensation as part of the 2023 Annual Stockholders Meeting.

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is issued in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 13, 2020 at 10:00 a.m. Mountain Daylight Time, at 9197 South Peoria Street, Englewood, Colorado 80112 and virtually as further covered in this Proxy Statement, and at any adjournment or postponement thereof.

On or about April 3, 2020, we will begin distributing to each stockholder entitled to vote at the Annual Meeting either (1) this Proxy Statement, a proxy card or voting instruction form, and our 2019 Annual Report to Stockholders, which we collectively refer to as the “proxy materials,” or (2) an email or notice of internet availability of proxy materials, in each case with instructions on how to access electronic copies of our proxy materials.

This Proxy Statement contains important information regarding the Annual Meeting, the proposals on which you are being asked to vote, information about our voting procedures, and information you may find useful in determining how to vote.

IMPORTANT INFORMATION ABOUT THE PROXY MATERIALS AND VOTING YOUR SHARES

Why am I receiving these proxy materials?

The Company is soliciting your proxy in connection with the Annual Meeting. As a stockholder, you are requested to vote on the items of business discussed in this Proxy Statement.

May I attend the Annual Meeting in person?

We currently plan to hold the Annual Meeting in person at the TTEC Global Headquarters located at 9197 South Peoria Street, Englewood, Colorado 80112. As of the date of this Proxy Statement, however, the Coronavirus/COVID-19 continues to spread around the world and throughout the United States, including Colorado. The health and safety of our stockholders and employees are of paramount concern to our Board of Directors and management. To minimize the risk to stockholders and employees, we strongly encourage all stockholders to access the meeting via live webcast, rather than attend the meeting in person.

Any stockholder intending to attend the Annual Meeting in person or via webcast must pre-register and obtain an admission ticket. See “How do I register to attend the Annual Meeting?” below for instructions on how to register to attend the Annual Meeting. Please present the admission ticket and a valid, government-issued photo identification at the entrance of the TTEC global headquarters in order to attend the meeting or use the special access code we will provide to you via the webcast. Any person without an admission ticket will not be admitted to the Annual Meeting, and you will not be able to join the webcast without the special access code.

How do I join the webcast of the Annual Meeting?

Attendees at this year’s Annual Meeting will have the option of joining a live webcast of the Annual Meeting. We strongly encourage all stockholders to join the live webcast, rather than attend the meeting in person, in order to support the health and well-being of our partners, employees and stockholders.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m., Mountain Daylight Time, on May 13, 2020, or at the commencement of any adjournment or postponement of the Annual Meeting. Online access to the webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Stockholders may join the webcast by obtaining a special access code. To receive the access code, you must contact us no later than Wednesday, May 6, 2020, and provide us with you shareholder information, including a valid government issued identification. Upon review and confirmation of your shareholder status, we will provide you with a special access code to join our live Annual Shareholder Meeting webcast.

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting, in accordance with the Annual Meeting’s Rules of Conduct that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered all at once.

Why did I receive a Notice of Internet Availability of proxy materials?

Under the rules of the U.S. Securities and Exchange Commission, we are using the internet as the primary means of furnishing proxy materials to our stockholders. Most of our stockholders will not receive printed copies of the proxy materials unless they request them. Accordingly, if you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials, unless you request one as instructed in that notice. Instead, the Notice of Internet Availability will instruct you on how you may access and review the proxy materials on the internet, free of charge. This approach to distribution of proxy materials reduces the environmental impact of our Annual Meeting, expedites stockholders’ receipt of the proxy materials, and lowers our costs. The Notice of Internet Availability also includes instructions allowing stockholders to request to receive future proxy materials in printed form by mail or electronically by email.

How can I vote my shares?

If you are a stockholder of record, you may vote by internet, by telephone or by mail at any time prior to the meeting, or you may vote in person at the meeting, as follows:

•        Vote by Internet at www.proxyvote.com. Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 12, 2020. Have your proxy card or Notice of Internet Availability in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•        Vote by Phone. Use any touch-tone telephone to call 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 12, 2020. Have your proxy card in hand when you call and then follow the instructions. If you received a Notice of Internet Availability, you may request a proxy card by following the instructions in the notice.

•        Vote by Mail. If you received or requested a printed copy of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you received a Notice of Internet Availability, you may request a proxy card by following the instructions in the notice.

•        Vote at the Meeting. You may vote your shares at the meeting. You will be admitted to the meeting only if you have an admission ticket. See “How do I register to attend the Annual Meeting?” below for instructions on how to register to attend the Annual Meeting.

If your shares are held in an account at a brokerage firm, bank, or similar organization, you will receive voting instructions from the organization holding your account, and you must follow those instructions to vote your shares.

Additional Procedures. Votes cast by proxy prior to the Annual Meeting will be tabulated by an automatic system administered by Broadridge Financial Solutions, Inc. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons we appoint to act as election inspectors for the Annual Meeting. With regard to the election of directors, votes may be cast for, against or abstain; votes that abstain will be excluded entirely from the tabulation of votes and will have no effect. Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of our common stock held in your name for as many persons as there are directors to be elected, and for whose election you have the right to vote.

With respect to the other proposals submitted for stockholder approval (other than the election of directors), you may vote for or against the proposal, or you may abstain. Abstentions will have the same effect as a negative vote on the ratification of the appointment of our independent registered public accounting firm for 2020.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, brokerage firms have the authority to vote your shares without your voting instructions on certain “routine” matters, such as Proposal 2, but not on other “non-routine” items, such as Proposal 1. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

For your information, voting via the internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help to save us the expense of a second mailing if you vote promptly.

What are the matters to be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•                  Proposal 1:                          The election of seven directors (see page 49);

•                  Proposal 2:                          The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020 (see page 55);

•                  Proposal 3:                          The approval of the TTEC 2020 Equity Incentive Plan (see page 56);

Proposal 4:                          The approval of an Advisory Vote on Executive Compensation (see page 61).

We will also consider other business that properly comes before the Annual Meeting.

What are my voting choices?

For the election of directors (Proposal 1), you may vote “FOR”, “AGAINST”, or “ABSTAIN” with respect to each nominee. For ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020 (Proposal 2), you may vote “FOR”, “AGAINST” or “ABSTAIN”. For approval of the TTEC 2020 Equity Incentive Plan (Proposal 3), you may vote “FOR”, “AGAINST” or “ABSTAIN”. For the approval of an Advisory Vote on Executive Compensation (Proposal 4), you may vote “FOR”, “AGAINST” or “ABSTAIN”.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•                  “FOR” each of the nominees to our Board;

•                  “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting for 2020;

•                  “FOR” the approval of the TTEC 2020 Equity Incentive Plan; and

•                  “FOR” the approval of an Advisory Vote on Executive Compensation.

Kenneth D. Tuchman, our Chairman and Chief Executive Officer and the beneficial owner of approximately 60.2 percent of the issued and outstanding shares of common stock as of the record date (approximately 60.2 percent of the shares entitled to vote, excluding stock options) has indicated that he intends to vote:

•                  “FOR” each of the nominees to our Board;

•                  “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting for 2020;

•                  “FOR” the approval of the TTEC 2020 Equity Incentive Plan; and

•                  “FOR” the approval of an Advisory Vote on Executive Compensation.

How will my shares be voted by proxy?

Valid proxies provided to the Company by telephone, over the internet, or by a mailed proxy card will be voted at the Annual Meeting as directed by you unless revoked in accordance with the instructions. If you properly execute and submit your proxy, but do not indicate how you want your shares voted, the persons named as your proxies will vote your shares in accordance with the recommendations of our Board of Directors. These recommendations are:

•                  “FOR” each of the nominees to our Board;

•                  “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting for 2020;

•                  “FOR” the approval of the TTEC 2020 Equity Incentive Plan; and

•                  “FOR” the approval of an Advisory Vote on Executive Compensation.

How can I revoke my proxy or change my vote?

You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

•                  Voting again through the internet, by telephone, or by completing, signing, dating, and returning a new proxy card with a later date, all of which automatically revoke the earlier proxy so long as completed prior to the applicable deadline for each method;

•                  Providing a written notice of revocation to our Corporate Secretary at TTEC Holdings, Inc., 9197 South Peoria Street, Englewood, Colorado 80112 prior to your shares being voted; or

•                  Attending the Annual Meeting in person and voting during the meeting. Your attendance at the Annual Meeting in person alone will not cause your previously granted proxy to be revoked unless you specifically so request before the taking of the vote.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting in person and voting at the meeting.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the ratification of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on the election of directors. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

Will shares that I own as a stockholder of record be voted if I do not return my proxy card in a timely manner?

Shares that you own as a stockholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors. If you do not return your proxy card in a timely manner, your shares will not be voted unless you or your proxy holder attend the Annual Meeting in person and vote at the meeting.

What is required to conduct the business of the Annual Meeting?

In order to conduct business at the Annual Meeting, a quorum of a majority of the outstanding shares of common stock entitled to vote as of the record date must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How many votes are required to approve each proposal?

Directors are elected by a plurality of the votes cast. This means that the seven individuals nominated for election to the Board who receive the most “FOR” votes will be elected.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to approve the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the TTEC Holdings, Inc. 2020 Equity Incentive Plan.

The vote on executive compensation is advisory and non-binding, but we will consider that stockholders approved the compensation if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

How are votes counted?

Abstentions will be treated as shares that are present and entitled to vote and will consequently have the effect of a vote “AGAINST” the particular matter. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, it is referred to as a “broker non-vote.” Broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will not be considered as voted for the purpose of determining the approval of the particular matter.

If I own or hold shares in a brokerage account, can my broker vote my shares for me?

The vote on election of directors is a matter on which brokers do not have discretionary authority to vote. Thus, if your shares are held in a brokerage account and you do not provide instructions as to how your shares are to be voted on this proposal, your broker or other nominee will not be able to vote your shares on this matter. Accordingly, we urge you to provide instructions to your broker or nominee so that your votes may be counted. You should vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

If I share an address with another stockholder, how will we receive our proxy materials?

For stockholders of record, we have adopted a procedure called “householding”, which the U.S. Securities and Exchange Commission has approved. Under this procedure, we are delivering a single copy of the Notice of Internet Availability and, if applicable, this Proxy Statement and the 2019 Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and the impact of printing and mailing these materials on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or verbal request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, this Proxy Statement and the 2019 Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice of Internet Availability and, if applicable, this Proxy Statement, the 2019 Annual Report, or to request delivery of a single copy of these materials if multiple copies are currently being delivered, stockholders may contact us at TTEC Holdings, Inc., 9197 South Peoria Street, Englewood, Colorado 80112, Attention: Investor Relations, or by calling +1.800.835.3832. If you are outside of the U.S., please dial +1.303.397.8100, or send an email to investor.relations@ttec.com.

Stockholders who hold shares in “street name” (as described above) may contact their brokerage firm, bank, broker- dealer, or other similar organization to request information about householding.

How do I register to attend the Annual Meeting?

In order to attend the Annual Meeting in person, you must pre-register and obtain an admission ticket by contacting our Corporate Secretary at 9197 South Peoria Street, Englewood, Colorado 80112, no later than Wednesday, May 6, 2020.

If you are a stockholder of record, please provide your name and mailing address on your request. If you are a stockholder who holds shares in “street name” (as described above), please provide your name and mailing address and evidence of your stock ownership as of the record date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. Following your request, an admission ticket will be mailed to you.

How can I see the list of stockholders entitled to vote?

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Annual Meeting and at our principal office located at 9197 South Peoria Street, Englewood, Colorado 80112 during normal business hours for a period of at least 10 days prior to the Annual Meeting.

What happens if additional items of business are presented at the Annual Meeting?

We are not aware of any items that may be voted on at the Annual Meeting that is not described in this Proxy Statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Annual meeting.

Is my vote confidential?

Stockholders may elect that their identity and individual vote be held confidential by marking the appropriate box on their proxy card or ballot. Confidentiality will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting. Confidentiality also will not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide stockholders with voting confidentiality comparable to that which we provide.

Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission within four business days following the meeting. The report will be available on our website at ttec.com under the “Investors” and “SEC Filings” tabs.

How may I obtain financial and other information about TTEC?

Additional financial and other information about the Company is included in our Annual Report on Form 10-K, which we file with the U.S. Securities and Exchange Commission, and which is available on our website at ttec.com under the “Investors” and “SEC Filings” tabs. We will also furnish a copy of our 2019 Annual Report (excluding exhibits), except those that are specifically requested, without charge to any stockholder who so requests by contacting our Investor Relations department at TTEC Holdings, Inc., 9197 South Peoria Street, Englewood, Colorado, 80112, Attention: Investor Relations, or by calling +1.800.835.3832. If you are based outside of the U.S., please dial +1.303.397.8100, or send an email to investor.relations@ttec.com.

You can also obtain, without charge, a copy of our bylaws, codes of conduct and Board committee charters by contacting the Investor Relations department, or you can view these materials on the internet by accessing our website at ttec.com and clicking on the “Investors” tab, then clicking on the “Corporate Governance” tab.

Who will conduct and pay for the cost of this proxy solicitation?

We will bear all costs of soliciting proxies, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses they incur. Proxies may be solicited personally, by mail, by telephone, or via internet; by our directors, officers, or other regular employees without remuneration other than regular compensation. We will request brokers and other fiduciaries to forward proxy materials to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

CORPORATE GOVERNANCE

TTEC is committed to best practices in corporate governance. The Company is governed by our Board of Directors. The role of the Board includes:

•        Oversight of the Company’s management;

•        Appointment of the Chief Executive Officer;

•        Goal setting for and overseeing performance of the Company’s executive management team;

•        Management succession planning;

•        Oversight of effective corporate governance, including selecting and recommending for stockholders’ approval nominees for the Board of Directors;

•        Assessment of Board performance;

•        Board succession planning;

•        Forming and staffing Board committees;

•        Review and oversight of the development and implementation of the Company’s annual strategic, financial, and operational plans and budgets;

•        Assessment and monitoring of Company’s risk and risk management practices;

•        Review and approval of significant corporate actions;

•        Monitoring of processes designed to assure TTEC’s integrity and transparency to its stakeholders, including financial reporting, compliance with legal and regulatory obligations, maintenance of confidential channels to report concerns about violations of laws and policies, and protection against reprisals for those who report such violations;

•        Oversight of the relationship between the Company and its stockholders; and

•        Support for the Company’s commitment to its corporate responsibility and sustainable business.

Board Leadership Structure

Our Board is led by TTEC’s founder, Mr. Kenneth D. Tuchman, who serves as the Chairman of the Board. Mr. Tuchman is also TTEC’s Chief Executive Officer. The Board retains the flexibility to determine from time to time whether the position of the Chief Executive Officer and the Chairman of the Board should be combined or separated, whether an independent director should serve as Chairman of the Board, and whether to appoint a lead independent director to serve as a liaison between independent directors and the Chairman.

At present, the Board believes that the Company is best served by having Mr. Tuchman serve as both the Chairman of the Board and Chief Executive Officer of TTEC. The Board’s view is based on the facts that Mr. Tuchman beneficially owns approximately 60.2 percent of the outstanding equity in the Company, has a unique insight into the Company’s customer engagement solutions strategy as an industry innovator and the Company founder, and is intimately involved in the day-to-day strategic direction of the Company.

Since the size of the Company’s Board is relatively small and each independent director has unrestricted access to Mr. Tuchman and the Company’s management, the independent members of the Board do not currently perceive the need for an appointment of a lead independent director. Our Board also believes that appointing a lead independent director may serve to create a potential conflict among the directors and interfere with the current collaborative environment in the boardroom that permits the Board to leverage the knowledge and experience of each Board member to drive strategic initiatives necessary to support the Company’s transformation from a business process outsourcing service provider to an integrated customer consulting, technology, growth and care services company.

With the exception of Mr. Tuchman, all of our other directors are independent.

The Board is aware of the potential conflicts that may arise in having Mr. Tuchman, the Company’s largest and controlling stockholder, serve as the Chairman of the Board, but believes that there are adequate governance safeguards in place to mitigate against such risks. Such safeguards include, but are not limited to,

•        The Board and Board committees hold executive sessions comprised entirely of the independent directors.

•        During 2019, six of seven directors were independent on our Board.

•        Our Compensation Committee, comprised entirely of independent directors, makes all executive management compensation determinations based on the individual manager’s performance and input from independent compensation consultants.

•        Our Compensation Committee retains an independent compensation consultant when it deems it appropriate.

•        Board members have unrestricted access to independent consultants including legal counsel.

•        Our Board members and executives have a shareholding guideline consistent with industry best practices.

•        Our Board and its committees perform an annual self-assessment and act on the findings.

•        Our Board published Corporate Governance Guidelines to communicate to the stockholders and other stakeholders how the Company is governed.

Although we qualify as a “controlled company” under the listing rules of the NASDAQ Stock Market, the Company elects not to avail itself of governance exceptions available to “controlled companies” under these rules. Specifically, a majority of our Board of Directors is independent and our Board’s committees, including our Nominating and Governance Committee and our Compensation Committee are comprised solely of independent directors, even though the Company is exempt from these corporate governance requirements as a controlled company.

Lastly, our Board has in the past demonstrated the independence necessary to address potential conflicts of interest through the use of special ad hoc committees to address specific matters when they arise or requesting that the Chairman abstain from deliberations and voting on certain decisions that may represent a conflict with his controlling stockholdings in the Company.

Board Participation in 2019

•             Eight Board meetings held in 2019

•             Each director attended at least 87.5 percent of all Board and relevant committee meetings

•             All directors attended our Annual Meeting of Stockholders in 2019

Board Risk Oversight

While our executive officers are responsible for day-to-day management of risk at TTEC, our Board oversees and monitors our enterprise risk management (ERM) and business continuity practices in the course of its ongoing review of the Company’s strategy, business plans, risk management, and risk transfer programs. The Board recognizes that certain risk-taking is essential for any company to stay competitive. It is the view of the Board, however, that the risk-taking must be reasoned and measured, and must be evaluated and mitigated appropriately. To this end, the Board, as a whole, and through its Audit Committee actively participates in the oversight of the Company’s ERM and business continuity programs.

In 2019, the Board’s ERM oversight primarily focused on, but was not limited to, the following areas (i) the Company’s strategy and long-term growth plans; (ii) cybersecurity preparedness and cybersecurity incident response; (iii) risks inherent in TTEC’s global footprint and certain geographic concentrations; (iv) business continuity planning; (v) emergency preparedness, critical incident response, and disaster recovery planning; (vi) risks arising from the complexities of regulatory compliance framework that affects TTEC’s global business; (vii) the service delivery effectiveness of the Company’s business segments; and (viii) risks inherent in our controls over financial reporting. The responsibility for managing each of these high priority risk areas, as identified by the ERM process, was assigned to one or more members of the executive management team. The Board has delegated the oversight of certain categories of risk management to designated Board committees, which report to the Board on matters related to the specific areas of risk they oversee.

Board/Committee	Primary Areas of Risk Oversight
Full Board

Enterprise risk management structure; strategic risk associated with TTEC’s business plan; litigation that may have material financial or reputational impact on the Company; significant capital transactions, including M&A, technology investment and divestitures; capital structure risks; service delivery effectiveness; and CEO and senior management succession planning.

Audit Committee

Risks related to financial reporting, disclosure and related controls; major financial exposure risks; significant IT risks, including information security and cybersecurity risks; ethics and compliance risks; risks inherent in the Company’s regulatory environment; currency exposure risks; liquidity risks; business continuity and disaster recovery planning; and related-party transactions risks.

Compensation Committee

Executive recruiting, retention, and succession planning; compensation policies and practices, including incentive compensation; and health and welfare benefits programs. Assessment of the risks associated with compensation policies and practices applicable to TTEC’s employees to determine if such policies and practices are reasonably likely to have a material adverse effect on TTEC.

Nominating and Governance Committee

Corporate governance risks; effectiveness of Board’s and its committees’ performance; Board succession, Board candidate nomination and succession planning; conflicts of interest; and director independence and competencies; complexity involved in TTEC’s global regulatory framework.

The Board and its committees periodically request and receive comprehensive reports from key Company functions, including finance, treasury, tax, legal, information security, human capital, risk management, and IT; and have the opportunity to assess risk exposures of the business in these specific functional areas. The Audit Committee, with assistance and input from management, conducts an annual enterprise-wide risk review and adopts the Company’s annual internal audit plan designed to test business processes that may represent special risk exposures to the Company. The Audit Committee quarterly reviews the results of completed internal audits and actively monitors the progress of recommended remedial and mitigation plans. In addition to the Company’s ERM and internal audit processes, the Board and the Audit Committee monitor and oversee the Company’s periodic assessment of the effectiveness of its internal controls over financial reporting.

To ensure that the Company’s compensation practices, and policies do not have a material adverse effect on the Company and its business, the Compensation Committee annually reviews TTEC’s executive compensation programs for inherent risks and alignment with the Company’s objectives. The Committee receives periodic reports from the Company’s human capital and legal departments on steps that TTEC takes to anticipate and mitigate any potential risks in long and short-term incentive and performance-based compensation programs. The Compensation Committee believes that executive compensation should be contingent on performance relative to targets and business plans. It expects TTEC senior executives to achieve these targets in a manner consistent with TTEC’s values, ethical standards and policies. The Board engages in periodic discussions with management on how to maximize executives’ performance through compensation incentives without creating unreasonable risks to the business. For additional information on TTEC compensation programs’ risks, please review section titled “Compensation Discussion and Analysis” in these proxy materials.

Communications with Our Board

The Board established a process for stockholders and other interested parties to communicate with the Board or any directors by requesting that all communication be sent via email to corporatesecretary@ttec.com or to the following address:

Board of Directors

c/o Corporate Secretary

TTEC Holdings, Inc.

9197 South Peoria Street

Englewood, Colorado 80112

In light of certain government led coronavirus/COVID-19 containment restrictions, communication via email may be a more reliable method to connect with our Board of Directors as there can be no assurance that we will have physical access to our corporate headquarters during the relevant timeframe.

Board Committees

The following table outlines the composition of each of our Board committees during 2019:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee
Kenneth D. Tuchman				Chair
Steven J. Anenen			✓	✓
Tracy L. Bahl		Chair	✓	✓
Gregory A. Conley	Chair	✓
Robert N. Frerichs	✓	✓	Chair
Marc L. Holtzman
Ekta Singh-Bushell	✓		✓

Audit Committee

The Audit Committee operates under the Audit Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•        Assisting the Board in its oversight of the integrity of TTEC’s financial statements;

•        Overseeing the adequacy of internal controls over our financial reporting and disclosure processes;

•        Selecting, evaluating, and appointing the independent registered public accounting firm, including assessing the public accounting firm’s independence and qualifications;

•        Reviewing and approving all non-audit services performed by the independent registered public accounting firm;

•        Overseeing the activities and progresses of the TTEC internal audit department;

•        Overseeing TTEC’s ethics program and its confidential hotline process, including reviewing the establishment of and compliance of employees and executives with the Company’s employee code of conduct, Code of Ethics: How TTEC Does Business, and the Company’s Ethics Code for Executive and Financial Officers;

•        Overseeing investigations into any matters within the Audit Committee’s scope of responsibility;

•        Overseeing the enterprise risk management programs including its privacy, information security, and regulatory compliance risk management; and

•        Reviewing and approving all related-party transactions.

In 2019, the members of the Audit Committee included Gregory A. Conley (Chair), Robert N. Frerichs, and Ekta Singh-Bushell. Throughout 2019, each Committee member was “independent” in accordance with the NASDAQ Stock Market Rules and Rule 10A-3(b)(l) under the U.S. Securities Exchange Act of 1934.

Our Board determined that Mr. Conley, Mr. Frerichs, and Ms. Singh-Bushell each qualify as an “audit committee financial expert” within the meaning of the U.S. Securities and Exchange Commission rules. Mr. Conley’s relevant experience includes his experience as a chief executive officer and director of several public and private companies. Mr. Frerichs’ relevant experience includes his CPA credentials, his role as chair of one of the largest public consultancies in the world, his career in audit and risk management, and his tenure on the audit committees of several companies. Ms. Singh-Bushell’s relevant experience includes her CPA credentials, her tenure as a member of several audit committees for public companies, and her two decades of experience working for a global public accounting and consultancy firm.

The Audit Committee oversees TTEC’s disclosure processes, including TTEC’s anonymous and confidential channels available to employees. The Committee established procedures for, and oversees receipt and treatment of, confidential (including anonymous) submissions by TTEC employees of concerns about the Company’s accounting, internal control, and auditing practices. These processes are established to assure accurate and complete financial reporting and to identify timely any potential issues that could impact TTEC’s accounting, financial reporting, and effectiveness of its internal controls. The Audit Committee reviews and assesses the matters raised through these reporting channels and monitors management’s response to these reports, engaging when warranted.

The Audit Committee evaluates the independence, qualifications, and performance of TTEC’s internal audit function and annually approves the Company’s internal audit plan. The Committee also discusses with management TTEC’s risk assessment and management practices; the Company’s major financial, operational, and regulatory risk exposures; and the steps management has taken to monitor and mitigate such exposures to be within the Company’s risk tolerance levels.

During 2019, the Audit Committee held four regularly scheduled meetings and four special meetings and approved one matter through unanimous written consent.

The Audit Committee reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

Compensation Committee

The Compensation Committee operates under the Compensation Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•        Reviewing performance goals and approving the annual salary, incentives, and all other compensation for each executive officer, including any employment arrangements and change of control agreements with such officers;

•        Reviewing and approving compensation programs for independent Board members;

•        Reviewing and approving material employee benefit plans (and changes to such plans);

•        Reviewing and evaluating risks associated with our compensation programs; and

•        Adopting and administering various equity-based incentive plans.

In 2019, the members of the Compensation Committee included Tracy L. Bahl (Chair), Gregory A. Conley, and Robert N. Frerichs. Throughout 2019, each member of the Committee was “independent,” as defined under the NASDAQ Stock Market Rules, a “non-employee director,” as defined under U.S. Securities and Exchange Commission Rule 16b-3, and an “outside director,” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended.

During 2019, the Compensation Committee held four regularly scheduled meetings and two special meetings and approved five matters through unanimous written consent. The Compensation Committee reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

Nominating and Governance Committee

The Nominating and Governance Committee operates under the Nominating and Governance Committee charter adopted by our Board and available at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com). It is responsible for, among other things:

•        Identifying and recommending to our Board qualified candidates to stand for election to the Board (or be appointed pending the election at the Annual Stockholders Meeting);

•      Overseeing development and succession planning for executive officers of the company; and

•        Overseeing TTEC’s corporate governance, including the evaluation of the Board and its committees’ performance and processes, and assignment and rotation of Board members to various committees.

During 2019, the members of the Nominating and Governance Committee included Robert N. Frerichs (Chair), Tracy L. Bahl, Steven J. Anenen, and Ekta Singh-Bushell. Each member satisfies the independence requirements for nominating committee members pursuant to the NASDAQ Stock Market Rules.

During 2019, the Nominating and Governance Committee held four regularly scheduled meetings, no special meetings, and approved no matters through unanimous written consent. The Nominating and Governance Committee reviews and assesses the adequacy of its charter, and revises it, if appropriate, on an annual basis.

Executive Committee

The Board’s Executive Committee is a special standing committee of the Board appointed to take certain action, under a delegation of authority resolution from the Board, between regularly scheduled Board meetings that are otherwise reserved to the Board. All actions taken by the Executive Committee are reported to and reviewed by the full Board at the Board meeting immediately following the action taken. The Executive Committee is authorized to consider and approve, among other things:

•        Mergers, acquisitions, and divestiture transactions at a level in excess of management’s authority but below a certain specific authority limit exclusively reserved to the full Board, provided that such transactions are not inconsistent with TTEC’s overall strategy as approved by the Board;

•        Capital expenditure transactions at a level in excess of management’s authority but below a certain specific authority limit designated by the Board, provided that such transactions are consistent with the annual business plan approved by the Board; and

•        Funding for the share repurchase program at a level in excess of management’s authority but below a certain specific limit designated by the Board.

During 2019, the members of the Executive Committee included Kenneth D. Tuchman (Chair), Tracy L. Bahl, and Steven J. Anenen.

The Executive Committee held two special meetings during 2019.

Ethics Code for Executive and Financial Officers

We have adopted an Ethics Code for Senior Executive and Financial Officers that guides the behavior of our senior executives and financial officers beyond our code of business conduct that applies to all employees, including our Chief Executive Officer, Chief Financial Officer, Executive Vice Presidents leading each of our business segments, General Counsel, Treasurer, Controller, senior accounting and finance executives who support our key business segments, financial directors, and controllers of each of our business segments and any person performing similar functions. The Ethics Code for Senior Executive and Financial Officers is available on our website at ttec.com/investors/corporate-governance/ (“Corporate Governance” under the “Investors” tab on our public website ttec.com) and we intend to disclose any waiver of, or amendments to, the Ethics Code for Senior Executive and Financial Officers on our website. You may also obtain a copy of the document without charge via email at corporatesecretary@ttec.com or by writing to:

TTEC Holdings, Inc.

9197 South Peoria Street

Englewood, Colorado 80112

Attention: Corporate Secretary

In addition to our Ethics Code for Senior Executive and Financial Officers, TTEC also has a code of business conduct (Ethics Code: How TTEC Does Business). This document mandates rules of ethical business conduct for all TTEC employees, members of our Board of Directors, and our suppliers and partners, including our executives and financial officers. We maintain a confidential web-based and telephone hotline, where employees can seek guidance or report concerns about violations of laws, our policies, or either of the ethics codes, including any concerns about financial reporting, misconduct, or fraud.

Director Compensation Overview

During 2019, the independent directors’ compensation was as follows:

•        An annual retainer of $75,000;

•        Additional annual retainer fees for Board committee service as follows:

Chair of Audit Committee	$27,000
Members of Audit Committee	$13,500
Chair of Compensation Committee	$20,000
Members of Compensation Committee	$10,000
Chair of Nominating and Governance Committee	$15,000
Members of Nominating and Governance Committee	$6,000

•            An annual grant of $110,000 of restricted stock units in TTEC stock, based on the fair market value of our common stock on the grant date; and

•        Non-employee directors who join the Board also receive an initial fair market value-grant in the amount of $110,000, based on the fair market value of our common stock on the grant date. The initial restricted stock unit grant vests on the earlier of the first anniversary of the grant date or the date of the succeeding year’s Annual Meeting of Stockholders, or any change-in-control event (as defined in the relevant restricted stock unit agreement).

The employee directors do not receive additional compensation for their Board service.

The following table summarizes the actual compensation earned by independent directors during 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1),(2)	Total ($)
Steven J. Anenen	$80,605	$110,000	$190,605
Tracy L. Bahl	$100,605	$110,000	$210,605
Gregory A. Conley	$112,000	$110,000	$222,000
Robert N. Frerichs	$113,500	$110,000	$223,500
Marc L. Holtzman	$75,000	$110,000	$185,000
Ekta Singh-Bushell	$94,105	$110,000	$204,105

(1)         Reflects the aggregate dollar amounts recognized for stock awards for financial statement reporting purposes in accordance with the guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). For information regarding assumptions used to compute grant date fair market value with respect to the stock awards, see Note 18 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)         As of December 31, 2019, independent directors Messrs. Anenen, Bahl, Conley, Frerichs, Holtzman and Mrs. Singh-Bushell all held 3,017 unvested restricted stock unit awards.

In February 2019, the Board of Directors of TTEC Holdings, Inc., on the recommendation of Management and the Compensation Committee of the Board, approved revisions to compensation arrangements for the independent directors of the Company to be effective as of the start of the 2019/2020 board cycle in May 2019. The recommendation was based on peer group and market data analysis.

The revisions to the compensation arrangements are:

(i)             increase the amount of the cash retainer paid to members of the Nominating & Governance Committee from $5,000 to $6,000 per annum;

(ii)          increase the value of the annual equity grant for all directors from $100,000 to $110,000; and

(iii)       increase the value of the initial/welcome equity grant made to independent director who join the Board from $100,000 to $110,000.

The Compensation Committee of the Board considered Board compensation for 2020 at its February 2020 meeting, and based on benchmark information provided by management determined that no compensation changes for independent directors were needed for 2020/2021 board cycle.

AUDIT COMMITTEE REPORT

The TTEC Audit Committee of the Board (the “Audit Committee”) is comprised entirely of independent directors who meet the independence requirements of the U.S. Securities and Exchange Commission (the “SEC”) and NASDAQ Stock Market’s Listing Rules. TTEC’s Board of Directors has determined that each member of its Audit Committee has accounting and other related financial management expertise, and, therefore, qualifies as an “audit committee financial expert,” as that term is defined by the SEC. The Audit Committee operates pursuant to a charter that is reviewed annually and updated to comply with the relevant regulatory requirements. The Audit Committee charter was most recently reviewed and updated in May 2019 and is available in the Investor Relations section of our website at ttec.com/sites/default/files/audit_committee_charter.pdf.

In performing its functions, the Audit Committee acts in an oversight capacity. The Committee is responsible for overseeing TTEC’s financial reporting processes and internal control structure on behalf of the Company’s Board of Directors, while management is responsible for the preparation, presentation, and integrity of the financial statements, and the effectiveness of TTEC’s internal control over financial reporting. TTEC’s independent auditor, PricewaterhouseCoopers LLC (“PwC” or the “Auditor”), is responsible for auditing TTEC’s financial statements and providing an opinion on the conformity of TTEC’s consolidated financial statements with generally accepted accounting principles and on the effectiveness of TTEC’s internal control over financial reporting.

In 2019, the Audit Committee held eight meetings. The Audit Committee’s agenda for each meeting is set by the Audit Committee’s chairperson in consultation with and on recommendation of TTEC’s Chief Financial Officer. During these meetings, the Audit Committee met with the senior members of TTEC’s financial management team, and, when appropriate, had separate private sessions with TTEC’s Chief Financial Officer, PwC, General Counsel, and head of internal audit to discuss financial management, legal, accounting, internal and external audit, and internal control issues.

As part of its oversight function, the Audit Committee reviews TTEC’s quarterly and annual reports on Form 10-Q and Form 10-K prior to their filing with the SEC and has detailed discussions with management about the quality and reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, the Audit Committee asks for management’s representations and reviews certifications prepared by TTEC’s Chief Executive Officer and the Chief Financial Officer that the unaudited quarterly and audited annual consolidated financial statements of the Company fairly represent, in all material respects, the financial condition, results of operations, and cash flows of TTEC.

The Audit Committee reviewed and discussed with management TTEC’s audited annual consolidated financial statements for the year ended December 31, 2019. Based on this review, the discussions with management about the quality and reasonableness of management’s significant accounting judgments, and in reliance on the reports and opinions of the Auditor, the Audit Committee unanimously recommended to the TTEC Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

In 2019, the Audit Committee also periodically reviewed TTEC’s enterprise risk management program and the progress that the Company made on planned risk mitigation activities for risks that the Committee perceived as being key to the business, including its cybersecurity risks, risks inherent in TTEC’s global footprint, strategy execution and service delivery risks, business continuity and disaster recovery risks, emergency preparedness and critical incident response planning, risks associated with geographic concentration of some of TTEC’s operations and enterprise services facilities, overhead and other cost management risks, M&A effectiveness risks, and risks arising from the complexities of the regulatory compliance framework that affects TTEC business.

In 2019, the Audit Committee continued to focus in particular on TTEC’s cybersecurity preparedness, reviewing investments that management made and steps it had taken to protect TTEC’s systems and information against cyberattacks. The Committee also reviewed the Company’s cybersecurity maturity assessment, cybersecurity continuous improvement plans for the year, and the ongoing progress that the Company made against these plans.

During the year, the Committee also reviewed the approach that the Company takes on compliance with various regulatory requirements that affect its business around the globe, including its HIPAA, HITRUST, GDPR, TCPA, and PCI preparedness; and steps that the Company takes to protect privacy of employees and clients where the Company acts as a data processor or controller for personally identifiable information. The Committee also focused on the steps that the Company had taken to prepare for its compliance with California Consumer Protection Act (“CCPA”) regulations that went into effect on January 1, 2020.

During the year, the Audit Committee also received periodic status reports on the effectiveness of the Company’s treasury function, including its foreign exchange exposure management; its tax function and its global tax planning practices; the Company’s acquisition integration activities; and its investor relations activities. This year, the Committee periodically reviewed the progress the Company was making on the planned upgrades to its enterprise resource planning (ERP) system.

The Audit Committee also monitored, throughout the year, the Company’s confidential hotline activities, focusing on procedures that the Company has in place for confidential submission of employee concerns about accounting and financial reporting practices, internal controls and audit matters, possible violations of laws and policies, and other concerns about the business. The Committee’s quarterly reviews of TTEC employee hotline activity included trend analysis by business segment and geographic location, and management’s actions in addressing these trends. Periodically, the Committee also reviewed the processes that the Company uses to make sure that the Company’s employees are familiar with its code of business conduct (Ethics Code: How TTEC Does Business), the Ethics Code for Senior Executive and Financial Officers, and the training that the Company provides on these codes of conduct and Company values.

As part of its oversight responsibilities, the Audit Committee also oversees TTEC’s annual audit by its independent auditor, PwC, including the Auditor’s audit approach, audit plan, and critical audit matters; and whether the provision of minor non-audit services is appropriate given the Auditor’s independence. The Audit Committee also works with the Auditor to make sure that the PwC audit team that serves TTEC is appropriately supported by PwC’s partners with specific experience with respect to key countries where TTEC does business and other PwC subject matter experts, and has the appropriate level of professional expertise to oversee the conduct of the TTEC annual independent audit.

Each year, the Audit Committee evaluates the performance of PwC and its senior engagement team and determines whether to re-engage the Auditor for the coming year. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Auditor, the Auditor’s global capabilities, the Auditor’s technical expertise including innovation and technologies that the Auditor uses to provide its services to the Company, the Auditor’s tenure as TTEC’s independent auditor, its knowledge of the Company’s global operations and industry, the competitiveness of the Auditor’s pricing for the services, and the quality of the Auditor’s interactions with the Audit Committee of the Board. Based on this evaluation, the Audit Committee decided to engage PwC as TTEC’s independent auditor for the year ended December 31, 2019. This appointment was ratified by TTEC stockholders at the 2019 Annual Stockholders Meeting.

The Audit Committee also considered the fees that PwC charged the Company for services in 2019 and determined them to be reasonable and adequate to ensure a comprehensive audit. In 2019, PwC’s total fees were $4.3 million, an increase of $0.6 million year over year due primarily to the secondary offering of TTEC stock in the fourth quarter of 2019, and the work related to additional statutory audits and acquisitions that occurred during 2019.

Although the Audit Committee has the sole authority to appoint the independent auditor, the Audit Committee will continue its long-standing practice of recommending that the Board ask the stockholders, at the Annual Stockholders’ Meeting, to ratify the appointment of the independent auditor for the coming year (see Proposal 2 beginning on page 55).

In accordance with SEC rules, to limit the number of consecutive years an individual audit partner may lead the independent audit for the Company, the Auditor’s engagement partner for TTEC is subject to the five-year rotation requirement. Assuming satisfactory performance and the Audit Committee’s continuing engagement of PwC as TTEC’s independent auditor, the current engagement partner’s rotation period will end effective with the annual audit for the period ending on December 31, 2022, rotating off our account in 2023. The Audit Committee works closely with PwC to assure appropriate succession planning for an orderly transition when the engagement partner’s rotation period with TTEC ends, or if the partner leaves TTEC engagement for other reasons.

The Audit Committee periodically reviews the rules and regulations adopted, from time to time, by the Public Company Accounting Oversight Board (the “PCAOB”) and works with the Auditor to ensure that its opinion conforms with these requirements. During 2019, the Audit Committee also discussed with the Auditor those matters that are required to be discussed under the PCAOB rules and received required written disclosures from the Auditor regarding the Auditor’s communication with the Audit Committee concerning their independence.

Audit Committee
Gregory A. Conley,	Chair
Robert N. Frerichs
Ekta Singh-Bushell

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT, AND CERTAIN BENEFICIAL OWNERS

The table below sets forth information, as of March 18, 2020, concerning the beneficial ownership of the following persons and entities:

•        Each person or entity known to us to beneficially own more than five percent of our outstanding common stock;

•        Each of our directors and nominees for our Board;

•        Each of our executive officers, including our Named Executive Officers; and

•        All of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with U.S. Securities and Exchange Commission rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and/or investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 46,517,839 shares of common stock outstanding as of March 18, 2020. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of that person or entity in accordance with U.S. Securities and Exchange Commission rules, we deemed outstanding shares of common stock: (1) subject to stock options held by that person that are currently exercisable or exercisable within 60 days of March 18, 2020; and (2) issuable upon the vesting of Restricted Stock Units (“RSUs”) within 60 days of March 18, 2020. In accordance with U.S. Securities and Exchange Commission rules, we did not deem outstanding these two categories of shares of common stock for the purpose of computing the percentage ownership of any other person or entity.

The information provided in the table is based solely on our records, and information filed with the U.S. Securities and Exchange Commission with respect to the owners of our shares of common stock, except where otherwise noted. Unless otherwise indicated, the address of each beneficial owner listed in the table is c/o TTEC Holdings, Inc., 9197 South Peoria Street, Englewood, Colorado 80112.

Stock Ownership of Directors, Management, and Certain Beneficial Owners

	Shares Beneficially Owned
Name of the Beneficial Owner	Common Stock		Options Vested and Options and RSUs Vesting Within 60 Days of 3/18/2020	Total Beneficial Ownership as of 3/18/2020		Percent of Class
5% Stockholders
Kenneth D. Tuchman	28,013,707	(1), (6)	—	28,013,70	(1), (6)	60.2%
BlackRock Inc.	2,503,446	(2)	—	2,503,446	(2)	5.4%
The Vanguard Group	2,337,768	(2)	—	2,337,768	(2)	5.0%
Executive Officers and Directors
Kenneth D. Tuchman	28,013,707	(1), (6)	—	28,013,707	(1), (6)	60.2%
Steven J. Anenen	12,633		—	12,633		*
Tracy L. Bahl	18,739		—	18,739		*
Gregory A. Conley	12,329		—	12,329		*
Martin F. DeGhetto	51,144		8,591	59,735	(3)	*
Robert N. Frerichs	23,954		—	23,954		*
Judi A. Hand	165,451		8,591	174,042	(3)	*
Marc L. Holtzman	19,373		—	19,373	(4)	*
Jonathan B. Lerner	—		—	—		—
Margaret B. McLean	36,797		6,443	43,240	(5)	*
Regina M. Paolillo	190,656		8,591	199,247	(3)	*
Steven C. Pollema	25,085		6,443	31,528	(5)	*
Ekta Singh-Bushell	7,589		—	7,589		*
All directors, director nominees and executive officers as a group (13 persons)	28,577,457		38,659	28,616,116		61.5%

*	Less than 1 percent.
(1)

Includes 28,003,707 shares subject to sole voting and investment power, and 10,000 shares with shared voting and investment power. The shares with sole voting and investment power consist of: (i) 6,686,901 shares held by Mr. Tuchman; (ii) 14,766,806 shares held by a limited liability partnership controlled by Mr. Tuchman; and (iii) 6,550,000 shares held by a revocable trust controlled by Mr. Tuchman. The shares with shared voting and investment power consist of 10,000 shares owned by Mr. Tuchman’s spouse. Mr. Tuchman is the beneficial owner of 60.2 percent of the shares of common stock entitled to vote at the meeting.

(2)	The common stock shown for BlackRock Inc and The Vanguard Group corresponds with their 13G filed as of December 31, 2019.
(3)	Includes 8,591 RSUs schedule to vesting within 60 days after March 18, 2020.
(4)	Includes 16,073 shares held by Mr. Holtzman directly and 3,300 shares held for Mr. Holtzman’s minor children.
(5)	Includes 6,443 RSUs scheduled to vest within 60 days after March 18, 2020.
(6)

In December 2015, Mr. Tuchman entered into a Security Agreement with Wells Fargo Bank, National Association, pursuant to the terms of which he agreed to collateralize a certain personal loan with 3,070,000 of TTEC common stock held in KDT Stock Revocable Trust, as amended in 2018 (“2018 Security Agreement”). Pursuant to 2018 Security Agreement, Mr. Tuchman may pledge additional TTEC shares held by the Trust, directly, or through other vehicles to collateralized additional advancements on the loan.

TTEC Insider Trading Policy — Hedging/Pledging Restrictions

The Company’s insider trading policy prohibits its directors, officers, employees, and members of TTEC supply chain from engaging in hedging and pledging transactions with TTEC securities. Under the policy, TTEC Chairman of the Board and Chief Executive Officer, who is the Company’s controlling shareholder, is permitted to pledge his shareholdings, with prior review and approval of the TTEC Board of Directors, provided such pledge does not involve a material portion of his overall holdings. In 2015, the Board of Directors approved Mr. Tuchman’s pledge of 3,070,000 TTEC shares in connection with a personal loan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and holders of more than 10 percent of our common stock to file with the U.S. Securities and Exchange Commission reports regarding their ownership and changes in ownership of our equity securities. Based on our review of the Forms 3, 4 and 5 filed, we believe that all our directors, executive officers and 10 percent stockholders filed all Section 16(a) reports on a timely basis during 2019.

RELATED-PARTY TRANSACTIONS

In accordance with our written Related Party Transaction Policy, the Audit Committee of the Board is responsible for reviewing and approving transactions required to be disclosed as a “related party” transaction under applicable law, including U.S. Securities and Exchange Commission rules (generally, transactions involving amounts in excess of $120,000 in which a related person has a direct or indirect material interest). TTEC management monitors all related-party transactions, and reports about their status to the Audit Committee quarterly. TTEC executive officers and directors complete a questionnaire during the first quarter of each fiscal year, in which they provide information about the terms of all their related-party transactions (as defined in Item 404(a) of Regulation S-K) that occurred during the prior year and that are expected to occur during the current year. In reviewing related-party transactions, the Audit Committee considers whether these transactions are executed at “arms-length” by reviewing all relevant facts and circumstances, including among others, the commercial reasonableness of the terms, the actual and perceived benefit to the Company, opportunity costs of alternate transactions, the materiality and character of the related-party’s interest, the actual and apparent conflict of interests, the impact on a director’s independence (if the related-party is a director, an immediate family member of a director, or an entity controlled by a director), and the terms on which a similar transaction can be secured from unrelated third parties.

During 2019, TTEC has undertaken the following related-party transactions with prior approval of the Audit Committee of the Board.

•            The Company entered into an agreement under which Avion, LLC (“Avion”) and Airmax LLC (“Airmax”) provide certain aviation flight services as requested by the Company. Such services include the use of an aircraft and flight crew. Kenneth D. Tuchman, Chairman and Chief Executive Officer of the Company, has 100 percent beneficial ownership interest in Avion and Airmax. During 2019, 2018 and 2017, the Company expensed $1.1 million, $1.1 million, and $1.1 million, respectively, to Avion and Airmax for services provided to the Company. There was $200 thousand in payments due and outstanding to Avion and Airmax as of December 31, 2019. During 2020, the Company is expecting to spend approximately the same amounts with Avion and Airmax as it did in 2019.

•            During 2015, the Company entered into a contract to purchase software from CaféX. During 2019, 2018 and 2017, the Company has purchased $50 thousand, $61 thousand, and $72 thousand, respectively from CaféX. TTEC holds a 17.8 percent equity investment in CaféX, but the investment has been written off for GAAP purposes.

•            Ms. Regina M. Paolillo, Chief Financial and Administrative Officer of the Company, is a member of the board of directors of Welltok, Inc., a consumer health SaaS company. Ms. Paolillo also holds a small investment in Welltok. Welltok and the Company have a joint venture, Welltok TTEC Communications which provides services to healthcare clients. During the years ended December 31, 2019, 2018 and 2017, the Company recorded revenue of $5.3 million, $5.7 million, and $5.5 million, respectively, in connection with the work performed through the joint venture.

EXECUTIVES AND EXECUTIVE COMPENSATION

TTEC Executive Team

The following persons are our executive officers:

Martin F. DeGhetto, 61, serves as TTEC’s Executive Vice President, TTEC Engage (that combines TTEC’s Customer Growth and Customer Management Services business segments). Mr. DeGhetto joined TTEC in 2010. Between 2008 and 2010, Mr. DeGhetto was an executive vice president and chief operations officer commercial division at Connextions, Inc., then a privately held technology and business services company for the healthcare industry. Prior to Connextions, Mr. DeGhetto spent almost a decade at Convergys Corporation (formerly NYSE:CVG), a customer management company, where he held various positions of increasing responsibility culminating in his role as a senior vice president, North American/European operations which he held between 2003 and 2008. Prior to Convergys, Mr. DeGhetto was an executive with American Express Company (NYSE:AXP) and AT&T/American Transtech. Mr. DeGhetto holds a B.S. Professional Management degree from NOVA Southeastern University.

In February 2020, Mr. DeGhetto notified the Company that he plans to retire sometime in 2020. Mr. DeGhetto will continue in his current role until the Company selects and onboards his successor to assure an orderly transition of responsibilities.

Judi A. Hand, 58, serves as TTEC’s Executive Vice President, Chief Revenue Officer. She joined TTEC in 2007 as President and General Manager for Direct Alliance Corporation, a TTEC wholly owned subsidiary, and between 2011 and 2013 served as TTEC’s Chief Sales Officer, the role that she resumed under a new title in 2016. Between 2003 and 2007, Ms. Hand was a senior executive with AT&T (NYSE: T), culminating her career there as a senior vice president for enterprise sales. Prior to AT&T, Ms. Hand worked at Qwest, then a public global communications company and several of its subsidiaries in sales and marketing roles of increasing responsibility. Ms. Hand is a board advisor to Four Winds Interactive and between 2016 and 2017, she was a member of the board of directors of Manitoba Telecom Services, Inc., a Canada telecommunication company. Ms. Hand holds an MBA from Stanford University and a B.S. in Communications degree from University of Nebraska.

Regina M. Paolillo, 61, serves as Executive Vice President, Chief Administrative and Financial Officer. Ms. Paolillo joined TTEC in 2011. Between 2009 and 2011, Ms. Paolillo was an executive vice president for enterprise services and chief financial officer at Trizetto Group, Inc., a privately held professional services company serving the healthcare industry. Between 2007 and 2008, Ms. Paolillo served as a senior vice president, operations group for General Atlantic, a leading global growth equity firm. Between 2005 and 2007, Ms. Paolillo served as an executive vice president for revenue cycle and mortgage services at Creditek, a Genpact (NYSE:G) subsidiary. Prior to the Company’s acquisition by Genpact, between 2003 and 2005 and 2002 and 2003, Ms. Paolillo was Creditek’s chief executive officer and chief financial officer respectively. Prior to Creditek, Ms. Paolillo served as the chief financial officer and executive vice president for corporate services at Gartner, Inc., (NYSE:IT) an information technology research and advisory company. Ms. Paolillo is a member of the board of directors of Unisys Corporation (NYSE: UIS) and Welltok, Inc., a private consumer health SaaS company. Ms. Paolillo holds a B.S. in Accounting degree from University of New Haven.

Jonathan Lerner, 53, serves as President, TTEC Digital. Mr. Lerner joined TTEC in 2019. Prior to TTEC, Mr. Lerner was senior vice president and general manager for the Americas at Verint Systems Inc. (NASDAQ:VRNT), a customer experience software company. From 2016 to 2017, Mr. Lerner was a senior vice president for worldwide sales for SumTotal Systems LLC., a Charterhouse Capital Partners portfolio company, and between 2013 and 2016, he served as the general manager and vice president for sales and strategy for the capital markets and financial services business, banking division of ACI Worldwide Inc. (NASDAQ:ACIW), a provider of real-time electronic payment and banking solutions. Prior to 2013, Mr. Lerner served in various roles of growing responsibility at SAP Software Solutions (NYSE:SAP). He holds an MBA in international business from Bentley College, and a B.A. in international relations from the University of Western Ontario, Canada

Steven C. Pollema, 60, serves as Executive Vice President, Chief Operating Officer, TTEC Digital (that combines TTEC’s Customer Consulting and Customer Technology Services business segments). Mr. Pollema joined TTEC in 2011 as part of an acquisition of a technology integration company. Prior to joining TTEC, Mr. Pollema worked for eLoyalty technology company since 2001 and held various senior executive roles including the Chief Financial Officer and senior vice president for global delivery and operations. Mr. Pollema began his professional career at Accenture (NYSE:ACN) within the Financial Services/Technology practice. Mr. Pollema holds an MBA in Management Information Systems and a B.S. in Finance from the University of Iowa.

Margaret B. McLean, 56, serves as Senior Vice President, General Counsel and Chief Risk Officer. Ms. McLean joined TTEC in 2013. Between 1998 and 2013, Ms. McLean was a senior executive at CH2M (now part of Jacobs Engineering Group (NYSE: JEC)), a global engineering and program management company, serving as that company’s chief legal officer starting in 2007. Prior to that, Ms. McLean was a corporate finance and M&A partner at a major law firm, working in its Denver, London, and Moscow offices. Ms. McLean started her career in IT at Hewlett Packard (NYSE:HPE) and led the application systems department for Science Applications Int’l (NYSE:SAIC). She holds a JD from the University of Michigan, an MBA from the University of Colorado, and a B.S. in Management Information Systems and Computer Science from University of Arizona.

Information regarding Kenneth D. Tuchman, Chairman and Chief Executive Officer is provided in this section under the heading “2020 Director Nominees.”

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we discuss our compensation philosophy and describe the 2019 compensation program for our Chief Executive Officer, Chief Financial Officer, and three additional highest compensated members of our executive leadership team, whom we refer to as our Named Executive Officers (“NEOs”). We describe compensation earned by each of our Named Executive Officers and explain how our Compensation Committee of the Board determined this compensation, including its rationale for specific 2019 compensation decisions.

2019 PERFORMANCE HIGHLIGHTS

Our 2019 performance is summarized below:

•        Our revenue was a record $1.644 billion, an increase of 8.9 percent over the year ago period.

•        Our income from operations was $123.7 million or 7.5 percent of revenue, a 34.3 percent increase year over year. Income from operations on a non-GAAP basis(1) was $129.2 million, or 7.9 percent of revenue, compared to 6.9 percent in the prior year.

•        Our net cash provided by operating activities was $238.0 million compared to $168.3 million in the prior year.

•        We booked $488 million in new business, an 18.7 percent decrease over the prior year.

•        Our diluted earnings per share were $1.65 compared to $0.77 in the prior year, and $1.89 compared to $1.49 in prior year on a non-GAAP basis.

•        We paid a total of $28.7 million in cash dividends to our shareholders.

(1)         TTEC computes company performance metrics on a non-GAAP basis, which adjusts for non-operating items including, but not limited to, asset impairment, restructuring charges and integration expenses, deconsolidation of subsidiaries, changes in acquisition earn-outs, changes in tax valuation allowances, return to provision adjustments, and one-time non-recurring items. Please review a copy of the 2019 Annual Report and 2019 full year earnings press release for a reconciliation of these non-GAAP adjustments.

2019 Named Executive Officers

• Kenneth D. Tuchman, Chairman of the Board and Chief Executive Officer	• Jonathan B. Lerner, President, TTEC Digital

• Martin F. DeGhetto, Executive Vice President, TTEC Engage (Customer Growth and Customer Management Services business segments)	• Regina M. Paolillo, Executive Vice President, Chief Administrative and Financial Officer

• Judi A. Hand, Executive Vice President, Chief Revenue Office	• Steven C. Pollema, Executive Vice President, Chief Operating Officer, TTEC Digital (Customer Consulting and Customer Technology Services business segments)

2019 Executive Compensation Summary

Our executive compensation program is designed to reward financial results and effective strategic leadership, which we believe are key elements in building sustainable value for stockholders. Our compensation programs’ performance metrics align the interests of our stockholders and senior executives by correlating the timing and amount of actual pay to the Company’s short- and long-term performance goals. Our compensation programs encourage ethical and responsible conduct in pursuit of these goals and the alignment of our leaders with TTEC’s vision, mission, and values.

We carefully benchmark our compensation decisions against a relevant group of peer companies — all of which are our potential competitors for the caliber of executive talent required to manage a global and complex business like TTEC.

Generally, we target our annual total direct compensation at the 50th percentile of our peer group. Our executive compensation programs include three principle elements:

Compensation Element	Purpose
• Base Salary	• Provides competitive fixed dollar compensation.
• Annual Performance-Based Cash Incentive Awards

•                  Provides “at risk” annual variable cash consideration that aligns executive compensation to the Company and individual achievements of short-term (annual) performance objectives, as established by the Board of Directors.

• Equity Grants

•                  Provides “at risk” long-term and short-term equity compensation opportunity. In 2019, we restructured our equity compensation program for our Executive Officers. We introduced a long-term equity incentive opportunity based on the Company’s performance over a three-year period and reduced the previously available incentive opportunity that was based on annual performance metrics and vested over time. By emphasizing long-term growth objectives for Executive Officers’ compensation purposes, we continue to align their interests with the interests of our stockholders. The transition from the annual performance-based to annual and multi-year performance-based equity incentive program is being fully implemented 2019 through 2021.

During 2019, we paid the following to our Named Executive Officers:

	Actual Total Direct (TDC) Compensation (1)		Market TDC at 25th	Market TDC at 50th	Market TDC at 75th	Percentile
Kenneth D. Tuchman	$1	(2)	$5,313,000	$5,866,000	$8,006,000	<25th
Martin F. DeGhetto	$1,411,427		$1,890,000	$2,053,000	$2,459,000	<25th
Judi A. Hand	$1,291,437		$1,008,000	$1,745,000	$2,971,000	>25th
Jonathan B. Lerner (3)	$1,015,396		$1,890,000	$2,053,000	$2,459,000	—
Regina M. Paolillo	$1,417,525		$2,125,000	$2,469,000	$3,081,000	<25th
Steven C. Pollema	$1,141,790		$1,890,000	$2,053,000	$2,459,000	<25th

(1)         Actual TDC represents base salary earned in 2019, full-year bonus earned for 2019 performance paid in 2019 and 2020, FMV equity grants awarded in 2019, and performance-based awards earned under 2019 long-term incentive plan.

(2)         As previously disclosed, at Mr. Tuchman’s request, the Compensation Committee approved Mr. Tuchman’s base salary to be $1 per year.

(3)         Mr. Lerner joined TTEC on December 9, 2019. As a result, he was not eligible for a cash or other incentives for 2019 performance. At the time that he joined the Company, Mr. Lerner received a new hire FMV equity grant. Based on his limited tenure with the company, we do not compare his 2019 actual compensation against market.

The mix of base and variable “at risk” compensation for 2019 was as follows.

CONSIDERATION OF 2017 “SAY-ON-PAY” VOTE

At our 2017 Annual Meeting of Stockholders, 99.6 percent of the votes cast in our stockholder advisory vote approved the compensation of our Named Executive Officers (our “Say-On-Pay” vote). In light of this stockholder support, the Compensation Committee made no significant changes to the overall design of our compensation programs during 2017 and 2018. The Committee did, however, modify the distribution of the funded incentive pool; aligning a greater percentage of compensation to performance of the business segment that the executive leads, thus rewarding executives for the work that they directly impact. In 2019, the Committee also restructured the annual equity compensation program for Executive Officers by introducing a long-term equity incentive opportunity based on the Company’s performance over a three-year period and reducing the incentive opportunity that was previously available to them under the annual equity compensation program. The transition from the annual to annual and three-year incentive program is being implemented in 2019-2021.

The Compensation Committee will continue to review best practices in executive compensation and adjust the structure of TTEC executive compensations to be consistent with market trends, our pay-for-performance philosophy; and to make sure that TTEC’s executive compensation aligns the interest of the executive leadership team with the interests of the Company’s stockholders.

The Committee will continue considering the outcome of the stockholders Say-On-Pay votes when making future compensation decisions for our Named Executive Officers.

CONSIDERATION OF 2017 “FREQUENCY ON SAY-ON-PAY” VOTE

At our 2017 Annual Meeting of Stockholders, we asked stockholders to consider how often they wish to vote, on an advisory basis, on the Say-On-Pay matters (the “Frequency of Say-On-Pay” vote). The stockholders decided to hold the advisory vote on executive compensation every three years by a vote of 82.6 percent. In the six years prior to the 2017 Frequency of Say-On-Pay vote, TTEC stockholders approved its executive compensation by an average margin of greater than 95%. The next advisory vote on executive compensation will occur at the 2020 Annual Meeting of Stockholders and included in this Proxy Statement. The stockholders will have their next opportunity to consider how often they wish to vote on matters involving executive compensation as part of 2023 Annual Meeting of Stockholders.

EXECUTIVE LEADERSHIP TEAM COMPENSATION APPROACH AND STRUCTURE

Our Approach to Executive Leadership Compensation

We structure our executive compensation to attract and retain executive talent who can maximize our performance results. Our compensation program is designed to motivate our executive leadership team to remain focused on delivering superior performance that creates long-term investor value. Our executive compensation program also places significant weight on how our leaders align their conduct with TTEC’s vision, mission, and values, as they achieve their personal goals and the Company’s performance goals.

Our Compensation Practices Include:

Pay for Performance. We encourage a results-oriented culture through pay-for-performance compensation, and annually review executive compensation against the Company’s overall performance and its annual goals.

Competitive Compensation Targets. Generally, we target our annual total direct compensation at the 50th percentile of our peer group.

Rigorous Performance Metrics. The Compensation Committee annually reviews and re-sets executive performance targets to assure that they appropriately reflect the goals of the business and are challenging, but achievable.

Stockholder Alignment. Through our compensation practices, we align the interests of our Named Executive Officers, other executive officers and our stockholders to maximize long-term performance goals of the Company.

Affordability of Rewards. We ensure that our rewards are affordable by aligning them to the Company’s results of operation as they compare to our annual business plan.

Significant “at risk” Component. We structure our compensation programs with a significant portion of variable or “at risk” to ensure that actual compensation realized by Named Executive Officers directly and demonstrably links to individual and Company-wide performance.

Share Ownership Guidelines. Our Chief Executive Officer and Chief Financial Officer are expected to hold TTEC equity in the amount of at least 3 times their base compensation; while other members of the executive leadership team, including all Named Executive Officers, are expected to hold equity equal to 2.5 and 1.5 times their base compensation.

Restrictive Covenants. Members of our executive leadership team are subject to market appropriate restrictive covenants, effective on separation from TTEC. These restrictive covenants include non-competition, client and employee non-solicitation, and customary non-disclosure obligations.

Individual Accountability. Our compensation program is designed to ensure that our Named Executive Officers remain focused on our company and their group financial goals to build the foundation for our long-term success.

Review of Compensation Peer Group. Our Compensation Committee reviews our executive compensation program against our peer group annually and adjusts, when necessary, to make sure that it remains relevant and appropriate.

Executive Leadership Team Compensation Structure

Generally, we target our annual total direct compensation at the 50th percentile of our peer group. To achieve its overarching objectives, our executive compensation program consists of the following three principle elements:

Compensation Element	Characteristics	Purpose	Philosophy
Base salary	Fixed annual compensation that provides a competitive level of base compensation.	Compensate senior executives for their level of experience and responsibility.	We believe base salary should be competitive.

Annual performance-based cash incentive awards	Variable annual cash compensation opportunity funded based on objective Company performance targets (operating income) and paid based on subjective measures of individual performance.	Motivate and reward senior executives for performance against short-term Company goals.	We believe in providing appropriate incentive to drive the Company’s short-term financial and operational objectives.

Equity awards

Variable equity compensation granted annually, usually, in the form of restricted stock units (RSUs), or stock options or performance-based award opportunities as deemed appropriate.

Starting in 2019, Executive Officers participate in a long-term equity incentive opportunity based on the Company’s performance over a three-year period. For those who participate in this program the annual incentive opportunity is reduced. The transition from the annual to annual and three-year equity incentive program is being implemented 2019 through 2021.

Motivate and retain senior executives during the multi-year vesting and target periods and focus them on longer term performance objectives by aligning their interests with those of our stockholders through the vesting period.

We believe that annual equity grants that vest over multiple years encourage the executive management team to focus on the long-term stock value appreciation.

We also believe that multi-year performance targets offer important alignment between stockholders’ and executives’ interests over longer term.

These incentives in the aggregate provide a market competitive equity opportunity.

In addition to these primary components of compensation, our senior executives are also eligible to participate in our general health and welfare programs, 401(k) plan, life insurance program, and other employee benefit programs. Although to be competitive, we pay as perquisites all or a portion of certain Named Executive Officers’ healthcare premiums, we believe that perquisites should be limited in scope and value, and, historically, they have not constituted a significant portion of executive compensation.

OVERSIGHT OF OUR EXECUTIVE COMPENSATION PROGRAM

Role of the Compensation Committee

Our Compensation Committee determines all compensation for members of our executive leadership team, including our Named Executive Officers, on an annual basis. In doing so, the Compensation Committee:

•        Evaluates the compensation received during the year by each executive, and considers the Company’s performance, the individual performance of each executive and his/her skills, experience, and responsibilities to determine if any change in the executive’s compensation is appropriate.

•        Reviews with the Chief Executive Officer the performance of the other Named Executive Officers.

•        Reviews peer group data and the advice of the compensation consultant as a measure of the competitive market for executive talent in our industry.

•        Considers the executive’s contribution to the Company’s overall operating effectiveness, strategic success, and profitability, and considers the quality of the executive’s decision-making.

•        Considers the executive’s role in developing and maintaining key client relationships.

•        Considers the Company’s financial results for the year and how the executive contributed to these results but does not adhere to strict formulas to determine the mix of base salary, equity grants and cash incentives.

•        Evaluates the level of responsibility, scope and complexity of such executive’s position relative to other Company executives.

•        Determines the composition and amount of compensation for each Named Executive Officer and uses its subjective judgment in determining the amount of each compensation element in order to retain and motivate current executives.

•        Assesses the executive’s leadership growth and management development over the past year.

The Compensation Committee utilizes these subjective factors because it believes they are critical to increasing stockholder value. These factors are not quantified or weighted for importance; and the Compensation Committee’s use of these factors is tied directly to the individual role and the responsibilities of each executive officer. For example, greater weight may be given to the role of developing and maintaining key client relationships for the Chief Revenue Officer due to her responsibilities for overseeing sales operations, while greater weight will be given to contribution to our overall operating effectiveness, strategic success and profitability, and completion of strategic projects, among other factors, for the Chief Financial Officer, given her responsibilities relating to our financial performance and growth.

Funding for performance-based cash incentives and our equity grants are based on objective Company performance targets set at the beginning of each year. As a result, there is uncertainty with respect to the achievement of these funding targets at the time they are set. The Compensation Committee has the authority to modify the funding for these variable incentives, in its sole discretion, when material changes in the business warrant it.

Our ability to achieve the funding target is heavily dependent not only on factors within our control, but also on current economic conditions, foreign exchange rate movements, weather events, and other performance variables outside of our control. In measuring our performance against pre-determined performance targets, the Compensation Committee may make (and over the years has made) adjustments to these targets for items outside of the executive leadership team’s control.

In addition to its discretion with respect to the performance-based cash incentives and equity grants, during those years in which our actual performance resulted in a lower than anticipated level of funding for the variable incentives, the Compensation Committee may from time to time determine that funding should be provided outside of the objective Company performance criteria to fund discretionary bonuses and equity awards to retain or to reward executive officers for their exceptional individual contribution (measured on a subjective basis). Although the Compensation Committee has this discretion, it utilizes it infrequently to maintain the integrity of the Company’s compensation structure and philosophy.

How We Use Compensation Consultants

From time to time, and as needed, the Compensation Committee retains services of compensation consultants, law firms, and other professional advisors to act as independent advisors to the Compensation Committee. In selecting its consultants, the Compensation Committee takes measures to assure that no member of our Board or any Named Executive Officer has any affiliations with such consultants. The Compensation Committee requires that all of its consultants provide it with annual certification of their independence.

In 2019, the Compensation Committee utilized the services of Compensia, Inc., an executive compensation consulting firm (Compensia). The Committee did not use services of other advisors in 2019, but they were available to the Committee as directed by the Committee chair.

Compensia

At least every other year, Compensia provides the Compensation Committee with independent compensation advice on various aspects of executive compensation, including:

•        A periodic review of our compensation practices, trends and philosophy;

•        A competitive assessment of our executive compensation levels and pay-for-performance linkage;

•        An analysis of peer group companies that compete with us and that follow similar compensation models, along with benchmark compensation and benefits data for the peer group;

•        A review of our equity award and cash incentive programs;

•        A review of our compensation practices compared to peer group companies and current trends related to executive employment agreements; and

•        Assistance in developing recommendations for compensation for our executive officers, including our Named Executive Officers.

Compensia takes its direction solely from, and provides reports to, the Compensation Committee, or to members of our in-house human capital department at the direction and on behalf of the Compensation Committee. All costs of Compensia’s services are paid by the Company at the direction of the Compensation Committee chair. Although Compensia provides recommendations on the structure of our compensation programs, Compensia does not determine the amount or form of compensation for any of our Named Executive Officers. From time to time, Compensia also provides advice to the Company, with knowledge and consent of the Compensation Committee.

In those years when Compensia is not utilized by the Compensation Committee of our Board, similar compensation analysis is performed by members of our in-house human capital department who have special expertise in executive compensation.

How We Use Peer Group, Survey, and Benchmark Data

Each year, the Compensation Committee reviews the competitiveness of our compensation program against our peer group and market benchmarks. For 2019, the Compensation Committee, with the assistance of Compensia, identified a peer group of companies for 2019. The peer group for 2019 included:

• 8x8 • Avaya Holdings • CSG Systems International • ExlService Holdings, Inc. • Five9 • Genpact, LTD • LivePerson	• LiveRamp Holdings, Inc. • LogMeln • Perficient • Sykes Enterprises, Inc. • Verint Systems • Virtusa

The Compensation Committee selected this peer group because the companies in the group are in the same or similar industries, compete with us for executive talent, follow similar compensation models and are of a similar size. The Compensation Committee reviewed the compensation practices of this peer group to effectively design compensation arrangements to attract new executives in our highly competitive, rapidly changing market and to confirm proper levels of compensation for our Named Executive Officers.

This peer group data for executive officers performing the same or similar roles is one factor the Compensation Committee uses in establishing Named Executive Officer base salaries , and performance-based cash incentive and equity grants , and in otherwise determining the overall mix of equity grants, cash incentives and base salaries for executive compensation. The Compensation Committee does not adhere to strict formulas, benchmarking in its review of this peer group data to determine the mix of our executive’s compensation elements. The peer group data is instructive, but it is neither binding nor a dispositive factor in how the Compensation Committee’s makes its compensation decisions for the Company.

CEO COMPENSATION

Mr. Tuchman, our Chief Executive Officer, beneficially owns approximately 60.2 percent of the Company. His interest in the Company’s performance, therefore, is very closely and personally aligned with that of our other stockholders. At Mr. Tuchman’s request, the Compensation Committee approved Mr. Tuchman’s base salary to be $1 for 2019. Mr. Tuchman’s salary has remained at this level since 2012. Under Mr. Tuchman’s employment agreement, he does not participate in our variable compensation plans. Accordingly, the Compensation Committee did not award any cash incentives or equity grants.

2019 BASE SALARY COMPENSATION FOR NAMED EXECUTIVE OFFICERS

The Compensation Committee analyzed benchmarks for competitive base salaries using the peer group as the guide for the executive leadership team’s base salaries. Based on these benchmarks, and Mr. Pollema’s new role as Executive Vice President, TTEC Digital in 2019, the Compensation Committee approved a base salary increase for Mr. Pollema from $309,000 to $350,000.

In February 2020, the Committee determined that the base salaries for the Named Executive Officers were appropriate, with the exception of Mr. Tuchman’s base salary, which has been set at $1 based on Mr. Tuchman’s request. Base salaries for our Named Executive Officers during 2018, 2019 and as of this filing for 2020 have been as follows:

	Base Salary
Executive	2020	2019	2018	Considerations for Base Salary Determination
Kenneth D. Tuchman	$1	$1	$1	At Mr. Tuchman’s request, his annual salary is $1.
Martin F. DeGhetto	$425,000	$425,000	$425,000	Based on the role, scope of responsibilities, and market benchmarks.
Judi A. Hand	$400,000	$400,000	$400,000	Based on the role, scope of responsibilities, and market benchmarks for the senior executive in charge of sales.
Jonathan B. Lerner (1)	$400,000	$400,000	—	Based on the role, scope of responsibilities, and market benchmarks.
Regina M. Paolillo	$425,000	$425,000	$425,000	Based on complexity of the role and market benchmarks.
Steven C. Pollema	$350,000	$350,000	$309,000	Based on change in scope of responsibilities, and market benchmarks.

(1)         Mr. Lerner joined TTEC on December 9, 2019.

2019 PERFORMANCE-BASED CASH INCENTIVE AWARD

Performance-Based Cash Incentives Funding Criteria

The Compensation Committee of the Board resets the variable cash incentive award funding targets at the beginning of each year. In 2019, the Compensation Committee selected operating income targets in setting our variable incentive funding because this target was consistent with the Company’s long-term growth objectives and aligned the interests of management with the interests of our stockholders. As part of its compensation philosophy, the Compensation Committee sets reasonable stretch targets that are difficult to achieve, but which it believes are achievable.

Performance-Based Cash Award Funding and Operating Income Results for 2018 Performance

With respect to cash incentives paid in 2018 and 2019 related to 2018 performance, the Compensation Committee approved the award of $200,000 to those Named Executive Officers who, based on their performance, achieved the 2018 operating income targets, as adjusted. The paid incentive consisted of $64,500 paid at mid-year 2018 and $135,100 paid in the first quarter of 2019 for 2018 performance. Achievement at the 100 percent of operating income targets for 2018 would have resulted in the funding of the cash incentives for Named Executive Officers at $1.54 million. The failure to achieve minimum operating income targets in 2018 would have resulted in zero funding of the cash incentives for performance in 2018.

The adjustments that the Compensation Committee made to 2018 results of operations for purposes of determining 2018 cash incentive awards were due to foreign exchange fluctuations, which accounted for variance between FX rates used to set 2018 targets and the actual 2018 FX rates, and certain integration and impairment charges. The Compensation Committee determined that such adjustments were appropriate because these events were outside of direct control of the Company and the management team.

The adjusted 2018 operating income results measured against the targets were as follows:

Performance-Based Cash Incentive Funding Metrics	2018 Target	2018 Performance	Adjusted 2018 Performance	Total Performance-Based Cash Award Funding for 2018 Performance
Operating Income	$124.4 million	$110.3 million	$111.7 million	$4.2 million

Performance-Based Cash Award Funding and Operating Income Results for 2019 Performance

With respect to cash incentives paid in 2019 and 2020 related to 2019 performance, the Compensation Committee of our Board approved the funding of $26.5 million based on performance results against the 2019 operating income targets as reflected in the table below. The bonus pool funding of $26.5 million represents 100 percent based on the annual operating income targets.

With respect to cash incentives paid to the Named Executive Officers, the Compensation Committee approved awards of $2,355,443 million based on their performance against 2019 operating income targets. The paid incentives of $2,355,443 million consisted of bonuses paid in the third quarter of 2019 of $929,178 and $1,426,265 million paid in the first quarter of 2020 for 2019 performance.

For purposes of determining the cash incentive funding for 2019 performance, the Compensation Committee made adjustments to 2019 results of operations due to foreign exchange fluctuations, which accounts for variance between FX rates used to set 2019 targets and the actual 2019 FX rates, expenses related to acquisitions incurred in 2019, and expenses related a certain secondary offering of TTEC securities by its controlling shareholder. The Compensation Committee determined that such adjustments were appropriate because these events were outside of direct control of the Company and the management team.

The adjusted 2019 operating income results measured against the targets were as follows:

Performance-Based Cash Incentive Funding Metrics	2019 Target	2019 Performance	Adjusted 2019 Performance	Total Performance-Based Cash Award Funding for 2019 Performance
Operating Income	$161.5 million	$158.2 million	$164.1 million	$26.5 million

Individual Performance Targets and Awards for Performance-Based Cash Incentives

If and when any cash incentives are available, based on the overall performance of the Company, how the funds are allocated to each Named Executive Officer is determined by the Compensation Committee, at its discretion, based on the recommendation of the Chief Executive Officer, and based on the Compensation Committee’s view of the executive’s contribution to the execution of the Company’s strategic priorities as set forth below:

Strategic Priorities	Performance Objectives
• Execute against our go to market strategy	• Sign new business and grow revenue
• Maintain our market share in our key markets, with our key clients, in our offerings	• Improved year-over-year operating income and free cash flow
• Deliver innovative solutions in emerging digital CX technology and services	• Increase client satisfaction and retention
• Optimize how we do business (people, technology and facilities)	• Increase employee satisfaction and retention
• Attract and retain the best CX talent	• Improve overhead efficiency

There is no formulaic tie between the Company’s financial results and the amount of the cash incentives payable to individual executives under the variable cash incentive plan, once the minimum target levels of financial performance necessary to fund the plan, as determined by the Compensation Committee, are achieved by the Company.

Our cash incentives provide for the adjustment or recovery of amounts paid to a Named Executive Officer if the results in a previous year are subsequently restated or adjusted in a manner that would have originally resulted in a smaller award.

Cash Incentives Paid in 2018 and 2019 With Respect to 2018 Performance

In 2018 and 2019, the Compensation Committee awarded cash incentives to only one Named Executive Officer, Steven Pollema, for contributions to the business segment that he was responsible for exceeding 2018 operating income targets. The Compensation Committee did not award cash incentives to other Named Executive Officers as financial targets that they were responsible for were not achieved.

Named Executive Officer	Target Cash Incentives % Base Salary	Cash Incentives Paid in 2018 for 2018 Performance	Cash Incentives Paid in 2019 for 2018 Performance	Total Incentive Paid for 2018 Performance	Basis for Cash Incentive Award
	Target	Actual	Actual
Kenneth D. Tuchman	0%(1)	—	—	—	Under Mr. Tuchman’s employment agreement, he does not participate in this program
Martin F. DeGhetto	Up to 100%	$0	$0	$0	N/A
Judi A. Hand	Up to 100%	$0	$0	$0	N/A
Regina M. Paolillo	Up to 100%	$0	$0	$0	N/A
Steven C. Pollema	Up to 100%	$64,900	$135,100	$200,000	Based on Mr. Pollema’s business segment performance in 2018.

(1)   As noted elsewhere in these Proxy materials, Mr. Tuchman does not participate in this program.

Cash Incentives Paid in 2019 and 2020 With Respect to 2019 Performance

In 2019 and 2020, the Compensation Committee awarded cash incentives to the Named Executive Officers for 2019 performance as follows:

Named Executive Officer	Target Cash Incentives % Base Salary	Cash Incentives Paid in 2019 for 2019 Performance	Cash Incentives Paid in 2020 for 2019 Performance	Total Incentive Paid for 2019 Performance	Basis for Cash Incentive Award
	Target	Actual	Actual
Kenneth D. Tuchman	0%(1)	—	—	—	Under Mr. Tuchman’s employment agreement, he does not participate in this program
Martin F. DeGhetto	Up to 100%	$258,806	$394,285	$653,091	Based on Mr. DeGhetto’s contribution to TTEC’s achievement of 2019 performance targets as well as performance against segment targets.
Judi A. Hand	Up to 100%	$245,230	$379,530	$624,760	Based on Ms. Hand’s contribution to TTEC’s achievement of 2019 performance targets, including year over year increase in bookings.
Jonathan B. Lerner	Up to 100%(2)	—	—	—	N/A
Regina M. Paolillo	Up to 100%	$258,806	$400,383	$659,189	Based on Ms. Paolillo’s contribution to TTEC achievement of 2019 performance targets, including significant contribution to strategy execution.
Steven C. Pollema	Up to 100%	$166,336	$252,067	$418,403	Based on Mr. Pollema’s contribution to TTEC’s achievement of 2019 performance targets as well as performance against segment targets

(1)         As noted elsewhere in these Proxy materials, Mr. Tuchman does not participate in this program.

(2)         Due to Mr. Lerner’s hire date of December 9, 2019, he was not eligible to participate in the 2019 performance-based cash incentive plan.

2019 Equity Grants

Annual Grants

In 2019, the Compensation Committee considered annual equity awards aligned to the Company’s 2018 performance, peer company benchmarks and each individual Named Executive Officer’s performance. Based on this review, and limited funding of the equity compensation pool based on the Company’s 2018 performance against financial targets, the Compensation Committee approved a restricted stock unit (RSU) grant to only one Named Executive Officer, Mr. Pollema, based on the performance of the business segment that he was responsible for during 2018 (see table below). Mr. Pollema’s 2019 RSU grant, based on 2018 performance, vests in four equal installments on each anniversary date of the grant through 2023, subject to continued employment with the Company.

Generally, the primary characteristics of TTEC annual RSUs granted to Executives are:

•             Annual RSU grants vest in four-year increments with 25 percent of the award vesting on each of the award anniversary dates.

•             Executive officers must remain employed by the Company through the vesting date for each portion of the grant to vest.

•             The awards are structured to have a strong retention value and align executives’ interests to stockholders’ interests over a longer term.

•             RSUs provide a long-term incentive to balance shorter-term incentives provided by cash awards and base salaries.

•             Vesting of RSUs may be affected by a change of control, as discussed below under “Executive Compensation Tables - Potential Payments upon Termination or Change in Control.”

Named Executive Officer	FMV 2019 RSU Grant	2019 RSU Shares Granted	Considerations for 2019 Determination
Kenneth D. Tuchman	$0	0 Shares	Under Mr. Tuchman’s employment agreement, he does not participate in this program.
Martin F. DeGhetto	$0	0 Shares	Mr. DeGhetto was not awarded an annual equity grant in 2019 as financial targets established by the Compensation Committee for performance year 2018 were not achieved.
Judi A. Hand	$0	0 Shares	Ms. Hand was not awarded an annual equity grant in 2019 as financial targets established by the Compensation Committee for performance year 2018 were not achieved.
Jonathan B. Lerner	$1,000,011	26,323 Shares	Mr. Lerner received a new hire grant.
Regina M. Paolillo	$0	0 Shares	Ms. Paolillo was not awarded an annual equity grant in 2019 as financial targets established by the Compensation Committee for performance year 2018 were not achieved.
Steven C. Pollema	$199,979	4,337 Shares	Mr. Pollema’s annual equity grant made in 2019 is based on contribution and execution of established goals for performance year 2018.

Annual RSU grants for 2020 related to performance year 2019 for both Company and personal performance, have not yet been determined for the Named Executive Officers.

2019 Long-Term Incentive Plan

In 2019, we restructured our equity compensation program for our Executive Officers. We introduced a long-term equity incentive opportunity based on the Company’s performance over a three-year period and reduced the previously available incentive opportunity that was based on annual performance metrics and vested over time. By emphasizing long-term growth objectives for Executive Officers’ compensation purposes, we continue to align their interests with the interests of our stockholders. The transition from the annual performance-based to multi-year performance-based equity incentive program will be fully implemented 2019 thru 2021.

Based on advice received from its compensation consultant, the Compensation Committee adopted a three-year long-term incentive program (the “LTIP”). Grants made under this LTIP program in 2019 and 2020 were designed to be transitional with shorter measurement periods; while the grants anticipated starting in 2021 will be based on the entire three-year measurement period. Because of the transitional nature of 2019 and 2020 programs, eligible senior executives will have a catch-up opportunity, if the Company’s performance in an individual measurement period is below an agreed threshold but meets or exceeds the threshold amount for the final measurement period.

The LTIP program provides select senior executives with an incentive opportunity in addition to TTEC’s regular annual equity grant; provided, however, that starting in 2019, the annual equity grant opportunity for each senior executive who participates in LTIP was reduced by 50% and supplemented with the LTIP target equal to the same amount, but with over performance opportunity of up to 200%.

The 2019 LTIP was designed to provide equity awards to select senior executives for achieving post-bonus Operating Income targets for three measurement periods — fiscal years 2019, 2020 and 2021, with one-third of the total award opportunity aligned to each measurement period. Each senior executive who is eligible to participate in the 2019 LTIP was provided the opportunity to receive an equity award valued from 0% to 200% of the respective award target, depending on the post-bonus Operating Income performance of the Company during each of the three measurement periods. If earned, the equity awards are structured to be issued in March of the year following the measurement period year, with vesting at the time of the grant.

The performance criteria for the 2019 LTIP is aligned with an average 10% annual growth rate in the Company’s post-bonus Operating Income over the combined 2019-2021 period.

Post-Bonus Operating Income Targets (amounts in millions)
2019	2020	2021	Award Opportunity
$117.5	$122.5	$127.5	Threshold — 50%
$120.5	$125.0	$130.0	Target — 100%
$123.0	$128.0	$133.0	Above Target — 150%
$126.0	$134.0	$141.2	Max Target — 200%

With respect to the 2019 measurement period, senior executives earned 200% of their targets. In determining the Company’s performance metrics for 2019 LTIP funding determination, the Compensation Committee adjusted the Company’s 2019 post-bonus Operating income for foreign exchange fluctuations (the variance between foreign exchange rate estimates used to set 2019 performance targets and the actual 2019 foreign exchange rates), expenses related to acquisitions incurred in 2019, and expenses related a certain secondary offering of TTEC securities by its controlling shareholder. The Compensation Committee determined that such adjustments were appropriate because these events were outside of direct control of the Company and the management team and could not have been reasonably anticipated by them.

Based on the Company’s 2019 adjusted post-bonus Operating Income and the terms of 2019 LTIP, the Compensation Committee approved $1,108,333 million in funding to our Named Executive Officers.

The 2019 post-bonus Operating Income results measured against the targets set for the 2019 measurement period were as follows:

Performance-Based Cash Incentive Funding Metrics	2019 Target	2019 Performance	Adjusted 2019 Performance	Total Performance-Based Cash Award Funding for 2019 Performance
Post-Bonus Operating Income	$120.5 million	$129.5 million	$139.8 million	$1.4 million

Named Executive Officer	2020 FMV RSU Grant Earned for 2019 Performance Measurement Period One	2020 RSU Grant Earned for 2019 Performance Measurement Period One	Considerations for Determination
Kenneth D. Tuchman	—	—	Mr. Tuchman does not participate in this program.
Martin F. DeGhetto	$333,336	8,176 Shares	The grant issued March 2020 is based on over achievement to pre-established post-bonus Operating Income targets for performance year 2019.
Judi A. Hand	$266,677	6,541 Shares	The grant issued March 2020 is based on over achievement to pre-established post-bonus Operating Income targets for performance year 2019
Regina M. Paolillo	$333,336	8,176 Shares	The grant issued March 2020 is based on over achievement to pre-established post-bonus Operating Income targets for performance year 2019.
Jonathan B. Lerner (1)	—	—	N/A
Steven C. Pollema	$174,985	4,292 Shares	The grant issued March 2020 is based on over achievement to pre-established post-bonus Operating Income targets for performance year 2019.

(1)         Due to Mr. Lerner’s hire date of December 9, 2019, he was not eligible to participate in the 2019 long-term incentive plan.

2020 Long-Term Incentive Plan

In February of 2020, the Compensation Committee approved performance targets for 2020 LTIP award as follows: Revenue and post-bonus Operating Income with each performance target weighted 50%. The 2020 LTIP includes two measurement periods — fiscal years 2021 and 2022, with one-half of the total award opportunity aligned to each measurement period. Each senior executive eligible to participate in 2020 LTIP may earn between 0% to 200% of the award target, based on the Revenue and post-bonus Operating Income performance of the Company during each measurement period. The performance criteria for the 2020 LTIP is aligned with an average 10% annual growth rate in the Company’s Revenue, with Operating Income expanding at a premium over the Revenue growth rate, at a 13.5% annual growth rate in Operating Income, over the combined 2020-2022 period.

Revenue Targets (amounts in millions)		Post-Bonus Operating Income Targets (amounts in millions)
2021	2022	2021	2022	Award Opportunity
$1,829.5	$1,930.1	$147.9	$158.3	Threshold — 50%
$1,864.3	$1,985.5	$152.1	$165.0	Target — 100%
$1,917.2	$2,070.6	$157.8	$174.3	Above Target — 150%
$1,988.9	$2,187.8	$166.4	$188.9	Max Target — 200%

Named Executive Officer	Total 2020 FMV Performance Based Equity Grant Opportunity
Kenneth D. Tuchman	$0
Martin F. DeGhetto	$500,000
Judi A. Hand	$400,000
Jonathan Lerner	$375,000
Regina M. Paolillo	$500,000
Steven C. Pollema	$262,500

Employment Agreements

As a matter of policy, the Company does not enter into employment agreements, except in circumstances when required to do so by law or in special circumstances when management believes that such agreements are necessary to attract an executive or retain an executive in highly competitive market conditions. The Compensation Committee reviews, but is not required to approve, employment agreements with senior executive officers, except our Chief Executive Officer and Chief Financial Officer. The primary terms of our employment arrangement with Named Executive Officers are summarized below.

Tuchman Agreement

•      TTEC entered into an employment agreement with Mr. Tuchman in 2001.

•      Base Salary and Incentives. Pursuant to the terms of the agreement, Mr. Tuchman is entitled to base salary, annual cash, and equity incentives. But beginning in 2012, Mr. Tuchman requested that the Compensation Committee limit his base compensation to $1 and awarded him no annual cash or equity incentives.

•      Benefits. Mr. Tuchman and members of his family are entitled to participate in all TTEC employee benefits at the Company’s expense.

•      Life Insurance. The Company agreed to provide Mr. Tuchman with $4,000,000 term life insurance policy, premiums fully paid by the Company. The policy and its proceeds are owned by Mr. Tuchman and may continue post termination of employment, subject to Mr. Tuchman paying all the premiums.

•      Severance. Subject to customary releases, Mr. Tuchman is entitled to severance in the amount of 24 months of base pay, if he is terminated without cause or terminates his employment for “good reason”.

•      Change in Control Provisions. The employment agreement includes change in control provisions that result in accelerated vesting of all unvested equity awarded to Mr. Tuchman, subject to certain conditions that have been superseded by change in control provisions of specific equity grant documents (see, “Executive Compensation Tables — Potential Payments upon Termination or Change in Control” section of the Proxy Statement).

•      Non-Disparagement. The agreement provides that on separation of affiliation, whatever the reason, TTEC will refrain from any comments regarding Mr. Tuchman and his affiliation with TTEC. A breach of this provision provides for a $200,000 liquidated damages payment. Mr. Tuchman is similarly precluded from making disparaging comments about the Company.

Paolillo Agreement

•      TTEC entered into an amended and restated employment agreement with Ms. Paolillo in 2018, to replace her prior 2011 employment arrangement.

•      Base Salary. Pursuant to the terms of the agreement, Ms. Paolillo is entitled to receive base salary of $425,000 amended from time to time at the Company’s discretion.

•      Annual Cash Incentives. Ms. Paolillo is eligible to participate in the Company’s annual variable incentive plan up to 100 percent of Base Salary. The opportunity is tied to the annual targets and goals of the business as set by the CEO and the Company’s Board of Directors. Ms. Paolillo’s annual award, if any, will be based on a combination of metrics tied to the overall results of the business and her individual performance.

•      Equity Grants. Eligible to participate in the Company’s annual equity grant with an opportunity of up to $1,000,000 (“Equity Grant Opportunity”). The actual amount of the annual equity grant to be awarded is discretionary and not guaranteed, and is based on TTEC’s performance overall, the performance of TTEC”s enterprise services organization for which Ms. Paolillo is responsible, and her individual performance against targets set by the Company’s Board of Directors annually. The Board of Directors has discretion to modify the structure of this equity grant opportunity provided that the overall benefit is not materially impacted. In 2019, the Compensation Committee of the Board restructured this equity grant opportunity into two separate opportunities each with a target award equal to 50% of the Equity Grant Opportunity. The original equity opportunity, now of up to $500,000 remained unchanged, while the new long-term equity incentive opportunity of 0% to 200% of the remaining $500,000 is based on a three-year performance target.

•      Benefits. Ms. Paolillo is entitled to participate in all customary benefits; provided however that the Company will pay premiums for her $4,000,000 life insurance policy for the duration of employment with the Company.

•      Severance. Subject to customary releases, Ms. Paolillo is entitled to severance in the amount of eighteen (18) months of Base Salary and twelve (12) months benefits continuation, if she is terminated without cause.

•      Change in Control Provision. The agreement provides for change in control benefit equal to 2.5x of her Base Salary, twelve (12) months of continuation of benefits, provided the executive is terminated without cause during three (3) months prior to and twenty-four (24) months following such change in control event and acceleration of vesting for all equity grants held at the time of such termination.

DeGhetto Agreement

•      TTEC entered into an amended and restated employment agreement with Mr. DeGhetto in 2018, to replace his prior 2016 employment arrangement.

•      Base Salary. Mr. DeGhetto is entitled to receive a base salary of $425,000 amended from time to time at the Company’s discretion.

•      Annual Cash Incentives. Mr. DeGhetto is eligible to participate in the Company’s annual variable incentive plan with an opportunity of up to $425,000. The opportunity is tied to the annual targets and goals of the business as set by the CEO and the Company’s Board of Directors. Mr. DeGhetto’s annual award, if any, will be based on a combination of metrics tied to the overall results of the business, the results of operations for business segments he oversees, and his individual performance.

•      Equity Grants. Eligible to participate in the Company’s annual equity grant with an opportunity of up to $1,000,000. The actual amount of the annual equity grant to be awarded is discretionary and not guaranteed, and is based on TTEC’s performance overall, the performance of the business unit for which Mr. DeGhetto is responsible, and his individual performance against targets set by the Company’s Board of Directors annually. The Board of Directors has discretion to modify the structure of this equity grant opportunity provided that the overall benefit is not materially impacted. In 2019, the Compensation Committee of the Board restructured this equity grant opportunity into two separate opportunities each with a target award equal to 50% of the Equity Grant Opportunity. The original equity opportunity, now of up to $500,000 remained unchanged, while the new long-term equity incentive opportunity of 0% to 200% of the remaining $500,000 is based on a three-year performance target.

•      Benefits. Mr. DeGhetto is entitled to participate in all customary benefits. In addition, Mr. DeGhetto is also eligible to participate in the Company’s annual executive physical program and the Company will pay premiums on his $4,000,000 life insurance policy.

•      Severance. Subject to customary releases, Mr. DeGhetto is entitled to severance in the amount of eighteen (18) months of Base Salary and twelve (12) months benefit continuation, if he is terminated without cause.

•      Change in Control Provision. The agreement provides for change in control benefit equal to 2.5x of his Base Salary, twelve (12) months of continuation of benefits, provided the executive is terminated without cause during three (3) months prior to and twenty-four (24) months following such change in control event and acceleration of vesting for all equity grants held at the time of such termination.

Hand Agreement

•      TTEC entered into an amended and restated employment agreement with Ms. Hand in 2018, to replace her prior employment arrangement from 2016.

•      Base Salary. Ms. Hand is entitled to receive a base salary of $400,000 amended from time to time at the Company’s discretion.

•      Annual Cash Incentives. Ms. Hand is eligible to participate in the Company’s annual variable incentive plan with an opportunity up to $400,000. The opportunity is tied to the annual targets and goals of the business as set by the CEO and the Company’s Board of Directors. Ms. Hand’s annual award, if any, will be based on a combination of metrics tied to the overall results of the business, sales performance, and her individual performance.

•      Equity Grants. Ms. Hand is eligible to participate in the Company’s annual equity grant with an opportunity of up to $800,000. The actual amount of the annual equity grant to be awarded is discretionary and not guaranteed, and is based on TTEC’s performance overall, the performance of the business function for which Ms. Hand is responsible, and Ms. Hand’s individual performance against targets set by the Company’s Board of Directors annually. The Board of Directors has discretion to modify the structure of this equity grant opportunity provided that the overall benefit is not materially impacted. In 2019, the Compensation Committee of the Board restructured this equity grant opportunity into two separate opportunities each with a target award equal to 50% of the Equity Grant Opportunity. The original equity opportunity, now of up to $400,000 remained unchanged, while the new long-term equity incentive opportunity of 0% to 200% of the remaining $400,000 is based on a three-year performance target.

•      Benefits. Ms. Hand is entitled to participate in all customary benefits. In addition, Ms. Hand is also eligible to participate in the Company’s annual executive physical program and the Company will pay premiums on her $4,000,000 life insurance policy.

•      Severance. Subject to customary releases, Ms. Hand is entitled to severance in the amount of eighteen (18) months of Base Salary and twelve (12) months benefit continuation, if she is terminated without cause.

•      Change in Control Provision. The agreement provides for change in control benefit equal to 2.5x of her Base Salary, twelve (12) months of continuation of benefits, provided the executive is terminated without cause during three (3) months prior to and twenty-four (24) months following such change in control event and acceleration of vesting for all equity grants held at the time of such termination.

Lerner Agreement

•      TTEC entered into an employment agreement with Mr. Lerner in 2019 at the time he joined the Company.

•      New Hire Incentive. In December 2019, as part of his new hire package, the Company granted to Mr. Lerner $1,000,000 in RSUs, as a sign-on incentive. These RSUs vest over five-year period, with the first tranche of 40% vesting on the 2nd anniversary of the hire date, and the other three tranches vesting annually thereafter at 20% of the original grant. Mr. Lerner also received a cash sign-on bonus in the amount of $50,000.

•      Base Salary. Mr. Lerner is entitled to receive a base salary of $400,000 amended from time to time at the Company’s discretion.

•      Annual Cash Incentives. Mr. Lerner is eligible to participate in the Company’s annual variable incentive plan with an opportunity up to $400,000. The opportunity is tied to the annual targets and goals of the business as set by the CEO and the Company’s Board of Directors. Mr. Lerner’s annual award, if any, will be based on a combination of metrics tied to the overall results of the business, the operations performance of the segment for which his responsible, and his individual performance.

•      Equity Grants. Mr. Lerner is eligible to participate in the Company’s annual equity grant with an opportunity of up to $750,000. The actual amount of the annual equity grant to be awarded is discretionary and not guaranteed, and is based on TTEC’s performance overall, the performance of the business unit for which Mr. Lerner is responsible, and his individual performance against targets set by the Company’s Board of Directors annually. The Board of Directors has discretion to modify the structure of this equity grant opportunity provided that the overall benefit is not materially impacted. In 2019, the Compensation Committee of the Board restructured this equity grant opportunity into two separate opportunities each with a target award equal to 50% of the Equity Grant Opportunity. The original equity opportunity, now of up to $375,000 remained unchanged, while the new long-term equity incentive opportunity of 0% to 200% of the remaining $375,000 is based on a three-year performance target.

•      Benefits. Mr. Lerner is entitled to participate in all customary benefits, including miscellaneous benefits applicable to the Company’s management employees.

•      Severance. Subject to customary releases, Mr. Lerner is entitled to severance in the amount of eighteen (18) months of Base Salary and twelve (12) months benefit continuation, if he is terminated without cause.

•      Change in Control Provision. The agreement provides for change in control benefit equal to 1.5x of his Base Salary, twelve (12) months of continuation of benefits, provided the executive is terminated without cause during three (3) months prior to and fifteen (15) months following such change in control event and acceleration of vesting for all equity grants held at the time of such termination.

Pollema Agreement

•      TTEC entered into an amended and restated employment agreement with Mr. Pollema in 2019, to replace his prior employment arrangement.

•      Base Salary. Mr. Pollema is entitled to receive a base salary of $350,000 amended from time to time at the Company’s discretion.

•      Annual Cash Incentives. Mr. Pollema is eligible to participate in the Company’s annual variable incentive plan with an opportunity up to $350,000. The opportunity is tied to the annual targets and goals of the business as set by the CEO and the Company’s Board of Directors. Mr. Pollema’s annual award, if any, will be based on a combination of metrics tied to the overall results of the business, the operations performance of the segment for which his responsible, and his individual performance.

•      Equity Grants. Mr. Pollema is eligible to participate in the Company’s annual equity grant with an opportunity up to $525,000. The actual amount of the annual equity grant to be awarded is discretionary and not guaranteed, and is based on TTEC’s performance overall, the performance of the business unit for which Mr. Pollema is responsible, and his individual performance against targets set by the Company’s Board of Directors annually. In 2019, the Compensation Committee of the Board restructured this equity grant opportunity into two separate opportunities each with a target award equal to 50% of the Equity Grant Opportunity. The original equity opportunity, now of up to $262,500 remained unchanged, while the new long-term equity incentive opportunity of 0% to 200% of the remaining $262,500 is based on a three-year performance target.

•      Benefits. Mr. Pollema is entitled to participate in all customary benefits, including miscellaneous benefits applicable to the Company’s management employees.

•      Severance. Subject to customary releases, Mr. Pollema is entitled to severance in the amount of fifteen (15) months of Base Salary and twelve (12) months benefits continuation, if he is terminated without cause.

•      Change in Control Provision. The agreement provides for change in control benefit equal to 1.5x of his Base Salary, twelve (12) months of continuation of benefits, provided the executive is terminated without cause during three (3) months prior to and fifteen (15) months following such change in control event and acceleration of vesting for all equity grants held at the time of such termination.

Provisions in our Named Executive Officers’ employment agreements relating to severance, termination and change in control are discussed in greater detail in the section below entitled “Executive Compensation Tables - Potential Payments Upon Termination or Change in Control.”

COMPENSATION RISK ASSESSMENT

As discussed above under the heading “Board Risk Oversight” we conduct an annual assessment of our compensation policies and practices for all employees. We review and discuss the results of this assessment with the Compensation Committee. Based upon this assessment, review, and discussion, we believe that our compensation policies and practices do not create unreasonable risk to the business.

TAX CONSIDERATIONS

Section 409A of the Code imposes additional income taxes on executive officers for certain types of deferred compensation that do not comply with Section 409A of the Code. In 2008, we revised several of our compensation plans and agreements with technical changes designed to cause any nonqualified deferred compensation payable under such plans and agreements to comply with, or be exempt from, Section 409A. We did so because we provide certain executives, including our Named Executive Officers, with the opportunity to contribute up to 75 percent of their salaries or cash incentives to a deferred compensation plan. We do not provide deferred compensation to the Named Executive Officers in excess of their individual contributions.

ACCOUNTING CONSIDERATIONS

The Compensation Committee also considers the accounting and cash flow implications of our executive compensation program. In our financial statements, we record salaries and cash incentives as expenses in the amount paid, or to be paid, to the Named Executive Officers. Accounting rules also require us to record equity awards as an expense in our financial statements even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with the guidance in FASB ASC Topic 718. The Compensation Committee believes, however, that the advantages of equity compensation programs, as discussed above, outweigh the non-cash compensation expense associated with them.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table Paid in 2019

The following table sets forth the compensation for the services in all capacities to us and our subsidiary companies paid for the years ended December 31, 2019, 2018, and 2017 to our Named Executive Officers:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Kenneth D. Tuchman (Chief Executive Officer)	2019	1	—	—	—	—	534,289	90,779	625,069
	2018	1	—	—	—	—	—	70,330	70,331
	2017	1	—	—	—	—	364,217	76,857	441,075
Martin F. DeGhetto (Executive Vice President, Customer Growth, and Customer Management Services)	2019	425,000	—	—	—	258,806	9,573	35,865	729,244
	2018	416,346	—	669,551	—	198,836	—	33,856	1,318,589
	2017	400,000	—	999,992	—	170,000	3,709	43,211	1,616,912
Judi A. Hand (Executive Vice President, Chief Revenue Officer)	2019	400,000	—	—	—	245,230	—	26,323	671,553
	2018	400,000	—	666,738	—	220,358	—	31,878	1,318,974
	2017	400,000	—	999,992	—	155,000	—	27,817	1,582,809
Jonathan B. Lerner (President, TTEC Digital)	2019	15,385	—	1,000,011	—	—	—	—	1,015,396
	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
Regina M. Paolillo (Executive Vice President, Chief Administrative and Financial Officer)	2019	425,000	—	—	—	258,806	1,190,754	17,086	1,891,646
	2018	416,346	400,000	686,783	—	242,042	—	15,810	1,760,981
	2017	400,000	—	999,992	—	170,000	607,731	15,456	2,193,179
Steven C. Pollema (Executive Vice President, Chief Operating Officer TTEC Digital)	2019	348,423	—	199,979	—	301,436	103,074	8,082	960,994
	2018	309,000	—	417,535	—	174,180	—	7,496	908,211
	2017	304,154	—	749,994	—	120,000	42,118	8,874	1,225,140

(1)    Amounts are discretionary cash bonus payments and sign-on bonus payments outside of the discretionary performance-based cash incentive awards that are not subject to pre-established and communicated performance measures.

(2)    Amounts were calculated pursuant the guidance in FASB ASC Topic 718. We calculate the fair value for RSUs based on the closing price of our common stock on the date of grant multiplied by the number of shares granted and assume with regard to performance vesting RSUs, if any, achievement of the maximum performance targets.

(3)    The amounts summarized include payments made for 2019 discretionary performance-based cash incentive awards paid in 2019 but does not include payments made in 2020 with respect to this the 2019 discretionary performance-based cash incentive award nor under the 2019 long term incentive plan.

The semi-annual discretionary performance-based cash incentive payments awarded were based upon the Compensation Committee’s subjective assessment of each Named Executive Officer’s performance under pre-established and communicated performance measures (specifically, the success factors described above in the section entitled “Compensation Discussion and Analysis” under the headings “Executive Leadership Team Compensation Approach and Structure” and “2019 Performance-Based Cash Incentive Award — Strategic Priorities and Performance Objectives”). The payments paid in calendar year 2019 were made the first quarter of 2019 based on 2018’s full-year performance (specifically described in the section entitled “2019 Performance-Based Cash Incentive Award” under “Cash Incentives Paid in 2018 and 2019 With Respect to 2018 Performance” and the third quarter of 2019 based on 2019’s mid-year performance (specifically described in the section entitled “2019 Performance-Based Cash Incentive Award” under the “Cash Incentives Paid in 2019 and 2020 With Respect to 2019 Performance”).

(4)    Amounts are summarized below in the section entitled “Nonqualified Deferred Compensation Table.” Pursuant to Instruction 3 to Item 402(c)(viii) of Regulation S-K, negative amounts are disclosed in the Nonqualified Deferred Compensation table are excluded from the Summary Compensation Table. Under the deferred compensation plan, the company does not match employee contributions. The amounts summarized represent performance on employee’s invested funds.

(5)  Amounts are summarized below under the heading “All Other Compensation Table.”

The Summary Compensation Table should be read in conjunction with additional tables and narrative descriptions that follow. The Grants of Plan-Based Awards table, and the accompanying description of the material terms of the RSU awards granted in 2019, provides information regarding the long-term equity incentives awarded to Named Executive Officers in 2019. The Outstanding Equity Awards at Year-End and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)		Aggregate Earnings or Losses in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
Kenneth D. Tuchman	—	—		534,289	—	2,961,051
Martin F. DeGhetto	3,956	—		9,573	—	48,171
Judi A. Hand	—	—		—	—	—
Jonathan B. Lerner	—	—		—	—	—
Regina M. Paolillo	5,022	—		1,190,754	—	5,126,710
Steven C. Pollema	197,482	308	(5)	103,074	—	523,017

(1)         Amounts set forth in this column are included in “Salary,” “Bonus” and/or “Non-Equity Incentive Plan” compensation columns of the Summary Compensation Table above for the Named Executive Officers.

(2)         Amount reflected is a contribution made on behalf of the Company due to a refund associated with the employer match that was forfeited in the 401(k).

(3)         Amounts set forth in this column are included in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column but are not included in the Summary Compensation Table above for the Named Executive Officers.

(4)         Amounts set forth in this column were reported as compensation to the Named Executive Officers in the Summary Compensation Table for 2019 and previous years.

(5)         The contribution made by TTEC to Mr. Pollema’s nonqualified deferred compensation represents a 401k match for plan year 2018 deposited in 2019.

All Other Compensation Table

The following table describes the perquisites and other compensation received by the Named Executive Officers during 2019:

Perquisite	Mr. Tuchman	Mr. DeGhetto	Ms. Hand	Mr. Lerner	Ms. Paolillo	Mr. Pollema
Use of Aircraft	32,716	—	—	—	—	—
Automobile	33,952	—	—	—	—	—
Executive Health/Dental/Vision Premiums	22,923	27,018	19,549	—	7,498	—
Group Term/Executive Life Premiums	1,188	1,188	774	—	1,188	1,188
Deferred Death Benefit	—	—	—	—	—	—
401(k) Plan Matching Contributions	—	7,659	6,000	—	8,400	6,894
Total	90,779	35,865	26,323	—	17,086	8,082

Grants of Plan-Based Awards

Each of the Non-Equity Incentive Plan Awards reported in this “Grants of Plan-Based Awards” table refers to discretionary performance-based cash incentive award payments. The material terms of these incentive awards are described in the section entitled “Compensation Discussion and Analysis.” The following table sets forth information about the discretionary performance-based cash incentive awards or discretionary cash bonuses for the Named Executive Officers in 2019, the equity award opportunity under the 2019 long-term compensation plan and the RSU stock awards to each Named Executive Officer during 2019:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	All Other Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Shares of Stock Or Units (#) (2)	Underlying Options (#)	of Option Awards ($/Sh)	and Option Awards ($) (3)
Kenneth D. Tuchman	—	—	—	—	—	—	—	—	—	—	—
Martin F. DeGhetto	—	—	425,000	—	—	—	—	—	—	—	—
	—	250,000	500,000	1,000,000	—	—	—	—	—	—	—
Judi A. Hand	—	—	400,000	—	—	—	—	—	—	—	—
	—	200,000	400,000	800,000	—	—	—	—	—	—	—
Jonathan B. Lerner	12/12/2019	—	—	—	—	—	—	26,323	—	37.99	1,000,011
Regina M. Paolillo	—	—	425,000	—	—	—	—	—	—	—	—
	—	250,000	500,000	1,000,000	—	—	—	—	—	—	—
Steven C. Pollema	07/01/2019	—	350,000	—	—	—	—	4,337	—	46.11	199,979
	—	131,250	262,500	525,000	—	—	—	—	—	—	—

(1)              Amounts summarized in this column reflect the target bonus opportunity under our 2019 performance-based cash award plan and the threshold, target and maximum award opportunity under our 2019 long-term incentive plan.

Under the 2019 performance-based cash incentive plan, for financial performance above target, the Compensation Committee has the discretion to adjust the award amount to reflect financial overperformance.

Under the long-term incentive plan approved by the Compensation Committee in 2019, senior executives have an opportunity to earn an award between 0% to 200% that is settled in equity based on the level of achievement to pre-established performance targets.

Mr. Tuchman has elected not to participate in prior year discretionary performance-based cash incentive awards and he again elected not to receive such awards in 2019. However, on December 31, 2019, Mr. Tuchman was still eligible to receive payments for such awards.

Due to Mr. Lerner’s hire date of December 9, 2019, he was not eligible to participate in the 2019 performance-based cash incentive plan nor the long-term incentive plan.

(2)              Amounts set forth in this column represent the number of shares underlying time-in-service-based RSU awards.

(3)              Amounts set forth in this column represent the grant date fair value as determined pursuant to the guidance in FASB ASC Topic 718. We calculate the fair value for RSUs based on the closing price of our common stock on the date of grant multiplied by the number of shares granted.

Outstanding Equity Awards at Year-End

The following table presents information regarding the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2019, including the vesting dates for the portions of these awards that had not vested as of that date. All equity awards listed below were issued from our Equity Incentive Plans.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (#)
Kenneth D. Tuchman	—	—	—	—	—	—		—	—	—
Martin F. DeGhetto	07/21/2016	—	—	—	—	8,698	[2]	344,615	—	—
	03/29/2017	—	—	—	—	17,182	[3]	680,751	—	—
	06/15/2018	—	—	—	—	12,739	[4]	504,719	—	—
Judi A. Hand	07/21/2016	—	—	—	—	8,698	[2]	344,615	—	—
	03/29/2017	—	—	—	—	17,182	[3]	680,751	—	—
	06/15/2018	—	—	—	—	12,791	[4]	506,779	—	—
Jonathan B. Lerner	12/12/2019	—	—	—	—	26,323	[5]	1,042,917	—	—
Regina M. Paolillo	03/29/2017	—	—	—	—	17,182	[3]	680,751	—	—
	06/15/2018	—	—	—	—	13,089	[4]	518,586	—	—
Steven C. Pollema	07/01/2016	—	—	—	—	2,863	[2]	113,432	—	—
	03/29/2017	—	—	—	—	12,887	[3]	510,583	—	—
	06/15/2018	—	—	—	—	8,130	[4]	322,111	—	—
	07/01/2019	—	—	—	—	4,337	[6]	171,832	—	—

(1)    The dollar amounts are determined by multiplying (i) the number of shares or units reported by (ii) $39.62 (the closing price of our common stock on December 31, 2019, the last trading day of 2019).

(2)    The unvested portion of this time-in-service-based RSU award is scheduled to vest on July 1, 2020, subject to continued employment.

(3)    The unvested portion of this time-in-service-based RSU award vests in two equal installments beginning on March 29, 2020 and on each anniversary thereafter, subject to continued employment.

(4)    The unvested portion of this time-in-service-based RSU award vests in three equal installments beginning on June 15, 2020 and on each anniversary thereafter, subject to continued employment.

(5)    The unvested portion of this time-in-service-based RSU award vests in four installments beginning with 40 percent vesting on December 9, 2021 and three equal installments vesting on each anniversary thereafter, subject to continued employment.

(6)    The unvested portion of this time-in-service-based RSU award in four equal installments beginning on July 1, 2020 and on each anniversary thereafter, subject to continued employment.

Option Exercises and Stock Vested

The following table presents information regarding the exercise of stock options by Named Executive Officers during 2019, and on the vesting of RSUs held by Named Executive Officers during 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Kenneth D. Tuchman	—	—	—	—
Martin F. DeGhetto	—	—	28,460	1,219,302
Judi A. Hand	—	—	28,477	1,220,053
Jonathan B. Lerner	—	—	—	—
Regina M. Paolillo	—	—	34,878	1,362,912
Steven C. Pollema	—	—	14,786	612,950

(1)         The dollar amounts reflected above for value realized on stock awards’ vesting are determined by multiplying (i) the number of shares of common stock issued as a result of RSU vesting by (ii) the per-share price of our common stock as of market close on the date of vesting.

Potential Payments Upon Termination or Change in Control

The stock option and RSU agreements that the Named Executive Officers entered into prior and during 2018 have provisions for accelerated vesting, if there is a change in control of TTEC. For agreements entered into after 2018, accelerated vesting occurs only if Named Executives’ employment with the company is terminated without cause during three (3) months prior to a change in control event and from fifteen (15) to twenty-four (24) months after such change in control event, depending on the executive.

Named Executive Officers are also entitled to certain severance and continuation of benefits, if they are terminated without cause during the above stated change in control termination window. The amount of severance varies among Named Executive Officers and is disclosed as part of Employment Agreement disclosures in this Proxy statement.

Change in Control Defined

A “change in control” is defined as the occurrence of any one of the following events:

•                  Business Combination. Any consolidation, merger, or other similar transaction (a) involving TTEC, if TTEC is not the continuing or surviving corporation, or (b) which contemplates that all or substantially all of the business and/or assets of TTEC will be controlled by another corporation;

•                  Sale of Substantially All Assets. Any sale, lease, exchange or transfer (in one transaction or several related transactions) of all or substantially all of the assets of TTEC (a “disposition”); provided, however, that the foregoing shall not apply to any disposition to a corporation with respect to which, following such disposition, more than 51 percent of the combined voting power of the then outstanding voting securities of such corporation is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of at least 51 percent of the then outstanding common stock and/or other voting securities of TTEC immediately prior to such disposition, in substantially the same proportion as their ownership immediately prior to such disposition;

•                  Liquidation. Approval by the stockholders of TTEC of any plan or proposal for the liquidation or dissolution of TTEC, unless such plan or proposal is abandoned within 60 days following such approval;

•                  Acquisition of 51% Interest. Acquisition by any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), or two or more persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 51 percent or more of the outstanding shares of voting stock of TTEC; provided, however, that for purposes of the foregoing, “person” excludes Kenneth D. Tuchman and his affiliates; provided further, that the foregoing shall exclude any such acquisition (a) by any person made directly from TTEC, (b) made by TTEC or any subsidiary, or (c) made by an employee benefit plan (or related trust) sponsored or maintained by TTEC or any subsidiary; or

•                  Control of the Board. If, during any period of 15 consecutive calendar months commencing at any time on or after the RSU or option grant date, those individuals (the “continuing directors”) who either (a) were directors of TTEC on the first day of each such 15-month period, or (b) subsequently became directors of TTEC and whose actual election or initial nomination for election subsequent to that date was approved by a majority of the continuing directors then on TTEC’s Board of Directors, cease to constitute a majority of the Board of Directors of TTEC.

As of May 1, 2018, employment agreements with the Named Executive Officers and certain other senior executives were updated to allow for certain rights in the event of a termination without cause in connection with a change in control event.

The following table lists the Named Executive Officers and the estimated amounts they would have become entitled to on December 31, 2019: (a) upon termination without cause or resignation for good cause; (b) upon termination for cause or voluntary resignation; (c) upon death; (d) upon disability; and (e) upon a change in control occurring on such date:

Change in Control Table

Name		Termination Without Cause or Resignation for Good Cause ($)		Termination for Cause or Voluntary Resignation ($)	Death ($)		Disability ($) (1)	Termination in Connection with Change in Control ($)
Kenneth D. Tuchman	Cash	2		—	—		3,000	2
	Equity Acceleration (2)	—		—	—		—	—
	Continued Benefits (3)	135,809		—	—		—	135,809
	Accidental Death & Dismemberment Insurance (“AD&D”)	—		—	200,000		200,000	—
	Life Insurance	—		—	200,000	(5)	—	—
	Total	135,811		—	400,000		203,000	135,811

Martin F. DeGhetto	Cash	637,500		—	—		34,932	1,062,500
	Equity Acceleration (2)	—		—	—		—	2,030,085
	Continued Benefits (4)	29,101		—	—		—	29,101
	AD&D	302	(4)	—	200,000		200,000	302	(4)
	Life Insurance	11,187	(4)	—	3,649,000	(6)	—	11,187	(4)
	Total	678,090		—	3,849,000		234,932	3,133,375

Judi A. Hand	Cash	600,000		—	—		33,333	1,000,000
	Equity Acceleration (2)	—		—	—		—	1,932,145
	Continued Benefits (4)	21,493		—	—		—	21,493
	AD&D	302	(4)	—	200,000		200,000	302	(4)
	Life Insurance	3,584	(4)	—	4,200,000	(7)	—	3,584	(4)
	Total	625,379		—	4,400,000		233,333	2,957,524

Jonathan B. Lerner	Cash	600,000		—	—		33,333	600,000
	Equity Acceleration (2)	—		—	—		—	1,042,917
	Continued Benefits (4)	—		—	—		—	—
	AD&D	—		—	—		—	—
	Life Insurance	—		—	—		—	—
	Total	600,000		—	—		33,333	1,642,917

Regina M. Paolillo	Cash	637,500		—	—		34,932	1,062,500
	Equity Acceleration (2)	—		—	—		—	1,699,337
	Continued Benefits (4)	9,235		—	—		—	9,235
	AD&D	302	(4)	—	200,000		200,000	302	(4)
	Life Insurance	1,188	(4)	—	200,000	(5)	—	1,188	(4)
	Total	648,225		—	400,000		234,932	2,772,562

Steven C. Pollema	Cash	437,500		—	—		29,035	525,000
	Equity Acceleration (2)	—		—	—		—	1,380,458
	Continued Benefits (4)	23,152		—	—		—	23,152
	AD&D	302	(4)	—	200,000		200,000	302	(4)
	Life Insurance	1,188	(4)	—	200,000	(5)	—	1,188	(4)
	Total	462,142		—	400,000		229,035	1,930,100

(1)          Under the employment agreements of DeGhetto, Hand, Lerner, Paolillo and Pollema, they are eligible to receive their full salary for the first 90 days of disability. The amount reflected represents one-month salary for disability.

(2)          Dollar amounts set forth in this row represent the number of unvested RSUs that would vest upon a termination in connection with a change in control multiplied by $39.62, the closing price of our common stock on December 31, 2019 (the last trading date of 2019) and the target (100%) fair market value for the total 2019 long-term incentive plan that includes three measurement periods.

(3)          Pursuant to his employment agreement, Mr. Tuchman is entitled to receive the value of “continued benefits,” including personal use of the Company aircraft, an automobile allowance, executive health, dental and vision insurance premiums, life insurance premiums, deferred death benefits and 401(k) plan matching contributions, equal to two times the value at time of separation. For purposes of the auto allowance and aircraft, each such benefit will be determined as reported in the summary compensation table of the Company’s proxy statement for the prior year.

(4)          Under the employment agreements of DeGhetto, Hand, Lerner, Paolillo and Pollema, they are eligible to receive twelve months of benefit continuation at the same level of welfare and health benefits in place prior to termination of employment. The dollar amounts set forth represent the cost of benefit coverage in place at December 31, 2019. Based on Mr. Lerner’s hire on December 9, 2019, no dollar amount is reflected as he was not eligible to participate in welfare and health benefits in 2019.

(5)          Includes $200,000 of basic life insurance provided by the Company.

(6)          Includes $200,000 of basic life insurance and a $3,449,000 executive life insurance policy provided by the Company.

(7)          Includes $200,000 of basic life insurance and a $4,000,000 executive life insurance policy provided by the Company.

2019 CEO Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the annual total compensation of our employees, the annual total compensation of our principal executive officer, Chairman and CEO Mr. Kenneth Tuchman, and the ratio of these two amounts.

As the rules allow companies to report the same median employee for a period of up to three years, in preparation for the 2019 CEO Pay ratio disclosure, we reviewed our employee population and determined the median employee previously disclosed was still employed by TTEC. As there has been no substantial change in the employee population or in compensation arrangements which would result in a significant change in the pay ratio disclosure, we elected to report the same median employee.

In determining the CEO pay ratio, we collected payroll data on the previous median employee identified. We utilized 2019 actual cash compensation (base wages + allowances/premiums + variable incentives) for our consistently applied compensation measure because we believe that this measure reasonably reflects the annual compensation. We do not grant equity to a large percentage of our employee population, so using actual cash compensation is representative. Since the earnings of the median employee were outside the U.S., we converted to U.S. dollars using the currency exchange rates used for organizational planning purposes which rely on forecasted rates. The forecasted rates are based on historical rate trends, external market data and other factors. We did not make any cost of living adjustments.

TTEC is a global company, with complex operations worldwide with more than half of its employees located outside of United States, the country in which our headquarters office is located. As of October 1, 2019, TTEC’s workforce consisted of approximately 49,971 full-time, part-time, and temporary/seasonal employees.

We calculated annual total compensation for the median employee identified using the same methodology we use for our Named Executive Officers as set forth in the 2019 Summary Compensation Table included in this Proxy Statement. Based on this calculation, our median employee’s annual total compensation for 2019 was $7,007. Our CEO’s annual total compensation for 2019 was $625,069. As a result, we estimate the ratio of our CEO’s annual total compensation for 2019 to that of our median employee’s annual total compensation for 2019 to be 89 to 1. While our pay ratio was 89 to 1, it is important to note that the annual base salary for our CEO is $1.00. The majority of Mr. Tuchman’s 2019 compensation is related an appreciation in our company deferred compensation plan.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2019, the number of shares of our common stock to be issued upon exercise of outstanding options, RSUs, warrants and rights, the weighted-average exercise price of outstanding options, warrants and rights, and the number of securities available for future issuance under equity-based compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Second Column)
Equity compensation plans approved by security holders	767,629	(1)	—	1,080,929
Equity compensation plans not approved by security holders	—		—	—
Total	767,629	(1)		1,080,929

(1) Reflects 767,629 RSUs issued under our equity incentive plan. The number of shares outstanding reflected above varies by 843 shares as reported in form 10K due to information made available after the filing.

COMPENSATION COMMITTEE REPORT

We evaluate and establish compensation for TTEC executive officers and oversee the equity-based compensation plans, performance-based cash incentive plans, and other management incentives and perquisite programs.

The Committee reviewed and discussed with the Company’s management the entitled “Compensation Discussion and Analysis (“CD&A”) materials presented in this Proxy Statement. Based on this review and discussion, the Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as incorporated by reference from this Proxy Statement.

Compensation Committee

Tracy L. Bahl,	Chair
Gregory A. Conley
Robert N. Frerichs

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1: Election of Directors

We are seeking your support to elect seven Board member candidates who we have nominated for 2020-2021 Board cycle. We believe that these candidates have qualifications and experience appropriate for a public technology, and business process outsourcing company with global operational footprint. The Board believes that the nominees have the experience and perspective to guide the Company as we continue our transformation from a customer care business process outsourcing company to a global integrated customer engagement technology and digital solutions service provider. The candidates also have the experience necessary to support TTEC as we compete in global markets, innovate and adjust to rapidly changing technologies, and client demands. Each member of our Board is elected for a term of one year. Our Board, on the recommendation of the Nominating and Governance Committee, is recommending to stockholders that the following candidates be elected to the Board at the 2020 Annual Meeting. The seven candidates are current TTEC directors and each of the seven director-nominees has confirmed his or her willingness to serve.

Director	Age	Director Since	Independent	Qualifications
Kenneth D. Tuchman	60	1994

•      Business Transformation Experience

•      Capital Markets or M&A Experience

•      Global Experience

•      Industry Experience

•      Operator or CEO Experience

•      Public Company Experience

•      Risk Management Experience

•      Service Industry Experience

•      Social Responsibility

•      Tech, Digital, AI and ML Experience

•      TTEC founder

Steven J. Anenen	67	2016	✓

•      Business Transformation Experience

•      Capital Markets or M&A Experience

•      Global Experience

•      Industry Experience

•      Operator or CEO Experience

•      Public Company Experience

•      Risk Management

•      Service Industry Experience

Tracy L. Bahl	58	2013	✓

•      Business Transformation Experience

•      Capital Markets or M&A Experience

•      Industry Experience

•      Operator or CEO Experience

•      Public Company Audit Experience

•      Public Company Experience

•      Service Industry Experience

Gregory A. Conley	65	2012	✓

•      Business Transformation Experience

•      Capital Markets or M&A Experience

•      Global Experience

•      Industry Experience

•      Operator or CEO Experience

•      Public Company Audit Experience

•      Public Company Experience

•      Service Industry Experience

•      Tech, Digital, AI and ML Experience

Robert N. Frerichs	68	2012	✓

•      Business Transformation Experience

•      Capital Markets or M&A Experience

•      Global Experience

•      Industry Experience

•      Operator or CEO Experience

•      Public Company Audit Experience

•      Public Company Experience

•      Public Sector

•      Risk Management Experience

•      Service Industry Experience

•      Tech, Digital, AI Experience

Marc L. Holtzman	60	2014	✓

•      Business Transformation Experience

•      Capital Markets or M&A Experience

•      Global Experience

•      Industry Experience

•      Operator or CEO Experience

•      Public Company Experience

•      Risk Management Experience

•      Service Industry Experience

•      Social Responsibility

Ekta Singh-Bushell	48	2017	✓

•      Business Transformation Experience

•      Global Experience

•      Public Company Audit Experience

•      Public Company Experience

•      Risk Management Experience

•      Service Industry Experience

•      Social Responsibility

•      Tech, Digital, AI and ML Experience

LIMITS ON DIRECTOR SERVICE ON OTHER COMPANY BOARDS

TTEC has a highly effective and engaged Board, and we believe that our directors’ service on other companies’ boards enable them to contribute valuable knowledge and perspective to TTEC’s Board activities. Nonetheless, the Board is sensitive to the external obligations of its directors and the potential for overboard to compromise their ability to effectively serve the Company. Our Corporate Governance Guidelines limit each director’s service on other boards of public companies to a number that permits them, given their individual circumstances, to responsibly perform all director duties and, in all events, this service may not exceed four other boards. Further, the ability of each director to devote sufficient time and attention to director duties is expressly considered as part of the annual Board evaluation process, which aims to evaluate the effectiveness and engagement of TTEC’s directors.

While the Board considers its directors’ outside directorships during this evaluation process, the Board recognizes that this is one of many outside obligations which could potentially impair a director’s capacity to dedicate sufficient time and focus to their service on the TTEC Board. As such, the Board evaluates many factors when assessing the effectiveness and active involvement of each director. Such other factors include:

•      The director’s attendance at Board and committee meetings.

•      The director’s participation and level of engagement during these meetings.

•      The role played by the director on the Board, as well as on the other boards, including committee membership and chairmanship.

•      The experience and expertise of the director, including both relevant industry experience and service on other public company boards, which enables the director to serve on multiple boards effectively.

We schedule our Board and committee meetings up to a full year in advance to ensure directors’ availability and maximum participation. Directors serve for one-year terms; accordingly, there is an opportunity to evaluate annually each director’s ability to serve.

If any of the nominees become unable or unwilling to serve, shares represented by valid proxies will be voted FOR the election of such other person as our Board may nominate, or the number of directors that constitutes the full Board may be reduced to eliminate the vacancy. Those elected to the TTEC Board at the 2020 Annual Meeting of Stockholders are expected to hold office until the next Annual Meeting when their successors are duly elected and qualified.

Nominations of Directors

While our Board and its Nominating and Governance Committee have not set specific minimum qualifications for director qualifications, they believe that it is important that TTEC directors, as a group, have the following attributes:

•        Exceptional business savvy and leadership experience;

•        Highest integrity;

•        Exceptional business judgment proven in prior roles;

•        Public company board or operational experience;

•        Diversity of perspectives;

•        Global/international experience;

•        Industry and technical experience relevant to TTEC’s business and aligned with its growth strategy;

•        Financial expertise;

•      Risk management experience;

•      Technology, digital, and artificial intelligence, and machine learning experience;

•        Knowledge of our client verticals;

•        Objective, independent, and pragmatic approach to business decisions;

•        Willingness to devote time and attention to TTEC’s affairs and its stockholders’ interests; and

•        Appreciation of the role of the corporation in society and commitment to sustainable business strategy and social responsibility.

As part of the nomination process, the Nominating and Governance Committee carefully considers strategic objectives of the Company and evaluates them against the Board composition and skill set of each director. The Nominating and Governance Committee considers potential candidates for membership on the Board of Directors throughout the year based on the recommendations brought forward by members of the Board, members of management, professional executive search firms, and stockholders. When evaluating candidates for recommendation to stand for election to the Board, the Nominating and Governance Committee considers each potential nominee’s skills, experience in areas of current significance to the Company, diversity, independence, the Board’s skills and dynamic as a group, and the candidate’s ability to devote adequate time to the Board’s duties. Candidates selected by the Nominating and Governance Committee are recommended to our Board for consideration and the Board recommends the candidates as a nominated slate to stockholders.

The Nominating and Governance Committee will consider stockholder recommendations for Board candidates if the names and qualifications of such candidates are submitted in writing to our Corporate Secretary in accordance with our Amended and Restated Bylaws, applicable rules and regulations of the U.S. Securities and Exchange Commission and NASDAQ Stock Market and the notice provisions for stockholder proposals discussed in the section entitled “Additional Information.” The Nominating and Governance Committee considers properly submitted stockholders’ nominees in the same manner as it evaluates other candidates.

2020 Director Nominees

Kenneth D. Tuchman

Age: 60

Director since 1994

Mr. Tuchman founded TTEC’s predecessor company in 1982 and has served as the Chairman of the Board since 1994. Mr. Tuchman served as TTEC Chief Executive Officer from 1994 until 1999 and resumed the position in 2001. Mr. Tuchman also serves as Chair of the Executive Committee of the Board. Mr. Tuchman is a director of the Tuchman Family Foundation, Wapiti Oil & Gas II, LLC, Aurea Medical, LLC and Denver Center for the Performing Arts.

Mr. Tuchman has more than 35 years of experience in the business process outsourcing industry, driving innovation growth and profitability in all economic cycles. As the founder and the controlling stockholder of TTEC, Mr. Tuchman is an essential member of our Board of Directors.

Steven J. Anenen

Age: 67

Director since 2016

Mr. Anenen serves as a member of the Nominating and Governance and Executive Committees. In 2018, Mr. Anenen joined the board of directors for DealerSocket, an automotive industry focused customer relationship management and digital marketing software company. In 2014, Mr. Anenen led the spin-off of the Automatic Data Processing (NASDAQ: ADP) Dealer Services Group to create CDK Global (NASDAQ: CDK); and served as CEO and a member of its board of directors between 2014 and 2016. Prior to the CDK spin-off, Mr. Anenen spent almost 40 years with ADP, serving as the president of ADP Dealer Services, a leading provider of technology solutions to the automotive industry, between 2004 and 2014; and senior vice president North America Systems between 1998 and 2004. During his tenure with ADP, Mr. Anenen oversaw the global expansion of the business into more than 100 countries, grew the dealer services business to over $2 billion in revenue, and led the transition to digital through the transformational acquisitions.

Mr. Anenen’s extensive experience as a senior executive at a global public technology company and his chief executive, and his automotive industry and technology experience bring relevant and necessary skills, experience, and perspective to our Board.

Tracy L. Bahl

Age: 58

Director since 2013

Mr. Bahl serves as the Chair of the Compensation Committee and as a member of the Nominating and Governance and Executive Committees. Mr. Bahl was previously the President and CEO of OneOncology, a General Atlantic portfolio company that provides administrative, operational, and scientific support to oncology practices throughout the U.S. Between 2013 and 2018, Mr. Bahl served as executive vice president, health plans for CVS Health. From 2007 to 2013, he served as a special advisor to General Atlantic, a leading global growth equity firm. Between 2013 and 2015, Mr. Bahl served as a member of the board of directors of MedExpress, a chain of urgent care service centers throughout the U.S.; and between 2008 and 2011 as the executive chairman for Emdeon, a provider of health information exchange and revenue cycle management solutions. Prior to 2007, Mr. Bahl held various senior executive positions as part of UnitedHealth Group, including between 2004 and 2007 as the chief executive officer of Uniprise, a U.S. $7 billion division of UnitedHealth Group; between 2002 and 2004 as chief marketing officer for UnitedHealth Group; and between 1998 and 2002 as the president of Uniprise Strategic Solutions. Prior to UnitedHealth Group, Mr. Bahl was an executive with CIGNA Healthcare. Mr. Bahl also serves as trustee of the Board of Trustees of Gustavus Adolphus College in St. Peter, MN.

Mr. Bahl’s extensive experience in the healthcare industry, his public company and private equity experience bring relevant and necessary skills, experience, and perspective to our Board.

Gregory A. Conley

Age: 65

Director since 2012

Mr. Conley serves as Chair of the Audit Committee and as a member of the Compensation Committee. In May 2019, Mr. Conley was named as a board member of Travelport, a travel technology company. Between 2018 and mid-2019, Mr. Conley served as a member of the board of HaulHound.com, a trucking logistics company. Between 2012 and 2014, Mr. Conley served as the chief executive officer of Aha! Software, LLC, a privately held predictive analytics and cloud computing company. Between 2009 and 2011, Mr. Conley served as the CEO and a director of Odyssey Group, SA, a European-based technology services and software company, and oversaw the sale of the company to Temenos Group AG, a global provider of banking software systems. Between 2004 and 2005, Mr. Conley was the president, CEO and a director of Verio, Inc., a leading global provider of hosting and network services and a subsidiary of Nippon Telephone & Telegraph. From 2001 to 2003, Mr. Conley was the president, CEO and a director of Tanning Technology Corporation, a NASDAQ listed information technology solutions provider, sold to Platinum Equity in 2003. Prior to 2001, Mr. Conley was a senior executive responsible for e-markets, travel and transportation at International Business Machines (NYSE: IBM) and an attorney at Covington & Burling LLP.

Mr. Conley’s extensive experience as the chief executive officer and director of several technology companies with domestic and international operations, his leadership in technology innovation, and his legal experience bring relevant and necessary skills, experience, and perspective to our Board.

Robert N. Frerichs

Age: 68

Director since 2012

Mr. Frerichs serves as the Chair of the Nominating and Governance Committee and as a member of the Audit and Compensation Committees. Mr. Frerichs is a director of Wedgewood Enterprises Corporation, a privately held investment real estate and management company. Prior to joining our board, Mr. Frerichs spent more than 36 years with Accenture (NYSE: ACN) he held various leadership roles including group chief executive — North America, chief risk officer and chief operating officer of the communication and high tech operating group, chairman of the capital committee, and a member of Accenture board of partners prior to the Company’s initial public offering in 2001; culminating his career as the International Chairman of Accenture, Inc. Mr. Frerichs served as a director of Merkle, Inc., a privately held customer relationship marketing agency from 2012 until it was acquired in 2016. Between 2004 and 2012, Mr. Frerichs served as chairman of the board of Avanade, a joint venture between Accenture and Microsoft. Between 2012 and 2013, Mr. Frerichs was the chairman of the Aricent Group, a global innovation and technology services company, and a director of Cyandia, Inc. an interactive consumer entertainment company. Mr. Frerichs is a Certified Public Accountant.

Mr. Frerichs’ extensive global business experience, his public company and consulting industry experience, and his financial credentials bring relevant and necessary skills, experience, and perspective to our Board.

Marc L. Holtzman

Age: 60

Director since 2014

Mr. Holtzman served on our Audit Committee from 2014 to May 2016. Mr. Holtzman currently serves as chairman of the board of CBZ Holdings Limited, a financial services company in Zimbabwe; chairman of the board of the Bank of Kigali in Rwanda and is a member of the board of FAT Brands Inc. (NASDAQ: FAT). From 2015 to 2017, he served as the CEO and a member of the board of Kazkommertsbank in Kazakhstan. From 2012 to 2015, Mr. Holtzman served as a member of the board of FTI Consulting, Inc. (NYSE: FCN), a global financial and strategic consulting firm, where he was a member of the nominating and governance committee. Mr. Holtzman served as the chairman of Meridian Capital HK, a Hong Kong private equity firm from 2012 until 2014, and as the executive vice chairman of Barclays Capital from 2008 and 2012. Between 2003 and 2005, Mr. Holtzman was president of the University of Denver. He also served in the cabinet of Colorado Governor Bill Owens as Secretary of Technology between 1999 and 2003.

Mr. Holtzman’s extensive international experience along with his financial, investment banking, and public company board experience bring relevant and necessary skills, experience, and perspective to our Board.

Ekta Singh-Bushell

Age: 48

Director since 2017

Ms. Singh-Bushell serves as a member of the Audit Committee and Nominating and Governance Committees. Beginning in May 2019, Ms. Singh-Bushell has been serving as a member of the board for Huron Consulting Group (NASDAQ: HURN), a global consulting company offering services to Healthcare, Higher Education, Life Sciences and Commercial Industries. Beginning in September 2018, Ms. Singh-Bushell has been serving as a member of the board for DBI, Inc. (NYSE: DBI), a leading footwear and accessories manufacturer and retailer, where she is a member of the audit and nominating and corporate governance committees; and as a member of the board for Net 1 UEPS Technologies, Inc. (NASDAQ: UEPS), a leading provider of secure payment technologies and transaction processing services between conventional businesses and those without access to traditional banking channels, where she is a member of the nominating and corporate governance, audit and remuneration committees; and as a member of the board for Datatec Limited (JSE: DTC), an international ICT solutions and services group, where she serves as Lead Independent Director and is a member of the audit risk and compliance and nomination committees. From 2016 to 2017, Ms. Singh-Bushell served as deputy to the first vice president, chief operating officer executive office, at the Federal Reserve Bank of New York. From 2015 to 2016, she was a partner at DecisionGPS LLC, a business analytics start-up; she continues to serve as a strategic board advisor to the company. Prior to 2016, Ms. Singh-Bushell worked at Ernst & Young, serving in various leadership roles including global client services partner between 2005 and 2015, global and Americas IT Effectiveness leader, Northeast advisory people leader, and US innovation & digital strategy leader; and chief Information security officer. Ms. Singh-Bushell is a Certified Public Accountant and holds advanced international certifications in governance, information systems security, audit, and control. From 2004 to 2014, Ms. Singh-Bushell served in various leadership roles including treasurer and audit committee chair for the Asian American Federation.

Ms. Singh-Bushell’s international experience in finance, audit, technology, and cybersecurity bring relevant and necessary skills, experience, and perspective to our Board. In considering Ms. Singh-Bushell’s nomination to the Board for 2020, the Nominating & Governance Committee of the Board considered all of Ms. Singh-Bushell’s board commitments and determined that they, in the aggregate, do not interfere with her commitments to TTEC. Moreover, the Committee determined that the knowledge and experience that Ms. Singh-Bushell attains from these additional commitments provide an important dimension to TTEC Board, especially in the healthcare, financial services, and retail areas which are all relevant to TTEC’s business.

Required Vote

The seven director nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and voting at the Annual Meeting will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Recommendation of the Board

Our Board recommends that you vote “FOR” all of the nominees for election to our Board.

PROPOSAL 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (PwC) served as TTEC’s independent registered public accounting firm in 2019. The Audit Committee of the Board determined that the current audit team, supported by PwC’s partners experienced with TTEC business in key countries where TTEC has material operations, and other PwC subject matter experts, have the appropriate level of professional expertise to oversee the conduct of the TTEC annual independent audit. Although the Audit Committee has the sole authority to appoint the independent auditor, the Audit Committee continues its long-standing practice of recommending that the Board ask the stockholders to ratify the appointment of the independent auditor.

In accordance with its charter, the Audit Committee of our Board has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2020 and recommends to the stockholders that they ratify this appointment. If the appointment is not ratified by our stockholders, the Audit Committee may consider whether it should appoint another independent registered public accounting firm. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, where they will be available to respond to stockholders’ questions.

Fees Paid to Accountants

PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since May of 2007. The following table shows the fees for the audit and other services provided by PricewaterhouseCoopers LLP for the years ended December 31, 2019 and 2018 (amounts in thousands).

	2019	2018
Audit fees	$4,215	$3,581
Audit-related fees	$0	$0
Tax fees	$1	$5
All other fees	$82	$82
Total	$4,298	$3,668

Audit Fees

This category includes the audit of our annual financial statements; review of financial statements included in our quarterly reports on Form 10-Q; the audit of management’s assessment of the effectiveness of our internal controls over financial reporting, as well as the audit of the effectiveness of our internal control over financial reporting included in our 2019 Annual Report on Form 10-K and as required by Section 404 of the Sarbanes-Oxley Act of 2002; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for current and prior years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions, and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees

This category consists of assurance and related services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” Audit-related fees included accounting consultations and other attestation procedures.

Tax Fees

This category consists of professional services rendered by the independent registered public accounting firm, primarily in connection with our tax planning and compliance activities, including the preparation of tax returns in certain overseas jurisdictions and technical tax advice related to the preparation of tax returns.

All Other Fees

This category consists of professional services related to human capital and expatriate services and other nonrecurring miscellaneous services.

The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services is compatible with their independence and determined that it is compatible. All of the services provided by PricewaterhouseCoopers LLP were approved by the Audit Committee pursuant to its policy on pre-approval of audit and permissible non-audit services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

All audit and non-audit services provided by PricewaterhouseCoopers LLP to us must be permissible under Section 10A of the Securities Exchange Act of 1934, as amended, and must be pre-approved in advance by the Audit Committee. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve non-audit service projects with a total cost of up to $200,000 per fiscal year. However, if pre-approval is obtained from the Audit Committee Chair, the service may be performed but must be ratified by the Audit Committee at the next scheduled meeting. In accordance with this policy, the Audit Committee pre-approved all services performed and to be performed by PricewaterhouseCoopers LLP.

Required Vote

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020 requires the affirmative vote of a majority of the votes cast on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of PricewaterhouseCoopers LLP.

Recommendation of the Board and the Audit Committee

Our Board and the Audit Committee recommend that you vote “FOR” Proposal 2.

PROPOSAL 3: Approval of the TTEC 2020 Equity Incentive Plan

We are asking you to approve the TTEC Holdings, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), a new omnibus equity incentive plan that will replace our expired 2010 Equity Incentive Plan (the “2010 Plan”). The 2020 Plan was approved by the Board on February 27, 2020, to be effective upon stockholder approval at the Annual Meeting.

Reasons for Adopting the 2020 Plan

The 2010 Plan expired on March 30, 2020 and, as a result, we currently do not have a shareholder-approved equity incentive plan. The Compensation Committee and the Board believes that TTEC must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors, and consultants, without whom we cannot execute on our business goals or deliver value to our stockholders. The 2020 Plan contains a share reserve of 4,000,000 shares and provides us the ability to grant the full range of equity incentive awards, thereby enabling us to continue to offer a competitive equity incentive program and to adjust that program based on the latest market trends. In the event the stockholders fail to approve the 2020 Plan, we will be unable to continue to grant incentive equity compensation due to the expiration of the 2010 Plan.

Key Features of the 2020 Plan

The key features of the 2020 Plan include the following:

•            A reserve of 4,000,000 shares of our common stock that may be issued pursuant to awards under the 2020 Plan;

•            A term that expires on February 27, 2030;

•            Permitted awards include, but are not limited to, options, stock appreciation rights (sometimes referred to as “SARs”), restricted stock, restricted stock units (sometimes referred to as “RSUs”), performance stock units (sometimes referred to as “PSUs”), and other cash and stock-based awards;

•            No direct or indirect repricing of options or stock appreciation rights without stockholder approval;

•            A minimum one-year cliff vesting schedule on all awards types under the 2020 Plan (applicable to at least 95% of the shares authorized for issuance); and

•            No excise-tax gross-ups on equity awards.

Description of the 2020 Plan

The following summary of material terms of the 2020 Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the 2020 Plan. A copy of the 2020 Plan is provided as Appendix A to this Proxy Statement.

Purpose of the 2020 Plan

The purpose of the 2020 Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons (including certain consultants and advisors).

The Board or one or more committees consisting of directors appointed by the Board will administer the 2020 Plan. The Board intends to delegate general administrative authority for the 2020 Plan to the Compensation Committee, which is comprised of directors who qualify as independent under the rules promulgated by the SEC and NASDAQ. Except where prohibited by applicable law, a Committee may delegate some or all of its authority with respect to the 2020 Plan to another committee of directors or to one or more officers of the Company. For purposes of Rule 16b-3 of the Exchange Act, the rules of the NASDAQ and for grants to non-employee directors, the 2020 Plan must be administered by a committee consisting solely of two or more independent directors. The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the Administrator.

The Administrator has broad authority under the 2020 Plan with respect to award grants including, without limitation, the authority:

•            To select participants and determine the type(s) of award(s) that they are to receive;

•            To determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•            To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents, and subject to the repricing prohibition described below;

•            To accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consents;

•            Subject to the other provisions of the 2020 Plan, to make certain adjustments to outstanding awards and authorize the conversion, succession, or substitution of awards; and

•            To allow the purchase price of awards or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the awards, by services rendered by the recipient of the awards, by notice of third party payment or by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility

Persons eligible to receive awards under the 2020 Plan include officers and employees of the Company or any of its subsidiaries, non-employee directors of the Company, and certain individual consultants who render bona fide services to the Company or any of its subsidiaries (other than services in connection with the offering or sale of securities or as a market maker or promoter of securities of the Company). As of March 18, 2020, there were approximately 600 employees, including officers, of the Company and its subsidiaries and six non-employee directors of the Company who would potentially be eligible to receive awards under the 2020 Plan.

Authorized Shares

The number shares of Company common stock authorized for issuance pursuant to awards under the 2020 Plan is equal to 4,000,000 shares of Company common stock. The 2020 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2020 Plan, except as may be required by the Administrator or applicable law or stock exchange rules.

Shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2020 Plan are available for reissuance under the 2020 Plan. The 2020 Plan prohibits liberal share recycling, however. Accordingly, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations, and shares covering the portion of exercised stock-settled SARs (regardless of the number of shares actually delivered), count against the share limit.

Awards Under the 2020 Plan

Because awards under the 2020 Plan are granted in the discretion of the Board or a committee of the Board and depend on a number of factors, the type, number, recipients and other terms of future awards cannot be determined at this time.

No Repricing

In no event will any adjustment be made to a stock option or stock appreciation right award under the 2020 Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award, unless such adjustment is approved by the stockholders of the Company. Adjustment made in accordance with the 2020 Plan to reflect a stock split or similar event are not deemed to be a repricing.

Minimum Vesting Schedule

The 2020 Plan requires a minimum one-year cliff vesting schedule for equity award types under the 2020 Plan. This minimum vesting schedule will apply to at least 95% of the shares authorized for grant under the 2020 Plan.[2]

Dividends and Dividend Equivalents

Accrued dividends or dividend equivalent amounts shall not be paid unless and until the awards to which they relate become vested.

Types of Awards

The 2020 Plan authorizes stock options, SARs, restricted stock, RSUs, PSUs and other forms of awards that may be granted or denominated in or otherwise determined by reference to the Company’s common stock, as well as cash awards. The 2020 Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

Stock Options

A stock option is a right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. On March 18, 2020, the last sale price of the Company’s common stock as reported on NASDAQ was $27.72 per share. The maximum term of an option is ten years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code of 1986, as amended (the “Code”) and the 2020 Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary.

Stock Appreciation Rights

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of shares of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price is established by the Administrator at the time of grant of the stock appreciation right and may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock

Shares of restricted stock are shares of the Company’s common stock that are subject to forfeiture and to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of employment or service or until certain performance vesting conditions are satisfied. Subject to the restrictions provided in the applicable award agreement and the 2020 Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to vote and the right to receive dividends; provided, however, that dividends on unvested shares shall be accrued and shall be paid only if the restricted stock to which they relate become vested.

Restricted Stock Units

A restricted stock unit represents the right to receive one share of the Company’s common stock on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the 2020 Plan, a participant receiving RSUs has no rights as a stockholder with respect to the RSUs until the shares of common stock are issued to the participant. RSUs may be granted with dividend equivalent rights that are payable only if the underlying RSUs vest. RSUs may be settled in cash if so provided in the applicable award agreement.

Performance Stock Units

A performance stock unit (“PSU”) is a performance-based award that entitles the recipient to receive shares of the Company’s common stock based on attainment of one or more performance goals. Each PSU shall designate a target number of shares payable under the award, with the actual number of shares earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. Subject to the restrictions provided in the applicable award agreement and the 2020 Plan, a participant receiving PSUs has no rights as a stockholder until the shares of common stock are issued to the participant. PSUs may be granted with dividend equivalent rights that are payable only if the underlying PSUs are earned. PSUs may be settled in cash if so provided in the applicable award agreement.

Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including, without limitation, discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

Other Awards

The other types of awards that may be granted under the 2020 Plan include, without limitation, stock bonuses, and similar rights to purchase or acquire shares of the Company’s common stock, and similar securities with a value derived from the value of, or related to, the Company’s common stock or returns thereon.

Change of Control

Unless otherwise provided in an applicable award agreement, upon a change of control (as defined in the 2020 Plan), the Administrator shall have discretion to take whatever actions it deems necessary or appropriate, including but not limited to the following actions: (1) provide for full or partial accelerated vesting of any award or portion thereof, either immediately prior to the change of control or on such terms and conditions following the change of control (such as a termination without cause) as the Administrator determines in its sole and absolute discretion (including vesting of performance-based awards at 100% of target); (2) provide for the assumption of such awards (or portions thereof) or the substitution of such awards (or portions thereof) with similar awards of the surviving or acquiring Company; (3) provide for the cash-out and cancellation of any award (or portion thereof); and (4) take any other actions as the Administrator deems necessary or advisable in connection with such change of control transaction. If the surviving or acquiring company does not assume the outstanding awards (or portions thereof) or substitute similar stock awards for those outstanding under the 2020 Plan as of the change of control, then the vesting and exercisability (if applicable) of all awards (or portions thereof) will be accelerated in full immediately prior to such change of control, and such outstanding awards (or portions thereof) will terminate and/or be payable upon the occurrence of the change of control. The Administrator may take different actions with respect to different participants under the 2020 Plan, different awards under the 2020 Plan, and different portions of awards granted under the 2020 Plan.

Transferability of Awards

Awards under the 2020 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders. Awards with exercise features are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limits and the number and kind of shares available under the 2020 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority

The 2020 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Restrictive Covenants and Recoupment (Clawback) Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the 2020 Plan, participants agree to be bound by any incentive recoupment (clawback) policy adopted by the Company from time to time. Participants may also be subject to restrictive covenants if so required by the Administrator in any award agreement.

Termination of, or Changes to, the 2020 Plan

The Administrator may amend or terminate the 2020 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules, or as required to preserve the intended tax consequences of the 2020 Plan. For example, stockholder approval is required for any proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the 2020 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring stockholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the 2020 Plan will terminate ten years after the date on which the 2020 Plan was approved by the Board. Outstanding awards will generally continue following the expiration or termination of the 2020 Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the award holder.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of awards under the 2020 Plan is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

Nonqualified Stock Options

The grant of a nonqualified stock option under the 2020 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Stock Options

The grant of an incentive stock option (or “ISO”) under the 2020 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock

Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted in an amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

To the extent dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

Other Awards

Other awards (such as RSUs and PSUs) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code

Under Code Section 162(m), no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to any of the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company. Certain compensation issued prior to November 2, 2017 may be excluded from the determination of the $1 million deduction limit based on specialized transition rules set forth in Code Section 162(m) and related guidance.

Section 409A of the Internal Revenue Code

Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the 2020 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the 2020 Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

Interested Parties

Because approval of the 2020 Plan will increase the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the 2020 Plan.

Vote Required for Approval

Approval of the 2020 Plan will require the affirmative vote of a majority of the shares present or represented at the Annual Meeting. Abstentions will be counted as votes against this matter, and broker non-votes will have no effect on the vote on this matter.

Recommendation of the Board

Our Board recommends that you vote "FOR" Proposal 3.

PROPOSAL 4: Advisory Vote on Executive Compensation

As required by the rules of the U.S. Securities and Exchange Commission, our stockholders are asked to provide an advisory, not-binding, vote on the compensation of our executive officers. To provide stockholders with the information necessary to express their view about our executive compensation, we included detailed information about the composition, design, and effectiveness of our executive compensation program in the section entitled Executive Compensation — Compensation Discussion and Analysis of these proxy materials.

As further described in the Compensation Discussion and Analysis section of the proxy materials, our executive compensation program is designed to attract, motivate, and retain a talented, entrepreneurial, and creative team of executives who provide leadership for our success in a competitive global market. Our compensation policies and practices are designed based on a pay-for-performance philosophy and are strongly aligned with our stockholders’ long-term interests. We believe that our executive compensation, which emphasizes cash awards aligned with the performance of the Company and long-term equity awards, satisfies this goal. See the “Executive Compensation Summary” of the Compensation Discussion and Analysis section of the proxy materials for information on key components of our 2019 Executive Officer compensation; and read the entire Compensation Discussion and Analysis section of the proxy materials for details about our compensation philosophy and how it is achieved.

We are asking our stockholders to indicate their support of our executive officer compensation as described in this Proxy Statement. This proposal (commonly known as “say-on-pay” proposal) gives our stockholders the opportunity to express their views on our executive compensation. The vote is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation structure and philosophy of our executive officers and the actual size of the compensation, as described in this Proxy Statement in accordance with the compensation disclosure rules of the U.S. Securities and Exchange Commission.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING RESOLUTION:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Executive Compensation — Compensation Discussion and Analysis section of the Proxy Statement, the 2019 Summary Compensation Table, and the other related tables and disclosure.”

It is important to note that this vote is advisory, which means that the vote is not binding on us, our Board of Directors, or its Compensation Committee. We value the opinions expressed by our stockholders, however, and our Board and the Compensation Committee will take the results of the vote into account in future compensation decisions.

At the Annual Meeting of Stockholders held in May 2017, our stockholders approved our executive compensation with a vote of 99.6 percent. Except as otherwise discussed in Compensation Discussion and Analysis section of the proxy materials, in light of the stockholder support, the Compensation Committee made no significant changes to the overall design of our compensation program during 2017 and 2018. In 2019, the Compensation Committee of the Board bifurcated the equity portion of executive compensation to allocate 50% of the target based on the Company’s performance in prior fiscal year, and another 50% based on the Company’s performance over a three-year period, thus further aligning the interests of executives with stockholder interests.

Based on the stockholders’ advisory preferences, expressed as part of the voting results at our 2017 Annual Meeting of Stockholders, our Board has determined to hold a stockholder advisory vote on executive compensation every three years. The next stockholder advisory vote on executive compensation will be held at the 2023 Annual Stockholders Meeting.

Required Vote

Proposal No. 4 is advisory and non-binding, but we will consider stockholders to have approved the compensation of our Named Executive Officers if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

Recommendation of the Board

Our Board recommends that you vote "FOR" Proposal 4.

ADDITIONAL INFORMATION

Stockholder Submission of Nominations and Proposals

In order for a proposal of a stockholder to be included in the proxy statement and form(s) of proxy relating to our 2021 Annual Meeting of Stockholders, the proposal must be in writing and received by our Corporate Secretary at 9197 South Peoria Street, Englewood, Colorado 80112, no later than December 4, 2020. Timely receipt of a stockholder’s proposal will satisfy only one of the various conditions established by the U.S. Securities and Exchange Commission for inclusion in our proxy materials. Stockholders who wish to have their proposals included in our proxy materials must meet the eligibility requirements as provided in the U.S. Securities and Exchange Commission’s Shareholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of the Rule and with our Bylaws to be included in our proxy materials.

If a stockholder wishes to present a proposal at the 2021 Annual Meeting of Stockholders and this proposal is not intended to be included in the related proxy statement and form of proxy, nor does this stockholder intend to submit a director nomination, our Bylaws require that the stockholder notify us in writing on or before February 17, 2021, but no earlier than January 18, 2021. The notice must include the information required by our Bylaws, which may be obtained on our website at ttec.com under the “Investors” and “Corporate Governance” tabs. If the stockholder does not meet the applicable deadline or comply with the requirements found in the U.S. Securities and Exchange Commission’s Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

Other Business

We know of no other matter to be acted upon at the 2020 Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, however, the persons named in the accompanying proxy card as proxies for the holders of our common stock will vote thereon in accordance with their best judgment.

Annual Report

Our 2019 Annual Report is being delivered to the stockholders together with this Proxy Statement. The Annual Report is not part of the proxy materials, however. Additional copies of our 2019 Annual Report may be obtained without charge upon request made to TTEC Holdings, Inc., 9197 South Peoria Street, Englewood, Colorado 80112, Attention: Investor Relations.

By Order of the Board of Directors

KENNETH D. TUCHMAN
Chairman and Chief Executive Officer
Englewood, Colorado
April 3, 2020

Appendix A to 2020 Proxy

TTEC HOLDINGS, INC.

2020 EQUITY INCENTIVE PLAN

A-1

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	7.2	Events Not Deemed Terminations of Service		15
	7.3	Change in Time Commitment		16
	7.4	Effect of Change of Subsidiary Status		16

8.	ADJUSTMENTS; ACCELERATION			16
	8.1	Adjustments		16
	8.2	Change in Control		17

9.	TAX PROVISIONS			17
	9.1	Tax Withholding		17
	9.2	Requirement of Notification of Code Section 83(b) Election		18
	9.3	Requirement of Notification of Disqualifying Disposition		18

10.	OTHER PROVISIONS			18
	10.1	Compliance with Laws		18
	10.2	Future Awards/Other Rights		18
	10.3	No Employment/Service Contract		18
	10.4	Plan Not Funded		18
	10.5	Effective Date, Termination and Suspension, Amendments		19
		10.5.1	Effective Date and Termination	19
		10.5.2	Amendment; Termination	19
		10.5.3	Stockholder Approval	19
		10.5.4	Amendments to Awards	19
		10.5.5	Limitations on Amendments to Plan and Awards	19
	10.6	Privileges of Stock Ownership		19
	10.7	Governing Law; Severability; Construction		20
		10.7.1	Choice of Law	20
		10.7.2	Severability	20
		10.7.3	Plan Construction	20
	10.8	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation		21
	10.9	Non-Exclusivity of Plan		21
	10.10	No Corporate Action Restriction		21
	10.11	Other Company Benefit and Compensation Programs		21
	10.12	Restrictive Covenants; Cause Forfeiture; Clawback Policy		22
		10.12.1	Restrictive Covenants	22
		10.12.2	Annulment upon Termination for Cause	22
		10.12.3	Awards Subject to Clawback	22
	10.13	Captions		22

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TTEC HOLDINGS, INC.

2020 EQUITY INCENTIVE PLAN

To be approved by the Company’s stockholders on May 13, 2020

1.            ESTABLISHMENT AND PURPOSE OF PLAN

TTEC Holdings, Inc., a Delaware corporation (the “Company”), hereby establishes the TTEC Holdings, Inc. 2020 Equity Incentive Plan (the “Plan”) as set forth in this document. The purpose of the Plan is to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees, non-employee directors, and other eligible persons through the grant of equity and cash Awards that align the interests of Plan participants with the interests of the Company’s stockholders.

2.            DEFINITIONS

2.1                            Defined Terms.  As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a)                              “Administrator” shall mean the Board or one or more Committees appointed by the Board or another Committee (within that Committee’s delegated authority) to administer all or certain aspects of this Plan, as set forth in Section 3 hereof.

(b)                              “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(c)                              “Award” shall mean any award granted under the Plan, including any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock Unit, cash Award, or Other Stock-Based Award.

(d)                              “Award Agreement” shall mean a written or electronic Award agreement between the Company and a Participant evidencing the grant of an Award under the Plan and containing the terms and conditions of such Award, as determined by the Administrator.

(e)                              “Board” shall mean the board of directors of the Company.

(f)                                 “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events, in each case as determined by the Administrator, a Participant’s: (i) commission of a felony or the commission of any crime involving moral turpitude, theft, embezzlement, fraud, misappropriation of funds, breach of fiduciary duty, abuse of trust or the violation of any other law or ethical rule relating to the Company; (ii) material or repeated dishonesty or misrepresentation involving the Company or any Affiliate; (iii) material or repeated misconduct in the performance or non-performance of the Participant’s responsibilities as an employee, officer, director, or consultant; (iv) violation of a material condition of employment; (v) unauthorized use of

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trade secrets or confidential information (or the Company’s reasonable belief that a Participant has or has attempted to do so); or (vi) aiding a competitor of the Company or any Affiliate. Any determination by the Administrator whether an event constituting Cause has occurred will be final, binding and conclusive. For purposes of this definition, the term “Company” shall be interpreted to include any Subsidiary, Affiliate or parent of the Company, as appropriate.

(g)                              “Change in Control” shall mean and shall be deemed to have occurred upon the occurrence of any one of the following:

1.                                    any consolidation, merger or other similar transaction (i) involving the Company and its Affiliates (“TTEC”), if TTEC is not the continuing or surviving corporation, or (ii) which contemplates that all or substantially all of the business and/or assets of TTEC will be controlled by another corporation, in each case unless, following such consolidation, merger or other similar transaction,  more than fifty one percent (51%) of the combined voting power of the then outstanding voting securities of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of at least fifty one percent (51%) of the then outstanding Common Stock and/or other voting securities of TTEC immediately prior to such consolidation, merger or other similar transaction, in substantially the same proportion as their ownership immediately prior to such consolidation, merger or other similar transaction;

2.                                    any sale, lease, exchange or transfer (in one transaction or series of related transactions) of all or substantially all of the assets of TTEC (a “Disposition”); provided, however, that the foregoing shall not apply to any Disposition to a corporation with respect to which, following such Disposition, more than fifty one percent (51%) of the combined voting power of the then outstanding voting securities of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of at least fifty one percent (51%) of the then outstanding Common Stock and/or other voting securities of TTEC immediately prior to such Disposition, in substantially the same proportion as their ownership immediately prior to such Disposition;

3.                                    approval by the stockholders of TTEC of any plan or proposal for the liquidation or dissolution of TTEC, unless such plan or proposal is abandoned within sixty (60) days following such approval;

4.                                    the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange), or two (2) or more persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty one percent (51%) or more of the outstanding shares of voting stock of TTEC; provided, however, that for purposes of the foregoing, “person” excludes Kenneth D. Tuchman and his affiliates; provided, further that the foregoing shall exclude any such acquisition (A) by any person made directly from TTEC, (B) made by TTEC or any Affiliate, or (C) made by an employee benefit plan (or related trust) sponsored or maintained by TTEC or any Affiliate; or

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5.                                    if, during any period of fifteen (15) consecutive calendar months commencing at any time on or after the date of grant of any Award, those individuals (the “Continuing Directors”) who either (A) were directors of TTEC on the first day of each such fifteen (15)-month period, or (B) subsequently became directors of TTEC and whose actual election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of TTEC, cease to constitute a majority of the board of directors of TTEC.

If the occurrence of a Change in Control is a payment event for an Award that is “non-qualified deferred compensation” subject to Section 409A, then a Change in Control will be deemed to have occurred only if the transaction is also a “change in ownership or effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5).

(h)                              “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i)                                   “Committee” shall mean the Compensation Committee of the Board, or such other Committee of the Board to which administration of the Plan, or a part of the Plan, has been duly delegated as permitted by applicable law and in accordance with the Plan.

(j)                                   “Common Stock” shall mean the common stock of the Company, par value $0.01 per share, and such other securities or property as may become the subject of Awards under this Plan pursuant to an adjustment made under Section 8.1.

(k)                              “Company” shall mean TTEC Holdings, Inc., a Delaware corporation.

(l)                                   “Disability”  shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means that, in each case as determined by the Administrator: (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A with respect to an Award subject to Section 409A.

(m)                         “Effective Date” shall mean the date on which this Plan is approved by the stockholders of the Company.

(n)                              “Eligible Person” shall mean any person who is either: (a) an officer, whether or not a director, or employee of the Company or one of its Subsidiaries; (b) a non-employee director of the Company or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising

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transaction or as a market maker or promoter of securities of the Company or one of its Subsidiaries) to the Company or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act, the offering and sale of shares issuable under this Plan by the Company, or the Company’s compliance with any other applicable laws.

(o)                              “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p)                              “Fair Market Value” shall mean, unless otherwise determined by the Committee, the fair market value of a share of Common Stock as of a particular date, determined as follows: (i) the closing sale price reported for such share of Common Stock for such date on the national securities exchange or national market system on which such stock is principally traded, or if no sale of shares of Common Stock is reported for such trading day, on the last preceding day on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion consistent with the requirements under Section 409A of the Code.

(q)                              “Incentive Stock Option” or “ISO” shall mean an Option that is intended to comply with the requirements of Section 422 of the Code.

(r)                                 “Non-Qualified Stock Option” shall mean an Option that is not intended to comply with the requirements of Section 422 of the Code.

(s)                               “Option” shall mean a right to purchase a specified number of shares of Common Stock during a specified period at a pre-established exercise price as determined by the Administrator, granted pursuant to Section 6.1.1.

(t)                                  “Other-Stock Based Award” shall mean a stock-based Award issued pursuant to Section 6.1.7.

(u)                              “Participant” shall mean any Eligible Person that has been issued an Award under the Plan.

(v)                              “Performance Stock Unit” or “PSU” shall mean an Award evidencing the right to receive shares of Common Stock or equivalent value (as determined by the Administrator) based on the attainment of certain performance goals, issued pursuant to Section 6.1.5.

(w)                           “Plan” shall have the meaning set forth in Section 1 hereof.

(x)                              “Restricted Stock” shall mean shares of Common Stock that are subject to forfeiture and restrictions on transferability, issued pursuant to Section 6.1.3.

(y)                              “Restricted Stock Unit” or “RSU” shall mean an Award evidencing the right to receive one share of Common Stock or equivalent value (as determined by the

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Administrator) that is restricted or subject to forfeiture provisions, issued pursuant to Section 6.1.4.

(z)                               “Section 409A” shall mean section 409A of the Code and related Treasury regulations and guidance promulgated thereunder.

(aa)                      “Securities Act” shall mean the Securities Act of 1933, as amended.

(bb)                      “Share Limit” shall have the number of shares available for issuance under the Plan as set forth in Section 4.1.

(cc)                      “Stock Appreciation Right” or “SAR” shall mean a right to receive the appreciation value on the shares of Common Stock subject to the Award, issued pursuant to Section 6.1.2.

(dd)                      “Subsidiary” shall mean any corporation (other than the Company) or other entity controlled by the Company directly or indirectly though one or more intermediaries.

2.2                            Construction.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

3.            PLAN ADMINISTRATION

3.1                            Plan Administrator.  This Plan shall be administered by, and all Awards under this Plan shall be authorized by, the Administrator. Any Committee appointed by the Board to act as the Administrator shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law and the rules of any applicable stock exchange. A Committee may delegate some or all of its authority to another Committee so constituted. The Board or a Committee comprised solely of directors may also delegate, to the extent permitted by applicable law and the rules of any applicable stock exchange, to one or more officers of the Company, its powers under this Plan (a) to determine the Eligible Persons who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different Committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

Grants of Awards, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a Committee consisting solely of two or more non-employee directors, as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act. Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Company and shall be administered exclusively by the Board or a Committee consisting solely of independent directors.

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3.2                            Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things deemed necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a delegation to a Committee or one or more officers, within the authority delegated to that Committee or person(s)), including, without limitation, the authority to:

(a)                              determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards under this Plan;

(b)                              grant Awards to Eligible Persons, determine the type of Awards to be granted, the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments, if any, in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

(c)                              approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

(d)                              construe and interpret this Plan and any Award Agreements defining the rights and obligations of the Company, its Subsidiaries, and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;

(e)                              cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 10.5.5;

(f)                                 accelerate or extend the vesting or exercisability or extend the term of any or all outstanding Awards (in the case of Options or Stock Appreciation Rights, within the maximum ten (10)-year term of such Awards) in such circumstances as the Administrator may deem appropriate, including, without limitation, in connection with a termination of employment or services or other events of a personal nature, subject to any required consent under Section 10.5.5;

(g)                              adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 10.5.5, and provided that in no case, except due to an adjustment contemplated by Section 8, shall the terms of any outstanding Awards be amended, by amendment, cancellation and regrant, or other means, to reduce the per share exercise or base price of any outstanding Option or Stock Appreciation Right or other Award granted under this Plan, or be exchanged for cash, other Award or Option or Stock Appreciation Right with an exercise price that is less than the per share exercise price of the original Option or Stock Appreciation Right, without stockholder approval, and further provided that any adjustment or change in terms made pursuant to

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this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A;

(h)                              determine the date of grant of an Award, which may be a designated date after but not before the date of the Administrator’s action, unless otherwise designated by the Administrator, the date of grant of an Award shall be the date upon which the Administrator took the action granting an Award;

(i)                                   determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof and authorize the termination, conversion, substitution, acceleration or succession of Awards upon the occurrence of an event of the type described in Section 8;

(j)                                   acquire or settle rights under Awards in cash, stock of equivalent value, or other consideration, subject to the provision of the Plan; and

(k)                              determine the Fair Market Value of the Common Stock or Awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3                            Binding Determinations.  Any action taken by, or inaction of, the Company, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan or any Award made under this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense, including, without limitation, legal fees, arising or resulting therefrom to the fullest extent permitted by law. The foregoing right of indemnification shall be in addition to any right of indemnification set forth in the Company’s certificate of incorporation and bylaws, as the same may be amended from time to time, or under any directors and officers liability insurance coverage or written indemnification agreement with the Company that may be in effect from time to time.

3.4                            Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Company. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5                            Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Company as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Subsidiaries or to third parties.

4.            SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1                            Shares of Common Stock Subject to the Plan; Share Limit.  Subject to the adjustment as provided in Sections 8.1 and 10.9, the maximum number of shares of Common Stock available for issuance under the Plan will be equal [•] shares of Common Stock, all of which may be granted, in the sole discretion of the Administrator, as Incentive Stock Options.

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Common Stock issued under the Plan shall be either authorized but unissued shares of Common Stock or, to the extent permitted, shares of Common Stock that have been reacquired by the Company or any Subsidiary.

4.2                            Counting of Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting and to avoid double counting (as, for example, in the case of tandem or substitute Awards) as it may deem necessary or desirable in its sole discretion. Shares shall be counted against those reserved to the extent shares have been delivered pursuant to an Award and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an Award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares of Common Stock to the Participant, the shares of Common Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan, as applicable, and will be deemed to remain or become available under this Plan.

4.3                            Reservation of Shares; No Fractional Shares.  The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan, exclusive of any dividend equivalent obligations to the extent the Company has the right to settle such rights in cash. No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.

5.            PARTICIPATION

The Administrator may grant Awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. The Administrator shall, in its sole and absolute discretion, select from among the Eligible Persons those individuals who shall receive Awards and become Participants under the Plan. There is no right of any Eligible Person to receive an Award under the Plan, and the Administrator has absolute discretion to treat Eligible Persons differently from one another under the Plan. Receipt of an Award by a Participant shall not create the right to receive future Awards under the Plan, but a Participant who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.

6.            AWARDS

6.1                            Type and Form of Awards.  The Administrator shall determine the type or types of Award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or its Subsidiaries. The types of Awards that may be granted under this Plan are:

6.1.1                Stock Options.

(a)                              General Option Provisions.  Options may only be granted to Eligible Persons for whom the Company would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E). An Option may be intended to be an Incentive Stock Option or a Non-Qualified Stock Option. The Award Agreement for an Option will indicate if

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the Option is intended to be an ISO or a Non-Qualified Stock Option. The maximum term of each Option, whether an ISO or a Non-Qualified Stock Option, shall be ten (10) years. The per share exercise price for each Option shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant of the Option. Each Option shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion. When an Option is exercised, the exercise price for the shares underlying such Option shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 6.4.

(b)                              Additional Rules Applicable to ISOs.  Notwithstanding the general Option rules set forth in Section 6.1.1(a), the following rules shall apply to Options intended to qualify as ISOs. ISOs may only be granted to employees of the Company or its Subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least fifty percent (50%) of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Company and ending with the subsidiary in question). To the extent that the aggregate Fair Market Value of shares of Common Stock determined at the time of grant of the applicable Option with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Company or its Subsidiaries or any parent or predecessor corporation, to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder, such Options shall be treated as Non-Qualified Stock Options. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. An Award Agreement relating to ISOs may contain such other terms and conditions as from time to time are required in order for the Option to be considered an “incentive stock option,” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the Option is granted, owns, or is deemed to own under Section 424(d) of the Code, shares of outstanding Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least one hundred and ten percent (110%) of the Fair Market Value of the stock subject to the Option and the term of such Option does not exceed five (5) years from the date such Option is granted.

6.1.2                Stock Appreciation Rights.  A SAR is an Award that entitles the Participant to receive, upon exercise of the SAR, a payment in cash and/or Common Stock, or a combination of the two, equal to, or having a Fair Market Value equal to, the product of (x) number of SARs being exercised multiplied by (y) the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the “base price” applicable to the SAR. SARs may only be granted to Eligible Persons for whom the Company would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E). The base price of the

9

SAR shall be determined by the Administrator but shall be not less than the Fair Market Value of the Company’s Common Stock on the date of grant. The maximum term of a SAR shall be ten (10) years. SARs shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion consistent with the terms and conditions of the Plan.

6.1.3                Restricted Stock.

(a)                              General Restricted Stock Provisions.  Restricted Stock is Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, including based on achievement of performance goals and/or future service requirements, in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive dividends thereon, subject to the provisions of Section 6.1.3(c) and Section 6.8.

(b)                              Certificates for Shares.  Shares of Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. The Administrator may require that shares of Restricted Stock are held in escrow until all restrictions lapse.

(c)                              Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, any cash dividends paid on shares of Restricted Stock and any stock distributed in connection with a stock split or stock dividend, and any other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend or distribution was made. In addition, and subject to applicable law, the Administrator may require or permit a Participant to elect that any cash dividends paid on Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan, subject to the same vesting schedule as the Restricted Stock to which the dividend relates.

6.1.4                Restricted Stock Units.

(a)                              Grant of Restricted Stock Units.  An RSU represents the right to receive from the Company on the relevant scheduled vesting or payment date for such RSU, one share of Common Stock or, if specified in the applicable Award Agreement, the Fair Market Value of one share of Common Stock paid in cash. The vesting or payment of an Award of RSUs may be subject to the attainment of

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specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.

(b)                              Dividend Equivalent Accounts.  If, and only if, required by the applicable Award Agreement, prior to the expiration of the applicable vesting period of an RSU, the Administrator shall provide dividend equivalent rights with respect to RSUs, in which case the Company shall establish an account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. In addition, subject to applicable law, the Administrator may require or permit a Participant to elect that any such dividend equivalent amounts credited to the Participant’s account be automatically deemed reinvested in additional RSUs or applied to the purchase of additional Awards under the Plan, subject to the same vesting schedule as the RSUs to which the dividend equivalent amounts relate. The Participant shall be paid the amounts or other property credited to such dividend equivalent account at the same time as payment of the RSU.

(c)                              Rights as a Stockholder.  Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award Agreement, each Participant receiving RSUs shall have no rights as a stockholder of the Company with respect to such RSUs until such time as shares of Common Stock are issued to the Participant. In the event an RSU is settled in cash, the Participant receiving RSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time an RSU is granted, and the Company will not be required to set aside funds for the payment of any such Award.

6.1.5                Performance Stock Units.

(a)                              Grant of Performance Stock Units.  A PSU is a performance-based Award that entitles the Participant to receive shares of Common Stock or, if specified in the Award Agreement, the Fair Market Value of such shares of Common Stock paid in cash, based on the attainment of one or more performance goals. Each Award of PSUs shall designate a target number of PSUs covered by the Award, with the actual number of shares of Common Stock earned, if any, to be based on a formula set forth in the Award Agreement related to the attainment of one or more performance goals set forth in the Award Agreement.

(b)                              Dividend Equivalent Accounts.  If, and only if, required by the applicable Award Agreement, the Administrator shall pay dividend equivalent rights with respect to PSUs, in which case a Participant shall be entitled to a cash payment with respect to each PSU earned and payable in an amount based on the ordinary cash dividends that would have been payable to the Participant had the Participant been the owner of a number of actual shares of Common Stock equal to the number of PSUs earned, from the date of grant of the PSU Award through the date the PSU is paid. If so determined by the Administrator and set

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forth in the applicable Award Agreement, such cash amount may be credited with earnings or losses as if deemed reinvested in Common Stock or as if used to purchase additional Awards under the Plan. The amount payable shall be made in a single lump sum on the date on which payment is made in respect of the related PSUs.

(c)                              Rights as a Stockholder.  Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award Agreement, each Participant receiving PSUs shall have no rights as a stockholder of the Company with respect to such PSUs until such time as shares of Common Stock are issued to the Participant. In the event a PSU is settled in cash, the Participant receiving PSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a PSU is granted, and the Company will not be required to set aside funds for the payment of any such Award.

6.1.6                Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses, including without limitation, discretionary Awards, Awards based on objective or subjective performance criteria, Awards subject to other vesting criteria or Awards granted consistent with Section 6.1.7 below. Cash Awards may be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

6.1.7                Other Awards.  The other types of Awards that may be granted under this Plan include: (a) stock bonuses or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities or rights with a value derived from the value of, or related to, the Common Stock and/or returns thereon.

6.2                            Award Agreements.  Each Award, other than cash Awards described in Section 6.1.6, shall be evidenced by a written or electronic Award Agreement in the form approved by the Administrator and, if required by the Administrator, executed or accepted by the recipient of the Award. The Administrator may authorize any officer of the Company, other than the particular Award recipient, to execute any or all Award Agreements on behalf of the Company (electronically or otherwise). The Award Agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of this Plan.

6.3                            Deferrals and Settlements.  Except as otherwise set forth herein, payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of

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Awards in cash shall be structured in a manner that is intended to comply with, or be exempt from, the requirements of Section 409A of the Code.

6.4                            Consideration for Common Stock or Awards.  The purchase price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

(a)                              services rendered by the recipient of such Award;

(b)                              cash, check payable to the order of the Company, or electronic funds transfer;

(c)                              notice and third-party payment in such manner as may be authorized by the Administrator;

(d)                              the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

(e)                              by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

(f)                                 subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with an approved broker or dealer who provides financing for the purposes of, or who otherwise facilitates, the purchase or exercise of Awards.

In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Company upon exercise of an Option or otherwise must have been owned by the Participant at least six (6) months as of the date of delivery, or such other period as may be required by the Administrator in order to avoid adverse accounting treatment. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares with respect to any Award unless and until it receives full payment of the exercise or purchase price therefor and any related withholding amounts under Section 9.1, and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may at any time eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Company.

6.5                            Minimum Vesting Schedule.  Except as provided below, all Awards granted under the Plan shall have a minimum one (1) year cliff vesting schedule meaning that no portion of any Award may be scheduled to vest prior to one (1) year after the date of grant of such Award. Notwithstanding the foregoing, up to five percent (5%) of the total number of shares of Common Stock authorized by the Board and the stockholders for issuance under the Plan may be granted pursuant to Awards not subject to the minimum vesting schedule described above. The Administrator may adopt reasonable counting procedures to determine whether the five percent (5%) limit in the preceding sentence has been attained. The Administrator may also

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apply reasonable rules and rounding conventions to determine whether an Award complies with the above-referenced minimum vesting schedule.

6.6                            Transfer Restrictions.

6.6.1                Limitations on Exercise and Transfer.  Unless otherwise expressly provided in or pursuant to this Section 6.6, by applicable law or by an Award Agreement, as the same may be amended, (a) all Awards are non-transferable by the Participant and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to, or for the account of, the Participant.

6.6.2                Exceptions.  The Administrator may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing; provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

6.6.3                Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 6.6.1 shall not apply to:

(a)                              transfers to the Company,

(b)                              the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)                              subject to any applicable limitations on ISOs, transfers to a current or former family member pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)                              subject to any applicable limitations on ISOs, if the Participant has suffered a Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(e)                              the authorization by the Administrator of “cashless exercise” procedures with approved brokers or dealers who provide financing for the purpose of, or who otherwise facilitate, the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

6.7                            International Awards.  One or more Awards may be granted to Eligible Persons who provide services to the Company or one of its Subsidiaries outside of the United States. Any Awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

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6.8                            Dividend and Dividend Equivalents.  Notwithstanding anything to the contrary herein, in no event may accrued dividends or dividend equivalents with respect to any Award issued under the Plan be paid prior to the vesting of the Award to which they relate.

7.            EFFECT OF TERMINATION OF SERVICE ON AWARDS

7.1                            Termination of Employment.

7.1.1                Administrator Determination.  The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan, unless a contract or the Award Agreement otherwise provides, of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

7.1.2                General.  For any Award issued under the Plan, unless the Award Agreement provides otherwise, the portion of such Award that is unvested at the time that a Participant’s employment or service is terminated for any or no reason shall be forfeited and reacquired by the Company; provided however, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that such forfeiture requirement shall be waived in whole or in part.

7.1.3                Stock Options and SARs.  For Awards of Options or SARs, unless the Award Agreement provides otherwise, the exercise period of such Options or SARs shall expire:

(a)                              three (3) months after the last day that the Participant is employed by, or provides services to, the Company or its Subsidiaries; provided however, that in the event of the Participant’s death during this period, those persons entitled to exercise the Option or SAR pursuant to the laws of descent and distribution shall have one (1) year following the date of the Participant’s death within which to exercise such Option or SAR;

(b)                              twelve (12) months after the last day that the Participant is employed by, or provides services to, the Company or a Subsidiary in the case of a Participant whose termination of employment or service is due to death or Disability; and

(c)                              immediately upon a Participant’s termination for Cause.

The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of a Participant’s employment or service, including, but not limited to, the question of whether a leave of absence constitutes a termination of employment or service and whether a Participant’s termination is for Cause.

7.2                            Events Not Deemed Terminations of Service.  Unless the express policy of the Company or any of its Subsidiaries or the Administrator otherwise provides, the employment

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relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other paid leave of absence authorized by the Company or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3                            Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Subsidiaries is reduced (for example, and without limitation, if the Participant is an employee of the Company and the Participant has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any Award, the Administrator, in its sole discretion, may (a) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting schedule applicable to such Award in accordance with Section 409A, as applicable. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so amended.

7.4                            Effect of Change of Subsidiary Status.  For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary of the Company, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Company or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

8.            ADJUSTMENTS; ACCELERATION

8.1                            Adjustments.  Upon or in contemplation of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (b) any merger, arrangement, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock, whether in the form of securities or property, or (d) any exchange of Common Stock or other securities of the Company, or any similar unusual or extraordinary corporate event or transaction affecting the Common Stock, the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances, but subject to compliance with applicable laws and stock exchange requirements, proportionately adjust any or all of (1) the number and type of shares of Common Stock or other securities that thereafter may be made the subject of Awards, including the Share Limit and the limit on the number of ISOs issuable under the Plan, (2) the number, amount and type of shares of Common Stock or other securities or property subject to any or all outstanding Awards, (3) the grant, purchase or exercise price, including the base price of any SAR or similar right, of any or all outstanding Awards, and (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards. Any adjustment made pursuant to this Section 8.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any Award of an ISO, the Administrator may make an adjustment that causes the Option to cease to qualify as an ISO without the consent of the affected Participant. Any determinations made by

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the Administrator pursuant to this Section 8.1 shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

8.2                            Change in Control.  Unless otherwise provided in an applicable Award Agreement, in the event of a Change in Control, the Administrator shall have full discretion to take whatever actions it deems necessary or appropriate with respect to outstanding Awards, including, but not limited to: (a) to provide for full or partial accelerated vesting of any Award or portion thereof, either immediately prior to such Change in Control or on such terms and conditions following the Change in Control (such as a termination without Cause) as the Administrator determines in its sole and absolute discretion, (b) to provide for the assumption of such Awards or portions thereof or the substitution of such Awards or portions thereof with similar awards of the surviving or acquiring company or parent thereof, in a manner designed to comply with Section 409A of the Code, (c) to provide for the settlement in cash or property and cancellation of any Award or portions thereof immediately prior to such Change in Control, which settlement may, in a manner designed to comply with Code Section 409A, be subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such Change in Control, and (d) take any other actions as the Administrator deems necessary or advisable in connection with such Change in Control transaction; provided, however, that in the event the surviving or acquiring company does not assume the outstanding Awards or portions thereof or substitute similar stock awards for those outstanding under the Plan as of the Change in Control, then (a) the vesting and exercisability, if applicable, of all Awards or portions thereof shall be accelerated in full immediately prior to such Change in Control, with all performance goals or other vesting criteria applicable to any performance-based Awards deemed achieved based on performance measured through the date of the Change in Control, and (b) such outstanding Awards or portions thereof shall terminate and/or be payable upon the occurrence of the Change in Control. The Administrator may take different actions with respect to different Participants under the Plan, different Awards under the Plan, and different portions of Awards granted under the Plan.

9.            TAX PROVISIONS

9.1                            Tax Withholding.  Upon any exercise, vesting, or payment of any Award, the Company or one of its Subsidiaries shall have the right at its option to:

(a)                              require the Participant, or the Participant’s personal representative or beneficiary, as the case may be, to pay or provide for payment of at least the minimum amount of any taxes which the Company or its Subsidiaries may be required to withhold with respect to such Award event or payment; or

(b)                              deduct from any amount otherwise payable in cash to the Participant, or the Participant’s personal representative or beneficiary, as the case may be, the minimum amount of any taxes which the Company or its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion, subject to Section 10.1, grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish,

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to have the Company reduce the number of shares to be delivered by or otherwise reacquire the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the applicable withholding obligation on exercise, vesting or payment, not in excess of the maximum statutory rates in the Participant’s applicable jurisdictions.

9.2                            Requirement of Notification of Code Section 83(b) Election.  If any Participant shall make an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

9.3                            Requirement of Notification of Disqualifying Disposition.  If any Participant shall make any disposition of shares of Common Stock delivered to the Participant pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) relating to certain disqualifying dispositions, such Participant shall notify the Company of such disposition within ten (10) days thereof.

10.                OTHER PROVISIONS

10.1                    Compliance with Laws.  This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of the counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company or any of its Subsidiaries, provide such assurances and representations to the Company or any of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

10.2                    Future Awards/Other Rights.  No person shall have any claim or rights to be granted an Award or additional Awards, as the case may be, under this Plan, subject to any express contractual rights set forth in a document other than this Plan to the contrary.

10.3                    No Employment/Service Contract.  Nothing contained in this Plan or in any other documents under this Plan or in any Award Agreement shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or any of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at-will, nor shall interfere in any way with the right of the Company or its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without Cause. Nothing in this Section 10.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

10.4                    Plan Not Funded.  Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including

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shares of Common Stock, except as expressly otherwise provided) of the Company or any of its Subsidiaries by reason of any Award hereunder. Neither the provisions of this Plan or of any related documents, nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

10.5                    Effective Date, Termination and Suspension, Amendments.

10.5.1        Effective Date and Termination.  This Plan was approved by the Board and shall become effective upon approval by the stockholders of the Company. Unless earlier terminated by the Board, this Plan shall terminate at the close of business ten (10) years after the date on which it was approved by the Board. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards and the authority of the Administrator with respect thereto, including the authority to amend such Awards, shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

10.5.2        Amendment; Termination.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

10.5.3        Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange rule or required to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to approval by the stockholders of the Company.

10.5.4        Amendments to Awards.  Without limiting any other express authority of the Administrator under, but subject to, the express limits of this Plan, the Administrator may by agreement or resolution waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and, subject to the requirements of Sections 3.2 and 10.5.5, may make other changes to the terms and conditions of Awards. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations and stockholder approval requirements set forth in Section 3.2(g).

10.5.5        Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 10.5.5.

10.6                    Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the

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Participant. Except as expressly provided herein, no adjustment will be made for dividends or other rights as a stockholder of the Company for which a record date is prior to such date of delivery.

10.7                    Governing Law; Severability; Construction.

10.7.1        Choice of Law.  This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

10.7.2        Severability.  If a court of competent jurisdiction holds any provision of this Plan invalid and unenforceable, the remaining provisions of this Plan shall continue in effect and the Plan shall be construed and enforced without regard to the illegal or invalid provision.

10.7.3        Plan Construction.

(a)                              Rule 16b-3.  It is the intent of the Company that the Awards and transactions permitted by the Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.

(b)                              Compliance with Section 409A of the Code.  The Board intends that, except as may be otherwise determined by the Administrator, any Awards under the Plan will be either exempt from, or satisfy the requirements of, Section 409A to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an Award, Award Agreement, acceleration, adjustment to the terms of an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant’s Award to violate Section 409A, unless the Administrator expressly determines otherwise, such Award, Award Agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award Agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A.

(c)                              No Guarantee of Favorable Tax Treatment.  Although the Company intends that Awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax,

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interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.

10.8                    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation right, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding Awards previously granted by an acquired company or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction, shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

10.9                    Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

10.10            No Corporate Action Restriction.  The existence of this Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

10.11            Other Company Benefit and Compensation Programs.  Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing, or except as otherwise specifically set forth in the terms and conditions of

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such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Awards or commitments under any other plans or arrangements of the Company or its Subsidiaries.

10.12            Restrictive Covenants; Cause Forfeiture; Recoupment Policy.

10.12.1                              Restrictive Covenants.  The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees of the Company or any Affiliate thereof or any confidentiality obligation or post-employment cooperation agreement with respect to the Company or any Affiliate, to the extent specified in such Award Agreement applicable to the Participant.

10.12.2                              Annulment upon Termination for Cause.  The Administrator may annul an Award if the Participant is an employee of the Company or an Affiliate thereof and is terminated for Cause.

10.12.3                              Awards Subject to Recoupment.   Notwithstanding any other provision of this Plan to the contrary, any Award granted or amount payable or paid under this Plan shall be subject to the terms of any compensation recoupment policy then applicable, if any, of the Company, to the extent the policy applies to such Award or amount.  By accepting an Award or the payment of any amount under the Plan, each Participant agrees and consents to the Company’s application, implementation and enforcement of (a) any such policy and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are permitted under the policy or applicable law without further consent or action being required by such Participant.  To the extent that the terms of this Plan and the policy or applicable law conflict, then the terms of the policy or applicable law shall prevail.

10.13            Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

As adopted by the Board of Directors of TTEC Holdings, Inc. on February 27, 2020.

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TTEC (NASDAQ: TTEC) is a leading global technology and services provider focused exclusively on the design, implementation, and delivery of transformative customer experience for many of the world’s most iconic and disruptive brands.

TTEC delivers outcome-based customer engagement solutions through TTEC Digital (Customer Strategy and Customer Technology Services business segments), its digital consultancy that designs and builds human centric, tech-enabled, insight-driven customer experience solutions and TTEC Engage (Customer Growth and Customer Management Services business segments), its delivery center of excellence, that operates customer acquisition, care, growth and digital trust and safety services.

Founded in 1982, the company’s 49,500 employees operate on six continents and live by a set of customer-focused values that guide relationships with clients, their customers, and each other.

To learn more about how TTEC is bringing humanity to the customer experience, visit www.ttec.com.

Corporate Headquarters

9197 South Peoria Street

Englewood, CO 80112-5833

+1.303.397.8100 or 1.800.835.3832

ttec.com

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 12, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. 9197 SOUTH PEORIA STREET ENGLEWOOD, CO 80112 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by TTEC Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 12, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D00906-P35282 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TTEC HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees For Against Abstain 1a. Kenneth D. Tuchman ! ! ! ! ! ! ! For ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! Abstain For Against Abstain 1b. Steven J. Anenen ! ! ! ! ! ! 3. Approval of TTEC's 2020 Equity Incentive Plan. 1c. Tracy L. Bahl 4. Advisory appr oval of TTEC's executive compensation. 1d. Gregory A. Conley NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1e. Robert N. Frerichs NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR all of the Board of Directors' nominees and FOR Proposals 2, 3 and 4. 1f. Marc L. Holtzman 1g. Ekta Singh-Bushell The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. The ratification of the appointment of PricewaterhouseCoopers LLP as TTEC's independent registered public accounting firm for 2020. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ADMISSION TO THE ANNUAL MEETING If you plan to attend the Annual Meeting on Wednesday, May 13, 2020, at 10:00 a.m. MDT, we must receive your request for an admission ticket no later than Wednesday, May 6, 2020. All attendees will be required to present valid, government-issued photographic identification with the admission ticket and enter through a security check point. Cameras, cell phones, and other electronic devices will not be permitted. MEETING LOCATION: TTEC Holdings, Inc. Global Headquarters 9197 South Peoria Street Englewood, CO 80112 1-800-835-3832 Please date, sign and mail your proxy card in the enclosed envelope as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. D00907-P35282 This Proxy is Solicited on Behalf of The Board of Directors of TTEC HOLDINGS, INC. The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints KENNETH D. TUCHMAN and MARGARET B. McLEAN, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of TTEC HOLDINGS, INC. owned of record by the undersigned at the 2020 Annual Meeting of Stockholders to be held at TTEC Holdings, Inc. global headquarters located at 9197 South Peoria Street, Englewood, CO 80112 on May 13, 2020 at 10:00 a.m. MDT, and any adjournments or postponements thereof, in accordance with the directions marked on the reverse side hereof. The proxies, or each of them, in their or his or her sole discretion, are authorized to vote for the election of a person nominated to the Board of Directors if any nominee named herein becomes unable to serve or if for any reason whatsoever, another nominee is required, and the proxies, or each of them, in their or his or her sole discretion are further authorized to vote on other matters which may properly come before the 2020 Annual Meeting and any adjournments or postponements thereof. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote these shares unless you sign and return this card. Continued and to be signed on reverse side